                                                                  EXHIBIT 10.B.1




                                   PLUM CREEK

                           SUPPLEMENTAL BENEFITS PLAN





                                    ADOPTED

                                   EFFECTIVE

                                JANUARY 1, 1993

                               TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
PREAMBLE                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

SECTION I --          DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2

     1.1              Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.2              Board   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.3              Code    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.4              Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.5              Deferred Compensation Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.6              Participant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
     1.7              Pension Plan    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
     1.8              Plan    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
     1.9              RSP   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
     1.10             Surviving Spouse    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

SECTION 2 --          BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

     2.1              Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

SECTION 3 --          PARTICIPANTS    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

     3.1              Participants    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

SECTION 4 --          BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6

     4.1              Supplemental Pension Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
     4.2              Supplemental Thrift Plan Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     4.3              Other Supplemental Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
     4.4              Time and Manner of Payment    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

SECTION 5 --          GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

     5.1              Unfunded Obligation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
     5.2              Discretionary Investment by Company   . . . . . . . . . . . . . . . . . . . . . . . . .       9
     5.3              Incapacity of Participant, Surviving Spouse
                         or Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
     5.4              Nonassignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
     5.5              No Right to Continued Employment    . . . . . . . . . . . . . . . . . . . . . . . . . .      10
     5.6              Withholding Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
     5.7              Termination and Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
     5.8              ERISA Exemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
     5.9              Applicable Law    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
     5.10             Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11

Table of Contents
(continued)

                                                                     Page
                                                                     ----
SIGNATURE PAGE  . . . . . . . . . . . . . . . . . . . . . . . . .      12

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . .      13

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . .      14

APPENDIX C  . . . . . . . . . . . . . . . . . . . . . . . . . . .      15

                                    PREAMBLE

         THIS SUPPLEMENTAL RETIREMENT PLAN (hereinafter referred to as the "Plan" and known as the Plum Creek Supplemental Benefits Plan) is adopted effective January 1, 1993 by Plum Creek Timber Company, L.P. (hereinafter "Company").

         WHEREAS, the purpose of the Plan is to attract and retain exceptional executives by providing retirement benefits to selected officers and key salaried employees of outstanding competence.

         NOW, THEREFORE, the Company does hereby adopt the Plan as set forth in the following pages, effective January 1, 1993.

                                   SECTION 1

                                  DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

1.1              Beneficiary

                 "Beneficiary" means the individual(s) designated by a Participant to receive benefits from this Plan in the event of his or her death. If no designated Beneficiary survives the Participant, the Beneficiary shall be the person or persons in the first of the following classes who survive the
                 Participant:

                 (a)      spouse at date of death,
                 (b)      descendants, per stirpes,
                 (c)      parents,
                 (d)      brothers and sisters,
                 (e)      estate.

1.2              Board

                 "Board" means the Board of Directors of PC Advisory Corp. I, the general partner of PC Advisory Partners I, L.P., which serves as the general partner of Plum Creek Management Company, L.P., which serves as the general partner of the Company.

1.3              Code

                 "Code" means the Internal Revenue Code of 1986, as amended.

1.4              Company

                 "Company" means Plum Creek Timber Company, L.P., a Delaware limited partnership.

1.5              Deferred Compensation Plans

                 "Deferred Compensation Plans" means the Plum Creek Management Company Key Employee Salary and Incentive Compensation Deferral Plan and such additional deferred compensation plans as may be designated by the Company from time to time.

1.6              Participant

                 "Participant" means each individual who participates in the Plan in accordance with Section 3.

1.7              Pension Plan

                 "Pension Plan" means the Burlington Resources Inc. Pension Plan as in effect on December 31, 1992, a copy of which is attached in Appendix B.

1.8              Plan

                 "Plan" means the Plum Creek Supplemental Benefits Plan either in its present form or as amended from time to time.

1.9              RSP

                 "RSP" means the Burlington Resources Inc. Retirement Savings Plan, as in effect on December 31, 1992, a copy of which is attached in Appendix C.

1.10             Surviving Spouse

                 "Surviving Spouse" means the person to whom surviving spouse death benefits are to be paid pursuant to the terms of the Pension Plan.

1.11             Thrift Plan

                 "Thrift Plan" means the Plum Creek Thrift and Profit Sharing Plan.

1.12             Plan Administrator

                 "Plan Administrator" shall be the Vice President, Human Resources of the Company.

                                   SECTION 2

                                 ADMINISTRATION

2.1              Plan Administrator

                 This Plan shall be administered by the Plan Administrator of the Company. Subject to approval by the Board, the Plan Administrator shall have discretion and authority to interpret the Plan, prescribe, amend and rescind rules relating to it, and take all other action necessary for its administration, which actions shall be final and binding upon all Participants.

                                   SECTION 3

                                  PARTICIPANTS

3.1              Participants

                 The President and Vice Presidents of the Company who were participants in the Burlington Resources Inc. Supplemental Benefits Plan on December 31, 1992 shall be Participants in this Plan.

                 The Board of Directors shall determine and designate any other officers and key salaried employees of the Company who are eligible to become Participants and receive benefits under the Plan. Each Participant must be a selected management or highly compensated employee, or entitled to qualified plan benefits in excess of the Code Section 415 limitations on benefits. A Participant who is not a select management or highly compensated employee shall be eligible only for the benefits described in Sections 4.1(a)(1) and 4.2(a)(1). Individuals who are Participants shall be listed in Appendix A.

                                   SECTION 4

                                    BENEFITS

4.1              Supplemental Pension Benefits

                 Upon the termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Surviving Spouse in the case of his or her death) supplemental pension benefits under this Plan which equals the amount described in (a) less the amount described in (b). Supplemental pension benefits under this Section 4 shall be vested and nonforfeitable to the same extent that the related benefits under the Pension Plan would be vested and nonforfeitable.

                 (a)      Pension Plan Amount

                          The amount which the Participant would have been entitled to receive under the Pension Plan as in effect on December 31, 1992 if the Participant had continued participation in the Pension Plan and had the Pension Plan's benefit formula been applied:

                          (1) without regard to the limitations of Section 415 of the Code (including, without limitation, the maximum benefit payable under
                                  Section 415(b)(1), the actuarial reduction for early retirement of Section 415(b)(2)(C), the reduction for limited service or participation of Section 415(b)(5) and the combined limits of Section 415(e)),

                          (2)     by including in the Participant's
                                  compensation during the period for which the Pension Plan benefits are computed, to the extent not already done so under the Pension Plan, any amount that has not been taken into account due to the limitations of Section 401(a)(17) of the Code ($235,840 for plan years beginning in 1993) or due to a
                                  reduction of compensation that has occurred pursuant to an election of the Participant under Section 125 or Section 401(k) of the Code or under the Deferred Compensation Plans, and

                          (3) by taking into account any service granted to the Participant and any benefit formula adjustments required by an employment contract.

                 (b)      Offset Amount

                          The amount specified for each Participant listed in Appendix A increased annually from 12/31/92 to the December 31st immediately preceding the date of termination of employment by the immediate PBGC interest rate in effect on January 1 of each year.

                 (c) Determination of Lump Sum Supplemental Pension Benefit Payments

                          For purposes of determining the amount described in
                          Section 4.1(a), the amount of a lump sum payment of supplemental pension benefits to a Participant (or his or her Surviving Spouse in the event of the Participant's termination of employment on account of death) shall be determined by calculating the benefit according to the terms of the Pension Plan as a whole life annuity, then calculating the present value of such benefit, using the actuarial assumptions specified in the Pension Plan for determining benefits of equivalent value except, in lieu of the Pension Benefit Guaranty Corporation ("PBGC") rates for calculating lump sums specified in the Pension Plan, the interest rate shall be the immediate PBGC rate in effect on January 1 of the year in which the lump sum payment becomes distributable.

                          The amount of a lump sum payment of supplemental pension benefits to a Participant's Surviving Spouse shall be determined as if the Participant had terminated his or her employment on the date of death. Pre-retirement death benefit provisions under the Pension Plan shall not apply.

4.2              Supplemental Thrift Plan Benefits

                 Upon the termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Beneficiary in the case of his or her death) supplemental Thrift Plan benefits determined by calculating the amount described in (a) less the amount described in (b).

                 (a) The Company shall periodically determine the amount of any additional employer-matching contributions that would have been credited to a Participant's account under the RSP if he or she was an employee of Burlington Resources Inc. and contributed at the maximum employee contribution rate offered under the RSP without regard to:

                          (1) the maximum dollar limit under Code Section 415(c)(1)(A) on RSP annual additions ($30,000 for plan years beginning in 1993);

                          (2)     the maximum limit under Code Section
                                  401(a)(17) on the compensation taken into account under the RSP ($235,840 for plan years beginning in 1993); and

                          (3) any further reductions in the compensation which would have been taken into account under the RSP as a result of any deferrals of compensation elected by the Participant pursuant to Section 125 or Section 401(k) of the Code or under the Deferred Compensation Plans.

                 (b) The Company matching contribution to the Thrift Plan on behalf of the Participant for the same period of time for which the amount in (a) is determined.

                 From time to time, as determined by the Board of Directors, the Company shall allocate amounts equal to such additional employer-matching contributions to a ledger account (the "Memorandum Account") for the Participant as of the time or times that such amounts would have been contributed to the RSP if permitted thereunder. Interest will be credited to the balance in each Participant's Memorandum Account on a semi-monthly basis or at such other intervals as may be determined by the Board of Directors. From time to time the Board of Directors shall determine the rate to be used in crediting such interest and in so doing may take into account the earnings, losses, appreciation or depreciation attributable to any discretionary investment made pursuant to
                 Section 5.2, and any other factors it deems appropriate.

                 Supplemental Thrift Plan benefits under this Section 4.2 shall be vested and nonforfeitable to the same extent that the related benefits under the Thrift Plan are vested and nonforfeitable.

4.3              Other Supplemental Benefits

                 Upon the termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Beneficiary in the case of his or her death) other supplemental benefits, if any, as determined by the Board and contained in the Participant's employment contract or other agreement with the Company. Other supplemental benefits under this Section 4.3 shall be vested and nonforfeitable to the extent provided in the applicable employment contract or agreement.

4.4              Time and Manner Of Payment

                 The payment of any supplemental pension benefits owed to a Participant (or his or her Surviving Spouse) pursuant to
                 Section 4.1 shall be made in a lump sum, as determined under
                 Section 4.1(c), as soon as practicable after the Participant's termination of employment with the Company. The payment of any supplemental RSP benefits pursuant to Section 4.2 owed to a Participant (or his or her Beneficiary) shall likewise be made in a lump sum as soon as practicable after the Participant's termination of employment with the Company and shall be in an amount equal to the Participant's Memorandum Account balance at the time of payment. The payment of any other supplemental benefits pursuant to an employment contract under Section 4.3 shall be made as provided in the employment contract. Such payment shall constitute a complete discharge of all obligations to the Participant and his or her Surviving Spouse or Beneficiary under the Plan.

                                   SECTION 5

                               GENERAL PROVISIONS

5.1              Unfunded Obligation

                 The supplemental benefits to be paid to Participants and/or their Surviving Spouses and Beneficiaries pursuant to this Plan are unfunded obligations of the Company, and shall, until actual payment, continue to be part of the general funds of the Company. The Company is not required to segregate any monies from its general funds, or to create any trusts, or to make any special deposits with respect to these obligations. Title to and beneficial ownership of any investments including trust investments which the Company may make to fulfill these obligations shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or his or her Surviving Spouse or Beneficiary or his or her creditors in any assets of the Company whatsoever. The Participants and their Surviving Spouses and Beneficiaries shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

5.2              Discretionary Investment by Company

                 The Plan Administrator, after consulting with the actuary employed by the Company in conjunction with the Pension Plan, may from time to time direct the investment by the Company of an amount sufficient to meet all or such portion of the supplemental pension benefits to be paid under this Plan as the Plan Administrator, in its sole discretion, shall determine. The Plan Administrator may in its sole discretion determine that all or some portion of the amount to be invested shall be paid into one or more grantor trusts to be established by the Company of which it shall be the beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants (or their Surviving Spouses or Beneficiaries in the case of their deaths) receive benefits under this Plan. The Plan Administrator may designate an investment advisor to direct investments and reinvestments of the funds, including investments of any grantor trusts hereunder.

5.3              Incapacity of Participant, Surviving Spouse or Beneficiary

                 If the Plan Administrator finds that any Participant, Surviving Spouse or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) at the discretion of the Plan Administrator may be paid to the spouse, child, parent or brother or sister of such Participant, Surviving Spouse or Beneficiary, or to any person whom the Plan Administrator has determined has incurred expense for such Participant, Surviving

                 Spouse or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

5.4              Nonassignment

                 The right of a Participant or his or her Surviving Spouse or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

5.5              No Right to Continued Employment

                 Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

5.6              Withholding Taxes

                 Appropriate payroll taxes shall be withheld from cash payments made to Participants pursuant to this Plan.

5.7              Termination and Amendment

                 The Board may from time to time amend, suspend, or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board may reinstate any or all of its provisions. The Plan Administrator may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or increase the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension or termination may, however, impair the right of a Participant or his or her Surviving Spouse or Beneficiary to receive the supplemental benefits accrued prior to the effective date of such amendment, suspension or termination.

                 If the Plan is terminated, Participants, Surviving Spouses and Beneficiaries who have accrued benefits under the Plan as of the date of termination will receive payment of such benefits at the times specified in the Plan.

5.8              ERISA Exemption

                 The portion of this Plan providing benefits in excess of the limitations of Section 415 of the Code is intended to qualify for exemption from the Employee Retirement Income Security Act of 1974 ("ERISA") as an unfunded excess benefit plan under Sections 3(36) and 4(b)(5) of ERISA. The portion of this Plan providing benefits in excess of the limitation of Section 401(a)(17) of the Code and other supplemental benefits is intended to qualify for exemption from Parts II, III and IV of ERISA as a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

5.9              Applicable Law

                 The Plan shall be construed and governed in accordance with the laws of the State of Washington.

5.10             Indemnification

                 The Company agrees, to the extent permitted by law, to indemnify and hold the Plan Administrator harmless from and against any liability that the Plan Administrator may incur in the administration of the Plan (including attorneys' fees and expenses), unless arising from the Plan Administrator's own gross negligence, willful misconduct, or willful breach of the provisions of its obligations under this Plan.

The Plum Creek Supplemental Benefits Plan is adopted by Plum Creek Timber Company, L.P.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this 8th day of June, 1993.


                                       For PLUM CREEK TIMBER COMPANY, L.P.
                                       By PLUM CREEK MANAGEMENT COMPANY,
                                       L.P., General Partner


/s/ SUSANNA N. DUKE                    /s/ KEITH SLETTEN
- ------------------------               ------------------------------
Witness                                Authorized Officer

                                       Vice President Human Resources
                                       ------------------------------
                                       Title

(CORPORATE SEAL)

                                   APPENDIX A

                                     TO THE

                     PLUM CREEK SUPPLEMENTAL BENEFITS PLAN

Pursuant to Section 3.1 Participants, the following individuals are Participants in the Plan commencing on the date specified, and each individual shall remain a Participant until his or her entire benefit under the Plan is distributed. The offset amount for each Participant pursuant to Section 4.1(b) is shown below.


                                            Offset Amount Pursuant to
             Name                                Section 4.1 (b)                      Commencement Date
     ------------------                     -------------------------                 -----------------
1.   Charles P. Grenier                          $   85,822.88                             01/01/93
2.   Richard R. Holley                           $  103,817.95                             01/01/93
3.   James A. Kraft                              $   63,620.87                             01/01/93
4.   Robert E. Manne                             $  121,427.55                             01/01/93
5.   Keith B. Sletten                            $  269,104.59                             01/01/93
6.   David D. Leland                             $3,517,430.10                             01/01/93

ACKNOWLEDGED AND APPROVED:

By: /s/ Keith Sletten
   ----------------------------------
Title: Vice President Human Resources
       ------------------------------
Date: June 8, 1993
      -------------------------------

                                   APPENDIX B

                                     TO THE

                     PLUM CREEK SUPPLEMENTAL BENEFITS PLAN




                     BURLINGTON RESOURCES INC. PENSION PLAN

                            AS OF DECEMBER 31, 1992

                           BURLINGTON RESOURCES INC.

                                  PENSION PLAN

                                    ADOPTED

                           EFFECTIVE JANUARY 1, 1989

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
PREAMBLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 1 - DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        1.01    Accrued Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        1.02    Active Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        1.03    Actuarially Equivalent  . . . . . . . . . . . . . . . . . . . . . . . . .  2
        1.04    Adoption Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        1.05    Affiliated Companies  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
        1.06    Authorized Leave of Absence   . . . . . . . . . . . . . . . . . . . . . .  3
        1.07    Basic Monthly Compensation  . . . . . . . . . . . . . . . . . . . . . . .  3
        1.08    Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        1.09    Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        1.10    Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        1.11    Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        1.12    Credited Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        1.13    Deferred Retirement Benefit   . . . . . . . . . . . . . . . . . . . . . .  5
        1.14    Deferred Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . .  5
        1.15    Disabled  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        1.16    Early Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . .  5
        1.17    Early Retirement Date   . . . . . . . . . . . . . . . . . . . . . . . . .  5
        1.18    Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        1.19    Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

Table of Contents
(continued)

                                                                                           Page
                                                                                           -----
        1.20    Eligible Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        1.21    Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        1.22    Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        1.23    Employment Commencement Date  . . . . . . . . . . . . . . . . . . . . . . .  7
        1.24    ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
        1.25    Final Average Monthly Earnings  . . . . . . . . . . . . . . . . . . . . . .  7
        1.26    Hour of Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
        1.27    Integration Level   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        1.28    Normal Retirement Benefit   . . . . . . . . . . . . . . . . . . . . . . . .  8
        1.29    Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        1.30    Participant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        1.31    Pension Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        1.32    Pension Starting Date   . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        1.33    Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        1.34    Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        1.35    Plan Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        1.36    Predecessor Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        1.37    Primary Social Security Benefit   . . . . . . . . . . . . . . . . . . . . .  9
        1.38    Retirement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
        1.39    Social Security Covered Compensation  . . . . . . . . . . . . . . . . . . . 10
        1.40    Social Security Retirement Age  . . . . . . . . . . . . . . . . . . . . . . 10
        1.41    Trust or Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Table of Contents
(continued)

                                                                                         Page
                                                                                         ----
        1.42    Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
        1.43    Vested Termination Benefit  . . . . . . . . . . . . . . . . . . . . . . . 11
        1.44    Vested Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . 11
        1.45    Year of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
        1.46    Additional Definitions in Plan  . . . . . . . . . . . . . . . . . . . . . 11
SECTION 2 - PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
        2.01    Eligibility for Participation . . . . . . . . . . . . . . . . . . . . . . 13
        2.02    Reemployment After Termination  . . . . . . . . . . . . . . . . . . . . . 13
        2.03    Change of Employment Status . . . . . . . . . . . . . . . . . . . . . . . 13
        2.04    Leased Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
SECTION 3 - RETIREMENT DATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
        3.01    Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . 14
        3.02    Early Retirement Date   . . . . . . . . . . . . . . . . . . . . . . . . . 14
        3.03    Deferred Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . 14
        3.04    Vested Termination Date   . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 4 - RETIREMENT BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
        4.01    Accrued Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
        4.02    Normal Retirement Benefit   . . . . . . . . . . . . . . . . . . . . . . . 16
        4.03    Early Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . . 16
        4.04    Deferred Retirement Benefit   . . . . . . . . . . . . . . . . . . . . . . 17
        4.05    Vested Termination Benefit  . . . . . . . . . . . . . . . . . . . . . . . 17
        4.06    Reemployment After Retirement   . . . . . . . . . . . . . . . . . . . . . 17

Table of Contents
(continued)

                                                                                         Page
                                                                                         ----
        4.07    Benefits For Terminated Participants  . . . . . . . . . . . . . . . . . . 18
SECTION 5 - FORMS OF PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
        5.01    Forms of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
        5.02    Automatic Form of Benefit   . . . . . . . . . . . . . . . . . . . . . . . 21
        5.03    Limitation on Forms of Payment  . . . . . . . . . . . . . . . . . . . . . 22
        5.04    Explanation of Forms of Payment   . . . . . . . . . . . . . . . . . . . . 22
SECTION 6 - DEATH BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
        6.01    Pre-Retirement Spouse's Death Benefit . . . . . . . . . . . . . . . . . . 23
        6.02    Post Retirement Spouse's Death Benefit  . . . . . . . . . . . . . . . . . 26
SECTION 7 - VESTING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
        7.01    Vesting   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
        7.02    Termination Prior to Vesting  . . . . . . . . . . . . . . . . . . . . . . 27
        7.03    Forfeitures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
SECTION 8 - LIMITATIONS ON BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . 28
        8.01    Limitation on Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . 28
        8.02    Maximum Annual Benefit Payable Under the Plan   . . . . . . . . . . . . . 30
        8.03    Additional Limitation Relating to Defined Contribution Plans  . . . . . . 32
SECTION 9 - TOP HEAVY PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
        9.01    Scope   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
        9.02    Top Heavy Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
        9.03    Minimum Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
        9.04    Benefit Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

Table of Contents
(continued)

                                                                                          Page
                                                                                          ----
         9.05    Vesting   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
SECTION 10 - ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . 39
        10.01    Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
        10.02    The Pension Committee   . . . . . . . . . . . . . . . . . . . . . . . . . 39
        10.03    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
        10.04    Bonding and Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . 42
        10.05    Commencement of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . 43
        10.06    Appeal Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
        10.07    Plan Administration - Miscellaneous . . . . . . . . . . . . . . . . . . . 45
        10.08    Domestic Relations Orders   . . . . . . . . . . . . . . . . . . . . . . . 48
        10.09    Plan Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
        10.10    Deductible Contribution   . . . . . . . . . . . . . . . . . . . . . . . . 49
        10.11    Payment of Benefits Through Purchase of Annuity Contract  . . . . . . . . 49
SECTION 11 - PARTICIPATION BY OTHER EMPLOYERS  . . . . . . . . . . . . . . . . . . . . . . 51
        11.01    Adoption of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
        11.02    Prior Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
        11.03    Withdrawal from Participation . . . . . . . . . . . . . . . . . . . . . . 51
        11.04    Company As Agent For Employers  . . . . . . . . . . . . . . . . . . . . . 51
SECTION 12 - AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . 52
        12.01    Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
        12.02    Amendment - Consolidation or Merger   . . . . . . . . . . . . . . . . . . 52
        12.03    Termination of the Plan   . . . . . . . . . . . . . . . . . . . . . . . . 52

Table of Contents
(continued)

                                                                                          Page
                                                                                          ----
        12.04    Effect of Withdrawal from Plan  . . . . . . . . . . . . . . . . . . . . . 53
        12.05    Allocation of the Trust on Termination of Plan  . . . . . . . . . . . . . 53
SECTION 13 - FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
        13.01    Contributions to the Trust  . . . . . . . . . . . . . . . . . . . . . . . 54
        13.02    Trust for Exclusive Benefit of Participants   . . . . . . . . . . . . . . 54
        13.03    Disposition of Credits and Forfeitures  . . . . . . . . . . . . . . . . . 54
        13.04    Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
        13.05    Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
APPENDIX I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

                                    PREAMBLE

    THIS RETIREMENT PLAN (hereinafter referred to as the "Plan" and known as the Burlington Resources Inc. Pension Plan) is adopted effective January 1, 1989 by Burlington Resources Inc. (hereinafter "Company").

    WHEREAS, the purpose of the Plan is to provide retirement benefits to employees who become covered under the plan, and

    WHEREAS, effective January 1, 1989 the Burlington Northern Inc. Pension Plan shall spin off assets and liabilities to form this Plan; and

    WHEREAS, this Plan is intended to provide identical benefits on the effective date to those provided under the predecessor Burlington Northern Inc. Pension Plan on December 31, 1988; and

    WHEREAS, the Plan shall be maintained for the exclusive benefit of covered employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, and other applicable law;

    NOW, THEREFORE, effective January 1, 1989, the Company does hereby adopt the Plan as set forth in the following pages.

                                   SECTION 1

                                  DEFINITIONS

The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context. Capitalized terms are used throughout the Plan text for terms defined by this and other sections.

1.01     Accrued Benefit

         "Accrued Benefit" means on any date, the benefit determined under the formula specified in Section 4.01, as of such date.

         Notwithstanding the foregoing, a Participant's Accrued Benefit shall not be less than his or her Accrued Benefit on December 31, 1988 under the terms of the Burlington Northern Inc. Pension Plan in effect on such date.

1.02     Active Participant

         "Active Participant" means a Participant who currently qualifies as an Eligible Employee.

1.03     Actuarially Equivalent

         "Actuarially Equivalent" and similar terms (for purposes other than determining contributions to the Trust) means that the present value of two payments or series of payments shall be of equal value when computed at an 8% rate of interest and on the basis of the male mortality rates under the 1983 Group Annuity Mortality Table, provided; however, the interest rate and mortality table described below shall be used to calculate lump sum benefits if they result in a larger lump sum benefit.

         Lump sum benefits shall be calculated based on the 1984 Unisex Pension Mortality Table set forward one year, and the interest rate shall be the Pension Benefit Guaranty Corporation interest rate for immediate or deferred annuities from a single employer plan in effect on January 1 of the Plan Year which contains the Pension Starting Date.

1.04     Adoption Agreement

         "Adoption Agreement" means the agreement executed by each Employer pursuant to Section 11.01 whereby such Employer adopts the Plan.

1.05     Affiliated Companies

         "Affiliated Companies" means:

         (a)     the Employer,

         (b) any other corporation which is a member of a controlled group of corporations which includes the Employer (as defined in Section 414(b) of the Code),

         (c) any other trade or business under common control with the Employer (as defined in Section 414(c) of the Code), or

         (d) any other member of an affiliated service group which includes the Employer (as defined in Section 414(m) of the Code).

         For purposes of the limitation on benefits in Sections 8.02 and 8.03, the determination of whether an entity is an Affiliated Company will be made by modifying Sections 414(b) and (c) of the Code as specified in Section 415(h) of the Code.

1.06     Authorized Leave of Absence

         "Authorized Leave of Absence" means any absence authorized by an Employer under the Employer's standard personnel practices, provided, that the Participant returns to active employment within the period specified in such Authorized Leave of Absence, or is specifically not required by the Employer to return to work after such Authorized Leave of Absence terminates.

1.07     Basic Monthly Compensation

         "Basic Monthly Compensation" means a Participant's monthly salary, or total monthly pay during the last full month of Credited Service with respect to a Participant paid on an hourly basis, including average monthly overtime over the last twelve full months of Credited Service and pre-tax employee contributions to a qualified retirement plan or welfare benefit plan, but excluding non-deferred bonuses paid or accrued and the other extraordinary items which are not considered Earnings.

1.08     Beneficiary

         "Beneficiary" means the person or persons designated to be the Beneficiary by the Participant in writing to the Pension Committee. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing which names the designated Beneficiary and is notarized, or witnessed by a Plan representative. If no designated Beneficiary survives the Participant, the Pension Committee may direct that payment of benefits which may be due may be made to the Participant's estate.

1.09     Code

         "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

1.10     Company

         "Company" means Burlington Resources Inc., a Delaware corporation.

1.11     Compensation

         "Compensation" for any tax year has the meaning set forth in Section 415(c)(3) of the Code.

1.12     Credited Service

         "Credited Service" means:

         (a) with respect to an individual who becomes a Participant on January 1, 1989, the Participant's Credited Service under the Predecessor Plan as of December 31, 1988, and

         (b) all Plan Years commencing on and after January 1, 1989 during which an Employee completes 1,000 or more Hours of Service for an Employer, and

         (c) with respect to the Plan Years in which service commences and terminates, the fraction of a Plan Year which is equal to the Hours of Service for an Employer during such Plan Year divided by 2,280, and

         (d) any period of time immediately following a period during which the Employee is an Active Participant, during which the
                 Participant:

                 (i)      is Disabled,

                 (ii)     is on Authorized Leave of Absence, or

                 (iii) is laid off due to a reduction of force for a period not exceeding twelve consecutive months.

1.13     Deferred Retirement Benefit

         "Deferred Retirement Benefit" has the meaning set forth in Section
         4.04.

1.14     Deferred Retirement Date

         "Deferred Retirement Date" has the meaning set forth in Section 3.03.

1.15     Disabled

         "Disabled" means a Participant who has not attained age 65 and who is entitled to benefits under the Employer-sponsored long or short term disability plan.

1.16     Early Retirement Benefit

         "Early Retirement Benefit" has the meaning set forth in Section 4.03.

1.17     Early Retirement Date

         "Early Retirement Date" has the meaning set forth in Section 3.02.

1.18     Earnings

         "Earnings" for each Plan Year means the total earnings, including overtime payments for each full month earned by an Employee from an Employer, including nondeferred cash incentive bonuses paid or accrued and salary reduction amounts contributed by an Employer on behalf of the employee to a qualified retirement plan or welfare benefit plan; but excluding payments under non-qualified deferred compensation plans, stock option, stock bonus, capital income and phantom stock plans and all other commissions and extra or added compensation or benefits of any kind or nature.

         Notwithstanding the foregoing, annual Earnings in excess of $200,000 shall be disregarded; provided, however, that this $200,000 limit shall be automatically adjusted to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service. In determining Earnings of a

         Participant for purposes of this limitation, the family aggregation rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this Section 1.18 prior to the application of this limitation.

1.19     Effective Date

         "Effective Date" means January 1, 1989, or with respect to any Employer specified in appendices to this Plan, the date such Employer adopted the Plan.

1.20     Eligible Employee

         "Eligible Employee" means any Employee, except any leased employee and any Employee who is covered under a collective bargaining agreement where retirement benefits were the subject of good faith bargaining which does not provide for retirement benefits under this Plan. Notwithstanding the foregoing, an Employee whose employment commenced after the first day of the calendar month following his or her 60th birthday and before January 1, 1988 shall not be considered an Eligible Employee earlier than January 1, 1988.

1.21     Employee

         "Employee" means any person who is employed by an Employer as a common law employee determined from appropriate personnel records of the Employer and any leased employee within the meaning of Code Section 414(n)(2); provided, however, if leased employees constitute twenty percent (20%) or less of all Employer's non-highly compensated work force, the term "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code Section 414(n)(5).

1.22     Employer

         "Employer" means Burlington Resources Inc., a Delaware corporation. The term "Employer" shall also include other companies as provided from time to time in appendices to this Plan.

1.23     Employment Commencement Date

         "Employment Commencement Date" means the date on which an Employee first completes an Hour of Service for the Employer or an Affiliated Company during the current period of employment,

1.24     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including all regulations thereunder.

1.25     Final Average Monthly Earnings

         "Final Average Monthly Earnings" means the highest average monthly Earnings received by the Participant during any 60 consecutive month period within the last ten years prior to termination. In the event the Participant has been employed for less than 60 consecutive months, the computation period shall be based upon (1) the most recent 60 months of employment (whether or not consecutive), or (2) the total period of employment, whichever is less.

         If a Participant is Disabled or is on an Authorized Leave of Absence, such Participant shall be deemed to receive monthly Earnings during the period he or she is Disabled or on Authorized Leave of Absence equal to his or her Earnings for the last calendar month immediately prior to such Disability or Authorized Leave of Absence.

         Notwithstanding the foregoing, an individual who was hired after age 60 and before January 1, 1988 shall be deemed an Active Participant for purposes of determining Final Average Monthly Earnings for all periods he or she would have been an Active Participant under the Predecessor Plan but for the prior exclusion from participation of employees who were hired after age 60.

1.26     Hour of Service

         "Hour of Service" means each hour for which an employee is paid or entitled to payment by the Employer or any Affiliated Company on account of:

         (a)     Performance of duties;

         (b) A period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Authorized Leave of Absence. Hours under this paragraph shall be calculated and credited pursuant to 29 CFR 2530.200b-2(b) and
                 (c), which are incorporated herein by this reference; and

         (c) An award of back pay, irrespective of mitigation of damages, agreed to by the Employer or any Affiliated Company. However, hours credited under (a) or (b) above shall not also be credited under this subsection (c).

         An employee shall be credited with 190 Hours of Service for each month in which he or she has at least one Hour of Service.

1.27     Integration Level

         "Integration Level" means one thirty-sixth of the Social Security Wage Base (ie., the maximum earnings subject to Social Security taxes) in the year of termination; provided that the Integration Level multiplied by twelve shall not exceed Social Security Covered Compensation.

1.28     Normal Retirement Benefit

         "Normal Retirement Benefit" has the meaning set forth in Section 4.02.

1.29     Normal Retirement Date

         "Normal Retirement Date" has the meaning set forth in Section 3.01.

1.30     Participant

         "Participant" means any Eligible Employee who qualifies for participation pursuant to Section 2.01 or 2.02. A vested Participant shall cease to be a Participant when his or her benefit payments from the plan are completed.

1.31     Pension Committee

         "Pension Committee" means the Committee as from time to time constituted and appointed by the Chief Executive Officer of the Company to administer the Plan.

1.32     Pension Starting Date

         "Pension Starting Date" means (i) the first day of the month for which a Plan benefit is payable as an annuity, or (ii) in the case of a Plan benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.33     Plan

         "Plan" means the Burlington Resources Inc. Pension Plan either in its previous or present form or as amended from time to time.

1.34     Plan Administrator

         "Plan Administrator" means the person or entity designated in Section 10 to administer the Plan.

1.35     Plan Year

         "Plan Year" means the twelve month period commencing each January 1 and ending each December 31 from and after the Effective Date.

1.36     Predecessor Plan

         "Predecessor Plan" initially means the Burlington Northern Inc. Pension Plan and its predecessor plans, including, without limitation, the Employees Retirement Income Plan of The El Paso Company and Affiliated Companies. In the event the Plan recognizes service under other predecessor plans, the term "Predecessor Plan" shall also include other plans as provided from time to time in appendices to this Plan.

1.37     Primary Social Security Benefit

         "Primary Social Security Benefit" means the Participants estimated monthly old age benefit at age 65 from Social Security based on the Social Security Act provisions in effect on January 1 preceding the termination date. If the Participant terminates prior to attaining Early Retirement Age, the Primary Social Security Benefit shall be calculated on the assumption that his or her earnings remain constant until age 65. The Primary Social Security Benefit for a Participant who terminates after attaining Early Retirement Age shall be determined based on earnings at termination and shall not be adjusted for any difference between the Primary Social Security Benefit determined under this provision and the actual primary Social Security benefit to which he or she ultimately becomes entitled.

         Earnings prior to termination may be determined by projecting earnings backward at 6% per year. A Participant shall be given the opportunity to provide an actual earnings history in the form specified by the Pension Committee which will be used in the calculation of the Primary Social Security Benefit in lieu of the above approximation. However, the Participant must supply such actual earnings history within one year after termination. Periods of compensation under the Railroad

         Retirement Act shall be treated as periods of compensation under the Social Security Act.

1.38     Retirement Date

         The Retirement Date for a Participant shall be one of the dates specified in Sections 3.01, 3.02 or 3.03, on which benefits are to commence.

1.39     Social Security Covered Compensation

         "Social Security Covered Compensation" means the Participant's average (without indexing) annual Social Security Wage Base (ie. the maximum earnings for any employee subject to Social Security taxes) for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) his or her Social Security Retirement Age.

         A Participant's Social Security Covered Compensation shall be adjusted for each Plan Year. In determining a Participant's Social Security Covered Compensation for a Plan Year, the Social Security Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Social Security Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. A Participant's Social Security Covered Compensation for a Plan Year after the 35-year period described above is the Participant's Social Security Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age. A Participant's Social Security Covered Compensation for a calendar year before the 35-year period is the Social Security Wage Base in effect as of the beginning of the Plan Year.

1.40     Social Security Retirement Age

         "Social Security Retirement Age" means the following ages depending on the Participant's year of birth: age 65 for Participants born prior to 1938, age 66 for Participants born after 1937 but prior to 1955, and age 67 for Participants born after 1954.

1.41     Trust or Trust Fund

         "Trust" or "Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

1.42     Trustee

         "Trustee" means the trustee or trustees who receive, hold, invest, and disburse the assets of the Trust in accordance with the terms and provisions set forth in a trust agreement.

1.43     Vested Termination Benefit

         "Vested Termination Benefit" has the meaning set forth in Section 4.05.

1.44     Vested Termination Date

         "Vested Termination Date" has the meaning set forth in Section 3.04.

1.45     Year of Service

         "Year of Service" means each January 1 to December 31 period in which an employee has 1,000 or more Hours of Service. An employee's Years of Service shall also include all periods of Credited Service pursuant to
         Section 1.12(d) which are not otherwise included pursuant to this
         Section 1.45.

         Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer will be treated as service for the Employer, to the extent required by the Code.

         Notwithstanding the foregoing, in no event shall a Participant's Years of Service on the Effective Date be less than his or her Years of Service on December 31, 1988 under the Burlington Northern Inc. Pension Plan.

1.46     Additional Definitions in Plan

         The following terms are defined in the following sections of the Plan:

                                                                                           Section
                                                                                           -------
                 Aggregate Account                                                         9.02(e)
                 Aggregation Group                                                         9.02(h)
                 Determination Date                                                        9.02(c)
                 Joint and Survivor Annuity                                                5.01(b)
                 Key Employee                                                              9.02(g)
                 Lump Sum                                                                  5.01(c)
                 Present Value of Accrued Benefits                                         9.02(f)
                 Single Life Annuity                                                       5.01(a)

                                                                                           Section
                                                                                           -------
                 Super Top Heavy                                                           9.02(b)
                 Top Heavy                                                                 9.02(a)
                 Valuation Date (for Top Heavy)                                            9.02(d)

                                   SECTION 2

                                 PARTICIPATION

         2.01    Eligibility for Participation

         Each Eligible Employee shall become a Participant under this Plan on the later of the Effective Date and the first day of the month coinciding with or next following completion of a twelve consecutive month period within which the Employee has at least 1,000 Hours of Service. The twelve-month period used for this determination shall start on the Employee's Employment Commencement Date and January firsts thereafter.

         2.02    Reemployment After Termination

         Upon the reemployment of a terminated former Active Participant as an Eligible Employee, he or she shall immediately become an Active Participant.

         An employee who terminates prior to becoming a Participant and is later reemployed shall become a Participant upon satisfying the requirements of
Section 2.01. In the event 1,000 Hours of Service were earned during a twelve month period described in Section 2.01 prior to termination, such service shall be restored upon reemployment.

         2.03    Change of Employment Status

         If a person who is not a Participant becomes an Eligible Employee because of a change in employment status, such person shall become a Participant immediately as of the date of such change if he or she has satisfied the service requirement of Section 2.01; otherwise, the Eligible Employee shall become a Participant as of the first day of the month coinciding with or following satisfaction of such service requirement.

         2.04    Leased Employees

         Notwithstanding any Plan provision to the contrary, for purposes of applying the qualified plan requirements set forth in Section 414(n)(3) of the Code, the term "Employees" shall have the meaning set forth in Plan Section
1.21 herein. However, a leased Employee shall not be eligible to become a Participant in this Plan.

                                   SECTION 3

                                RETIREMENT DATES

         3.01    Normal Retirement Date

         The Normal Retirement Date for a Participant shall be the first day of the month coinciding with or next following the attainment of age 65. A Participant who terminates prior to retirement with a vested Accrued Benefit shall commence receiving his or her benefit at the Normal Retirement Date, unless such Participant qualifies for and elects to receive benefits at an Early Retirement Date.

         A Participant shall retire on his or her Normal Retirement Date if:

         (a) during the two-year period immediately preceding the Normal Retirement Date such Participant was employed in a bona fide executive or high policy making position, and

         (b) the aggregate amount of his or her Accrued Benefit together with any other non-forfeitable retirement benefit from a pension, profit sharing, deferred compensation plan or any combination of such plans derived from Employer contributions is Actuarially Equivalent to at least $44,000 per year commencing at Normal Retirement Date, payable in the form of a single life annuity.

         3.02    Early Retirement Date

         Each Participant who satisfies the early retirement requirements of his or her Employer's Adoption Agreement may elect, in writing, an Early Retirement Date. Such Early Retirement Date shall be before the Normal Retirement Date and after termination on the first day of any month coinciding with or following the date the early retirement requirements are met.

         3.03    Deferred Retirement Date

         The Deferred Retirement Date for a Participant who continues working after the Normal Retirement Date shall be the first day of the month coinciding with or next following his or her termination date; provided, however, the Deferred Retirement Date for a Participant shall not be later than April 1 following the calendar year in which he or she attains age 70-1/2, regardless of whether he or she remains in service after that date.

         3.04    Vested Termination Date

         In lieu of a retirement benefit, a Participant who is vested and terminates prior to retirement may elect in writing upon termination of employment, to receive the Vested Termination Benefit on a Vested Termination Date, which shall be the first day of the month following the month in which termination of employment occurs.

                                   SECTION 4

                              RETIREMENT BENEFITS

         4.01    Accrued Benefit

         The Accrued Benefit for any Participant shall be determined in accordance with the Adoption Agreement of such Participant's Employer, and the provisions of this Section 4.01. The Accrued Benefit shall be reduced by the Actuarial Equivalent of any prior distribution from the Plan. The Accrued Benefit is payable in the form of a single life annuity commencing at Normal Retirement Date.

         Notwithstanding any other contrary provision of the Plan, the Accrued Benefit at any time during 1989 for a Participant who is not a highly compensated employee described in Section 414(q)(1)(A) or (B) of the Code, shall not be less than his or her Accrued Benefit would have been at such time if the Accrued Benefit had been determined under the terms of the Burlington Northern Inc. Pension Plan in effect on December 31, 1988.

         Also notwithstanding any Plan provision to the contrary, the Accrued Benefit for a Participant who is a highly compensated employee described in
Section 414(q)(1)(A) or (B) of the Code, shall be the greater of his or her Accrued Benefit under the Burlington Northern Inc. Pension Plan as of December 31, 1988, and the Accrued Benefit determined under the terms of this Plan; provided that such Participant shall not receive a distribution after December 31, 1988 of a benefit that exceeds the benefit he or she had accrued as of December 31, 1988 under such Predecessor Plan until the date this Plan is adopted.

         4.02    Normal Retirement Benefit

         A Participant's monthly Normal Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of termination, and then adjusted for form of payment.

         4.03    Early Retirement Benefit

         The monthly Early Retirement Benefit for a Participant who terminates on or after his or her earliest Early Retirement Date shall be determined in accordance with the Adoption Agreement of such Participant's Employer.

         4.04    Deferred Retirement Benefit

         A Participant's monthly Deferred Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of termination, and then adjusted for form of payment. Service and Earnings beyond Normal Retirement Date shall be taken into consideration. In no event shall the benefit provided under this paragraph be less than the retirement benefit to which the Participant would have been entitled if he or she had actually retired on the Normal Retirement Date.

         In the event a Participant continues working after the date benefits are required to commence following age 70-1/2 pursuant to Section 10.05, the Deferred Retirement Benefit shall be recalculated and adjusted annually.

         4.05    Vested Termination Benefit

         The monthly Vested Termination Benefit shall equal the Participant's vested Accrued Benefit pursuant to Section 4.01(a)(2) as of the date of termination, then adjusted for form of payment. In the event the Participant will receive an annuity form of payment, such benefit shall be reduced by 1/180 for each of the first 60 months by which the Vested Termination Date precedes the Normal Retirement Date, and reduced by 1/360 for each of the next 60 months by which the Vested Termination Date precedes the Normal Retirement Date, and reduced Actuarially thereafter.

         4.06    Reemployment After Retirement

         Upon reemployment, a retired Participant shall resume accruing benefits under the Plan. A Participant shall cease to receive retirement benefits during any month during which the Participant works on 8 or more days (or works during 8 or more separate work shifts) and which is before the date benefits are required to be paid following age 70-1/2 pursuant to Section
10.05. In the event such a Participant is reemployed and works on less than 8 days (and works less than 8 separate work shifts) in any month, he or she shall continue receiving retirement benefits during such month. At the Participant's subsequent retirement, benefits payable shall be based on his or her total Credited Service and Earnings at the time of subsequent retirement, and shall be reduced by the Actuarially Equivalent value of benefits previously received by the Participant. In no event shall the benefit upon subsequent retirement, prior to any reduction for previously received benefits, be less than the initial retirement benefit.

         4.07    Benefits For Terminated Participants

         Benefits under the Plan shall be determined and paid in accordance with the provisions of the Plan in effect on the most recent date of a termination of employment.

                                   SECTION 5

                                FORMS OF PAYMENT

         5.01    Forms of Payment

         The following forms of benefit payments are available under this Plan:

         (a)     Single Life Annuity:

                 A single life annuity shall be payable monthly from the Retirement Date or Vested Termination Date through the first of the month preceding death. The amount of the monthly benefit shall equal the monthly Normal, Early or Deferred Retirement Benefit or Vested Termination Benefit, whichever applies.

         (b)     Joint and Survivor Annuity:

                 A reduced joint and survivor annuity shall be payable monthly to a Participant from the Retirement Date or Vested Termination Date through the first of the month preceding death. Following the Participant's death, a benefit equal to 25%, 50%, 75% or 100% of the reduced mount payable to the Participant shall be payable for life to the Participant's spouse, if living at the time of the Participant's death. A Participant who elects a Normal, Early or Deferred Retirement Benefit may elect which percentage shall be payable to the spouse. A Participant who elects a Vested Termination Benefit may not elect a 25%, 75% or 100% joint and survivor annuity.

                 If the spouse dies after the Participant's benefit begins, the Participant's payments will be in the same reduced amount as is otherwise payable under the joint and survivor annuity. If the spouse dies prior to the date as of which the Participant's benefit begins, any election of a form of benefit under this
                 Section 5.01(b) shall be automatically canceled. If the Participant dies prior to the date as of which his or her benefit is to begin, the spouse shall not be entitled to receive any payments under this Section 5.01(b). However, a spouse joint annuitant may be entitled to a benefit under
                 Section 6.01.

                 (i) The 25% joint and survivor annuity shall be equal to the Participant's benefit payable in the form of a single life annuity multiplied by the following factor (not to exceed 1):

                                  FACTOR = .93 - .0025 x (AGE DIFFERENCE) where AGE DIFFERENCE is the Participant's age less the spouse's age (computed to the birthdate anniversary nearest the Retirement Date or Vested Termination Date, whichever applies).

                 (ii) The 50% joint and survivor annuity shall be equal to the Participant's benefit payable in the form of a single life annuity multiplied by the following factor (not to exceed 1):

                                  FACTOR = .87 - .005 x (AGE DIFFERENCE) where
                                  AGE DIFFERENCE is the Participant's age less the spouse's age (computed to the birthdate anniversary nearest the Retirement Date or Vested Termination Date, whichever applies).

                 (iii) The 75% joint and survivor annuity shall be equal to the Participant's benefit payable in the form of a single life annuity multiplied by the following factor (not to exceed 1):

                                  FACTOR = .82 - .006 x (AGE DIFFERENCE) where
                                  AGE DIFFERENCE is the Participant's age less the spouse's age (computed to the birthdate anniversary nearest the Retirement Date or Vested Termination Date, whichever applies).

                 (iv) The 100% joint and survivor annuity shall be equal to the Participant's benefit payable in the form of a single life annuity multiplied by the following factor (not to exceed 1):

                                  FACTOR = .79 - .0075 x (AGE DIFFERENCE) where AGE DIFFERENCE is the Participant's age less the spouse's age (computed to the birthdate anniversary nearest the Retirement Date or Vested Termination Date, whichever applies).

         (c)     Lump Sum:

                 A lump sum distribution shall be a single sum payment, Actuarially Equivalent to the Participant's Early, Normal or Deferred Retirement Benefit, or Vested Termination Benefit, whichever applies and shall represent the Participant's entire interest in the Plan.

                 A Participant in the Plan on January 1, 1989 may elect a lump sum form of payment of any amount if he or she elects to receive a Vested Termination Benefit. Such a Participant may elect a lump sum form of payment if the amount is $25,000 or less if he or she elects to receive a Normal, Early or Deferred Retirement Benefit.

                 An Eligible Employee who becomes a Participant after January 1, 1989 may elect a lump sum form of payment if he or she elects to receive a Vested Termination Benefit or a Normal, Early or Deferred Retirement Benefit, provided, a lump sum may only be elected if the amount is $25,000 or less.

         5.02    Automatic Form of Benefit

         Unless a Participant elects otherwise, benefits shall be paid as provided below:

         (a)     Married Participants

                 The qualified joint and survivor annuity under this Plan with respect to a married Participant shall be the 50% joint and survivor annuity. Any Participant who is married on his or her Retirement Date or Vested Termination Date, whichever applies, shall automatically be deemed to have elected the 50% joint and survivor annuity option, effective as of such date, with his or her spouse as the joint annuitant.

                 A Participant may reject the statutory 50% joint and survivor annuity option, by filing a written notice with the Pension Committee within 90 days prior to his or her Pension Starting Date. Such initial notice, or any subsequent change, must specify the forms of payment elected and acknowledge the effect of the election, and must be signed by the Participant's spouse. The spouse's signature must be notarized, or witnessed by a Plan representative. In the event the statutory 50% joint and survivor annuity option is rejected and another form is not elected, benefits shall be paid in the form of a single life annuity.

                 A married Participant may file a rejection notice or revoke any such notice at anytime during the ninety-day period immediately preceding the Pension Starting Date.

         (b)     Single Participants

                 The qualified joint and survivor annuity under the Plan with respect to an unmarried Participant shall be the single life annuity. Any unmarried Participant shall receive his or her Retirement or Vested Termination Benefits in the form of a single life annuity.

                 An unmarried Participant may reject the single life annuity option by filing a written notice with the Pension Committee with ninety days prior to his or her Pension Starting Date. An unmarried Participant may file a rejection notice or revoke any such notice at any time during the ninety-day period immediately preceding the Pension Starting Date.

         5.03    Limitation on Forms of Payment

         A Participant may not elect a joint annuitant other than his or her spouse. A Participant must elect a form of payment under which payments will be completed within the Participant's and Beneficiary's life times or within their life expectancies.

         5.04    Explanation of Forms of Payment

         The Pension Committee shall furnish each Participant with a written explanation in non-technical language of the terms and conditions of the forms of payment within a reasonable period (but not more than ninety days) prior to the Participant's Pension Starting Date.

                                   SECTION 6

                                 DEATH BENEFITS

         6.01    Pre-Retirement Spouse's Death Benefit

         In the event an Eligible Employee or a Participant dies before commencing to receive Retirement or Vested Termination Benefits under the Plan, his or her spouse may receive a pre-retirement death benefit. The amount of the spouse's benefit and time of commencement is described below. The spouse of a Participant who has started to receive benefits is not entitled to this death benefit.

         (a)     Death While Employed

                 If an Eligible Employee dies while in the employ of an Employer, such Employee's surviving spouse shall receive a monthly benefit. The monthly benefit shall commence on the later of:

                 (i)      the first day of the month following death, or

                 (ii) the Participant's Normal Retirement Date, determined as if he or she had survived, or the first day of any earlier month elected by the surviving spouse which is on or after the Participant's death.

                 The amount of such monthly benefit shall be equal to 50% of the Accrued Benefit determined for such Eligible Employee,

                 (iii) if death occurs on or after Normal Retirement Date, as if he or she had retired on the day immediately prior to his or her death, or

                 (iv) if death occurs before Normal Retirement Date, based on the assumption that such Eligible Employee died on his or her Normal Retirement Date, completed 30 years of Credited Service and that his or her Basic Monthly Compensation at death continued until Normal Retirement Date, provided that such Basic Monthly Compensation shall be increased by the average mount of non-deferred cash bonus actually earned by such Eligible Employee during the five calendar years preceding his or her death.

                 The monthly benefit described in this subparagraph (a) shall continue to be paid to such surviving spouse until the earlier of such spouse's death or remarriage provided, however, that had the Participant been vested prior to death, the spouse shall receive a monthly benefit after remarriage equal to the amount payable to the surviving spouse under a 50% joint and survivor annuity form of payment as if the Participant had commenced receiving Retirement or Vested Termination Benefit payments as of the date spouse benefits commence.

                 At the death of a spouse entitled to benefits under this subparagraph (a), provided such spouse did not remarry, a lump sum payment shall be made to his or her estate in the event dependent children of the Eligible Employee survive such spouse. The lump sum payment shall be Actuarially Equivalent to the payment of the monthly amount described above which was payable to the spouse commencing on the first day of the month following the spouse's death and continuing through the first day of the month preceding the youngest child's eighteenth birthday.

                 If at the Eligible Employee's death there is no surviving spouse, a lump sum payment shall be paid to or on behalf of the Eligible Employee's dependent children, to be used for the benefit of such children as the person providing the care and support for such children shall deem appropriate. The lump sum payment shall be Actuarially Equivalent to the payment of the monthly benefit described in the first paragraph of this subsection (a) commencing on the first day of the month following the Participant's death and continuing through the first day of the month preceding the youngest child's eighteenth birthday.

                 If an Eligible Employee should die before becoming a Participant, he or she shall be treated as having become a Participant on the day he or she became an Eligible Employee.

                 Notwithstanding the foregoing, in no event shall the Actuarially Equivalent value of the spouse benefit payable under this subsection 6.01(a) be less than the Actuarially Equivalent value of the pre-retirement survivor annuity benefit required pursuant to Code Section 417.

         (b)     Death Following Termination Prior to Early Retirement Date

                 If the Participant dies after becoming vested and terminating employment, and prior to becoming eligible to elect an Early Retirement Date, such Participant's surviving spouse shall receive a monthly benefit provided they were married throughout the one year period ending on the date of death. The monthly benefit shall commence on the later of:

                 (i)      the first of the month following death, or

                 (ii) the Participant's Normal Retirement Date, determined as if he or she had survived, or the first day of any earlier month elected by the surviving spouse which is on or after the Participant's earliest Early Retirement Date, and continue through the first of the month preceding the spouse's death.

                 The benefit shall equal the amount payable to the surviving spouse under a 50% joint and survivor annuity form of payment as if the Participant had commenced receiving a Vested Termination Benefit as of the date spouse benefits commence.

                 The spouse of a Participant in the Plan on January 1, 1989 may elect to receive a lump sum form of payment of any amount in lieu of the monthly benefit described above. The spouse of a Participant who became a Participant after January 1, 1989 may elect to receive a lump sum form of payment if the mount is $25,000 or less, in lieu of the monthly benefit described above. Such election must be in writing and prior to the actual commencement of monthly benefits. A lump sum benefit is only payable on the first of the month following the Participant's date of death, or as soon thereafter as administratively feasible. The lump sum benefit shall be Actuarially Equivalent to the monthly benefit described above.

         (c)     Death Following Termination, Following Early Retirement Date

                 If the Participant dies after becoming vested and terminating employment, and after his or her Normal Retirement Date, or after he or she becomes eligible to elect an Early Retirement Date, such Participant's surviving spouse shall receive a monthly benefit provided they were married throughout the one year period ending on the date of death. The monthly benefit shall commence on the later of:

                 (i)      the first day of the month following death, or

                 (ii) the Participant's Normal Retirement Date, determined as if he or she had survived, or the first day of any earlier month elected by the surviving spouse which is on or after the Participant's death, and continue through the first of the month preceding the spouse's death.

                 The benefit shall equal the amount payable to the surviving spouse under a 50% joint and survivor annuity form of payment as if the Participant had commenced receiving Retirement Benefit payments as of the date spouse benefits commence.

                 The surviving spouse may elect to receive a lump sum form of payment in lieu of the monthly benefit described above, provided the Actuarial Equivalent of the benefit provided under this subparagraph (c) and the benefit payable under
                 Section 6.02, if any, does not exceed $25,000. In the event the surviving spouse elects a lump sum payment, any benefit payable under Section 6.02 shall also be paid as a lump sum. Such election must be in writing and prior to the date monthly benefits would otherwise commence. A lump sum benefit is only payable on the first of the month following the Participant's date of death, or as soon thereafter as administratively feasible. The lump sum benefit shall be Actuarially Equivalent to the monthly benefit described above.

         6.02    Post-Retirement Spouse's Death Benefit

         Upon the death of a Participant who was a Participant in the Burlington Northern Inc. Pension Plan on December 31, 1983 and who terminated on or after his or her earliest Retirement Date, and had Credited Service prior to January 1, 1984, the Participant's surviving spouse, if the Participant was married to such spouse throughout the one-year period ending on the Retirement Date, shall receive a monthly benefit commencing on the first day of the month following the date of the Participant's death, and continuing through the first day of the month preceding the spouse's death. The amount of such monthly benefit shall be equal to .5% (1/2 percent) of such Participant's "limited compensation" multiplied by the number of his or her years of Credited Service as of January 1, 1984. For purposes of this Section 6.02, "limited compensation" means 90% of the Participant's Basic Monthly Compensation as of December 31, 1983 increased by the average amount of non-deferred cash bonus paid or accrued to such Participant from 1979 through 1983.

                                   SECTION 7

                                    VESTING

         7.01    Vesting

         Each Participant shall have a vested, nonforfeitable right to his or her Accrued Benefit multiplied by the appropriate vesting percentage in accordance with the following table:

                             Years of Service               Percent Vested
                             ----------------               --------------
                               Less than 5                         0%
                                         5                       100%

         In addition, each Participant shall have a 100% nonforfeitable right to his or her Accrued Benefit on death, or the date he or she attains age 65, provided he or she is an Employee on such date. An employee who terminates with 0% vested shall be deemed "nonvested".

         7.02    Termination Prior to Vesting

         For vesting and Accrued Benefit purposes, all Years of Service and Credited Service before and after a break-in-service shall be aggregated.

         Notwithstanding the foregoing, in the event service is forfeited under the terms of a Predecessor Plan and the individual later becomes a Participant in this Plan, such forfeited service shall remain forfeited.

         7.03    Forfeitures

         Any forfeitures arising under this Plan shall be used only to offset future Employer contributions and shall not affect any Participant's Accrued Benefit.

                                   SECTION 8

                            LIMITATIONS ON BENEFITS

         8.01    Limitation on Benefits

         To prevent discrimination in favor of highly-compensated Participants upon early termination of the Plan, the following limitations govern allocation of Trust assets.

         (a)     General Rule

                 During the first ten years after any "Commencement Date" (as defined below) or if later, until the full current costs of the plan are first met, the benefits provided by the Employer's contributions to employees in the "Restricted Group" (as defined below) are subject to the limitations set forth in paragraph (c) below.

         (b)     Definitions

                 For the purposes of these limitations:

                 (1) Commencement Date means the Effective Date, or the effective date of any subsequent amendment of the Plan which substantially increases the extent of possible discrimination as to contributions and benefits actually payable in the event of subsequent discontinuance of contributions or Plan termination;

                 (2) the Restricted Group consists of the twenty-five highest-paid employees as of any Commencement Date, including any employees who are not Participants but may later become Participants, whose annual retirement benefit provided by the Employer's contributions can be anticipated to exceed $1,500.

         (c)     Limitation

                 Subject to the conditions set forth in paragraphs (a) and (b) above, the amount of Employer contributions (or funds attributable thereto) that may be applied for the benefit of any Participant in the Restricted Group shall not exceed the greater of:

                 (1) Employer contributions (or funds attributable thereto) which would have been applied to provide retirement benefits for the Participant under the Plan if the Plan as in effect on the day preceding the Commencement Date had been continued without change;

                 (2)      $20,000;

                 (3) the sum of (i) the Employer's contributions (or funds attributable thereto) which would have been applied to provide retirement benefits for the employee if the Plan had been terminated on the day before the Commencement Date, plus (ii) 20% of the first $50,000 of the Participant's average annual compensation during the last five years multiplied by the number of years since the Commencement Date for which the full current costs have been met; or

                 (4) (i) if the Participant is a substantial owner (as defined in Section 4022(b)(5) of ERISA), a dollar amount equal to the present value of the benefit guaranteed for the Participant under Section 4022 of ERISA or, if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan had terminated on the date the benefit commences, or (ii) if the Participant is not a substantial owner, a dollar mount equal to the present value of the maximum benefit described in
                          Section 4022(b)(3)(B) of ERISA (determined on the date the Plan terminates or the date benefits commence, whichever is earlier).

                 For purposes of subparagraph (4), the present value of any benefit shall be determined in accordance with regulations of the Pension Benefit Guaranty Corporation, and for purposes of clause (ii), without regard to any other limitations in
                 Section 4022 of ERISA.

         (d)     Limitations Not Effective

                 The limitations contained in this Section 8.01 shall not restrict the current payment of benefits in a form of payment that does not provide more rapid payments than a single life annuity, while the Plan is in full effect and the full current costs are met. Further, the limitations shall not restrict the payment of a lump sum benefit or other form of payment more rapid than a single life annuity, to a Participant in the Restricted Group provided the Participant agrees to repay benefits received in the event the full current costs are not met or the Plan terminates early. Such Participant must agree to repay amounts paid to him or her to the extent they exceed the greater of the amount he or she would have received if the restrictions under this Section 8.01 had been applied, or the amount he or she would have received under a single life annuity form of payment. The agreement to repay must be secured by deposit in escrow of property having a market value of 125% of the amount subject to repayment, and the value of the escrow shall be maintained at not less than 110% of such amount.

         (e)     Excess Funds

                 Any funds not allocated to a Participant as a result of this Section shall be used proportionately to provide additional benefits for all other Participants.

         8.02    Maximum Annual Benefit Payable Under the Plan

         For purposes of this Section 8.02, the Employer and any affiliated Companies shall be considered a single employer, to the extent required by the Code.

         (a)     Primary Rule

                 Notwithstanding any other Plan provision to the contrary, the annual Employer provided benefit payable to or on behalf of a Participant under the Plan (after any adjustments required under the Plan to reflect commencement of benefits other than at Normal Retirement Date, an optional form of payment or death benefit coverage) shall not exceed the lesser of:

                 (1) $90,000 adjusted in accordance with this Section 8.02) or, if greater, the Participant's current Accrued Benefit on December 31, 1982 under the Burlington Northern Inc. Pension Plan; or

                 (2) the Participant's average annual Compensation from the Employer for the consecutive calendar years (not in excess of three such years) during which he or she was an active Participant in the Plan and for which such average is highest.

         (b)     Cost-of-Living Adjustment

                 The $90,000 limit prescribed above shall be automatically adjusted for cost-of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of the Internal Revenue Service. The dollar amount applicable in computing the benefit payable to any Participant shall be the dollar amount in effect for the calendar year in which the benefit commences. For 1989, the limit is $98,064.

         (c)     Adjustment for Early or Late Retirement

                 For purposes of Sections 8.02 and 8.03, if the Participant's benefit commences before the Social Security Retirement Age, the limit prescribed in Section 8.02(a)(1) shall be Actuarially reduced to reflect such early commencement. If the Participant's benefit commences after the Social Security Retirement Age, the limit prescribed in Section 8.02(a)(1) shall be Actuarially increased for purposes of Sections 8.02 and 8.03 to reflect such late commencement.

         (d)     Annual Benefit

                 Notwithstanding the foregoing, if the benefit to be paid to a Participant under the Plan is not in the form of an "Annual Benefit" as described below, the benefit considered to be payable to a Participant under the Plan for purposes of Sections 8.02 and 8.03 shall be Actuarially adjusted to the extent required under Section 415(b)(2) of the Code. For purposes of the foregoing, "Annual Benefit" means the benefit payable annually in the form of a straight life annuity without ancillary benefits or in the statutory 50% joint and survivor annuity option.

         (e)     Interest Rate

                 Any Actuarial adjustments under this Section 8.02 shall be based on the Actuarial Equivalent factors applicable for comparable purposes under the Plan on the applicable date, except that the interest rate shall be 5%.

         (f) Special Provisions Regarding Participants With Fewer Than Ten Years of Participation or Service

                 In the case of any Participant who Participates in the Plan for fewer than ten years, the maximum dollar benefit otherwise applicable under Section 8.02(a)(1) shall be multiplied by a fraction whose numerator is the Participant's years of participation in the Plan (including fractions thereof, but not less than one) and whose denominator is ten.

                 In the case of any Participant who was employed by the Employer for fewer than ten years, the maximum benefit otherwise applicable under Sections 8.02(a)(2) and 8.03 shall be multiplied by a fraction whose numerator is the Participant's years of employment with the Employer (including fractions thereof, but not less than one) and whose denominator is ten.

         (g)     Aggregation With Other Defined Benefit Plans

                 If a Participant also participates in any other defined benefit pension plan maintained by the Employer, the provisions of Sections 8.02 and 8.03 shall be applied on an aggregate basis to the benefits payable under this Plan and each such other plan. Any reduction in the aggregate benefits payable under this Plan and any such other plan due to the application of this Section shall be made on a pro rata basis.

         8.03    Additional Limitation Relating to Defined Contribution Plans

         (a)     Primary Rule

                 For Participants who participate in this Plan and a defined contribution plan maintained by the Employer, the sum of (1) and (2) below for any calendar year may not exceed 1.0, as determined by the Pension Committee.

                 (1) The defined benefit plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

                          (i) The projected annual benefit (determined by projecting service, but not Earnings, to normal retirement age) of the Participant under the Plan determined as of the close of the year.

                          (ii) The lesser of: (a) 1.25 multiplied by the dollar limitation determined under Section
                                  8.02 (a)(1) in effect for such year, or (b)
                                  1.4 multiplied by the limitation determined under Section 8.02 (a)(2) (generally, 100% of the Participant's average annual Compensation).

                 (2) The defined contribution plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

                          (i) The sum of the "annual additions" to the Participant's accounts for the current year, as of the close of the year, and for all prior years.

                          (ii) The sum of the lesser of the following amounts for such year and for each prior year of service with the Employer (regardless of whether a plan was in existence during those years): (a) 1.25 multiplied by the dollar limitation in effect for defined contribution plans under Section 415 of the Code for such year, or (b) 1.4 multiplied by 25% of a Participant's Compensation for such year.

         (b)     Remedy

                 If such sum exceeds 1.0, the benefit under this defined benefit Plan shall be reduced to the extent necessary to satisfy the limitation of this section.

                                   SECTION 9

                              TOP HEAVY PROVISIONS

         9.01    Scope

         Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Section 416(g) of the Code, the provisions of this Section 9 shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not Top Heavy.

         9.02    Top Heavy Status

         (a)     Top Heavy

                 This Plan shall be "Top Heavy" if, as of the Determination Date, (1) the sum of the Aggregate Accounts of Key Employees, or (2) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds 60% of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

                 The Present Value of Accrued Benefits and/or Aggregate Account balance of a Participant who was previously a Key Employee but is no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top Heavy status. Further, a Participant's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account if he or she has not performed services for the Affiliated Companies during the five year period ending on the Determination Date.

         (b)     Super Top Heavy

                 This Plan shall be "Super Top Heavy" if, as of the Determination Date, (1) the sum of the Aggregate Accounts of Key Employees, or (2) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds 90% of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

         (c)     Determination Date

                 Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (d)     Valuation Date

                 "Valuation Date" means, for purposes of determining Top Heaviness, the Determination Date.

         (e)     Aggregate Account

                 "Aggregate Account" means, with respect to a Participant, his or her adjusted account balance in a defined contribution plan, as determined under the top heavy provisions of such plan.

         (f)     Present Value of Accrued Benefits

                 "Present Value of Accrued Benefits" means the sum of:

                 (i) the Actuarial Equivalent present value of the accrued normal retirement benefit under the Plan as of the Valuation Date, and

                 (ii) distributions prior to the Valuation Date, made during the Plan Year that contains the Determination Date and the four preceding Plan Years.

         (g)     Key Employee

                 "Key Employee" means an employee or former employee (and his or her Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is included in one of the following categories as within the meaning of Section 416(i) of the Code and regulations thereunder.

                 (i) an officer of the Employer whose annual aggregate Compensation from Affiliated Companies exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code (for 1989, this amount is $49,032), provided that no more than 50 employees shall be considered officers, or if less, the greater of 10% of the employees or 3,

                 (ii) one of the ten employees owning the largest interest in the Employer who owns more than a 0.5% interest of the Employer, and whose annual aggregate Compensation from the Affiliated Companies exceeds the dollar limitation under Section 415(c)(1)(A) of the Code (for 1989, this amount is $30,000),

                 (iii)    an employee who owns more than 5% of the Employer, or

                 (iv) an employee who owns more than 1% of the Employer with annual aggregate Compensation from the Affiliated Companies that exceeds $150,000.

         (h)     Aggregation Group

                 "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy (Required Aggregation Group), or the group of plans that may be aggregated for purposes of Top Heavy testing (Permissive Aggregation Group). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

                 (i) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

                 (ii) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company provided the group as a whole continues to satisfy the minimum participation standards and non-discriminatory contribution requirements of Code Sections 401(a)(4) or 410.

                 Each plan belonging to a Required Aggregation Group shall be deemed Top Heavy, or non-Top Heavy in accordance with the group's status. In a Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top Heavy. In a Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

         9.03    Minimum Benefit

         (a)     General Rule

                 For any Top Heavy Plan Year, a non-Key Employee who completes a Year of Service shall have an Accrued Benefit at least equal to the minimum benefit described herein. The minimum Accrued Benefit at any point in time equals the lesser of:

                 (i) two percent multiplied by Top Heavy Years of Service, or

                 (ii)     twenty percent,

                 multiplied by such Participant's "Average Compensation". "Average Compensation" means a Participant's average Compensation for the five consecutive years when such Participant had the highest aggregate Compensation from the Employer. However, Compensation received for non-Top Heavy Plan Years shall be disregarded. The benefit described herein is expressed as an annual benefit in the form of a single life annuity (with no ancillary benefits), commencing at normal retirement age.

                 A non-Key Employee shall not be denied this minimum benefit because he or she was not employed on a specified date, failed to make any mandatory employee contributions, or failed to earn a specified amount of Compensation.

         (b)     Special Two Plan Rule

                 Where this Plan and a defined contribution plan belong to an Aggregation Group that is determined Top Heavy, the minimum benefit required under (a) above for any non-Key Participant who also participates in the defined contribution plan shall be reduced by the minimum contribution and forfeiture allocated to the non-Key Participant's accounts pursuant to the defined contribution plan's top heavy provisions. Such offset shall be in accordance with the safe harbor rules of Treasury Regulation 1.416-1(m-12).

         9.04    Benefit Limitation

         For any Top Heavy Plan Year in which the Employer does not make the extra minimum allocation provided below, 1.0 shall replace the 1.25 factor found in the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Section 415(e) of the Code [see Section 8.03].

         If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions shall remain unchanged provided the Employer provides an extra minimum Accrued Benefit for each non-Key Employee. The extra benefit (in addition to the minimum benefit set forth in Section 9.03) shall equal the lesser of:

         (i)     one percent multiplied by Top Heavy Years of Service, or

         (ii)    ten percent,

multiplied by such Participant's "Average Compensation", as defined in Section 9.03.

         9.05    Vesting

         (a)     Top Heavy Schedule.

                 For any Top Heavy Plan Year, each Participant who completes an Hour of Service in such Year shall become vested and have a nonforfeitable right to retirement benefits he or she has earned under the Plan in accordance with the following table:

                       Years of Service      Vesting Percentage
                       ----------------      ------------------
                         Less than 2                 0%
                              2                     20%
                              3                     40%
                              4                     60%
                           5 or More               100%

                 Provided, however, that a Participant's vesting percentage shall not be less than the percentage determined under the table in Section 7.01.

         (b)     Return to Non-Top Heavy Status

                 If the Plan becomes Top Heavy and ceases to be Top Heavy in any subsequent Plan Year, the vesting schedule shall automatically revert to the vesting schedule in effect before the Plan became Top Heavy. Such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan, and shall not cause a reduction of any Participant's nonforfeitable interest in the Plan on the date of such amendment.

                 A Participant with three or more Years of Service as of the end of the election period, may elect to remain covered by the Top Heavy vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                 (i)      the adoption date of the amendment,

                 (ii)     the effective date of the amendment, or

                 (iii) the date the Participant receive written notice of the amendment from the Pension Committee.

                                   SECTION 10

                           ADMINISTRATION OF THE PLAN

         10.01   Plan Administrator

         Each Employer, and the members of the Pension Committee, and the Senior Vice President-Finance and the Senior Vice President-Human Resources and Administration of the Company (or officers holding the equivalent positions) shall be deemed fiduciaries. Each fiduciary shall have only those specific powers, duties, responsibilities and obligations provided to them under the Plan or the Trust, as follows:

         (a) The Company shall have the sole authority to appoint and remove the Trustee and the investment manager.

         (b) The Company shall be the Plan Administrator. The Pension Committee acting on behalf of the Company shall have the sole authority to and responsibility for the administration of the Plan as specified in the Plan and the Trust, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. The Senior Vice President-Human Resources and Administration (or the officer holding the equivalent position) shall have the responsibility of implementing the administration of the Plan as the Pension Committee shall direct.

         (c) The Trustee shall have the responsibility for administration of the Trust and management of the assets held under the Trust as provided therein.

                 Each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under the Plan or the Trust, and is not required to inquire into the propriety of any such direction, information or action. Each fiduciary may designate any person, partnership or corporation, to carry out any of its responsibilities under the Plan or the Trust. Any such designation shall be reduced to writing, and such writing shall be kept with the records of such fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         10.02   The Pension Committee

         (a)     General

                 The Chief Executive Officer of the Company shall appoint a committee consisting of three or more members which shall be known as the Pension Committee. The Pension Committee shall be responsible for carrying out the Company's duties as Plan Administrator and, except for duties specifically vested in the Trustee, for the administration of the provisions of the Plan. The Chief Executive Officer of the Company shall have the right at any time, with or without cause, to remove any member or members of the Pension Committee. A member of the Pension Committee may resign, effective upon delivery of a written resignation to the Chief Executive Officer of the Company.

                 Upon the resignation, removal or failure or inability for any reason of any member of the Pension Committee to act hereunder, the Chief Executive Officer of the Company shall appoint a successor member if the failure to do so would cause the Pension Committee to consist of less than three members. All successor members of the Pension Committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.

         (b)     Notice to Trustee of Committee Members

                 Promptly after the appointment of the original members, and any successor member of the Pension Committee, the Trustee shall be notified as to the names of the persons appointed as members or successor members of the Pension Committee by delivery to the Trustee of a certified copy of the appointment.

         (c)     Procedures

                 The Pension Committee may act at a meeting, or by writing without a meeting, by a vote or written assent of a majority of its members. The Pension Committee shall elect a chairman and a secretary. The secretary may, but need not be, a member of the Pension Committee. The chairman shall be the Plan's agent for service of legal process, and shall forward all necessary communication to the Trustee. The chairman may sign all reports required by law on behalf of all members of the Pension Committee.

                 The Pension Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgement for the administration of the Plan, including records relating to each Participant's service accrued benefits, notifications to Participants and annual reports to the Internal Revenue Service, the Department of Labor and the Pension Benefit Guaranty Corporation.

                 The Pension Committee may adopt such additional rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.

         (d)     Decisions Affecting a Member

                 Each member of the Pension Committee shall be an employee of one of the Employers. Such status shall not disqualify the Committee member from taking any action hereunder or render him or her accountable for any distribution or other material advantage received by him or her under the Plan, provided that no member of the Pension Committee who is a Participant shall take part in any action of the Pension Committee or any matter involving solely his or her rights under the Plan.

         (e)     Allocation and Delegation of Responsibilities

                 The members of the Pension Committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibilities. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the Pension Committee.

                 The Pension Committee may employ such counsel (who may be counsel for any Employer) and agents and may obtain for such administrative, clerical, medical, legal, audit, actuarial, and other services as it may require in carrying out the provisions of the Plan.

         (f)     Plan Interpretation and Records

                 The Pension Committee shall have the duty and authority to interpret and construe the Plan in regard to all questions of eligibility, the status and rights of Participants and surviving spouses under the Plan, and the manner, time and amount of payment of any distributions under the Plan. Each Employer shall, from time to time, upon request of the Pension Committee, furnish to the Pension Committee and certify thereto as correct such data and information as the Pension Committee shall require in the performance of its duties.

         (g)     Exclusive Benefit

                 The members of the Pension Committee, and each of them, shall discharge their duties with respect to the Plan (i) solely in the interest of the Participants and their surviving spouses, and (ii) for the exclusive purposes of providing benefits to Participants and their surviving spouses and of defraying reasonable expenses of administering the Plan.

         (h)     No Compensation

                 No member of the Pension Committee shall receive any compensation or fee for his or her services on the Pension Committee, but the Employers shall reimburse the Pension Committee members for any necessary expenditures incurred in the discharge of their duties as Pension Committee members.

         (i)     Reliance on Information

                 The members of the Pension Committee and the Employers and their officers and directors shall be entitled to rely on all tables, valuations, certificates and reports made by its accountants and upon all opinions given by legal counsel employed by them. The members of the Pension Committee and the Employers and their officers and directors, shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such actuary, accountants or counsel, and all action so taken or suffered shall be conclusive upon all Participants and Beneficiaries under the Plan.

         (j)     Indemnification

                 To the extent permitted by law, the Employers hereby jointly and severally indemnify the members of the Pension Committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

         10.03   Expenses

         All costs and expenses incurred in administering the Plan and the Trust Fund, including without limitation the expenses of the Pension Committee, the fees of the actuary, the fees of counsel and any agents for the Pension Committee, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid by the Trustee from the Trust Fund to the extent such expenses are not paid by the Employers. The Pension Committee, in its sole discretion, after considering the nature of a particular expense, shall determine the portion of such expense which is to be borne by a particular Employer.

         10.04   Bonding and Insurance

         To the extent required by law, every Pension Committee member, every fiduciary of the Plan and every person handling Plan funds shall be bonded. The Pension Committee shall take such steps as are necessary to assure compliance with applicable bonding requirements. The Pension Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Employer's expense.

         10.05   Commencement of Benefits

         (a)     Conditions of Payment

                 Benefit payments under the Plan shall not be payable prior to the fulfillment of the following conditions:

                 (1) The Pension Committee has been furnished with such applications, proofs of birth or death, address, form of benefit election, spouse consent if required and other information the Pension Committee deems necessary;

                 (2) The Participant has terminated employment with the Employer, reached age 70-1/2 or died; and

                 (3) The Participant or Beneficiary is eligible to receive benefits under the Plan as determined by the Pension Committee.

                 The Pension Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

         (b)     Commencement of Payment

                 Unless a Participant elects otherwise, the payment of benefits shall commence no later than 60 days after the end of the Plan Year in which the latest of the following occurs:

                 (1)      the date the Participant reaches Normal Retirement
                          Date,

                 (2) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

                 (3) the Participant terminates employment with the Employer;

                 provided that payments shall not commence later than the April 1 following the calendar year in which the Participant reaches age 70-1/2.

                 In no event shall payments commence prior to the Participant's Normal Retirement Date if the Participant's Accrued Benefit exceeds $3,500 without the written consent of the Participant and the spouse. Spouse consent must acknowledge the effect of such election and be notarized or witnessed by a Plan representative.

                 If the information required in Section 10.05(a) above is not available prior to such date, the amount of payment will not be ascertainable. In such event, the commencement of payment shall be delayed until no more than 60 days after the date the amount of such payment is ascertainable.

                 The Pension Committee shall direct the Trustee to make all payments under the Plan.

         10.06   Appeal Procedure

         (a)     Submission of Claim

                 A claim for benefit payment shall be considered filed when an application form is submitted to the Pension Committee.

         (b)     Notice of Denial

                 Any time a claim for benefits is wholly or partially denied, the Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within 90 days after the claim is filed, unless special circumstances require an extension of time for proceeding. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 90 day period. The extension shall not exceed 180 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

         (c)     Right to Request Review

                 Any person who has had a claim for benefits denied by the Pension Committee, who disputes the amount of benefit payment determined by the Pension Committee, or is otherwise adversely affected by action of the Pension Committee, shall have the right to request review by the Pension Committee. Such request must be in writing, and must be made within 60 days after such person is advised of the Pension Committee's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

         (d)     Review of Claim

                 The Pension Committee shall then review the claim. It may hold a hearing if it deems it necessary and shall issue a written decision reaffirming, modifying or setting aside its former action within 60 days after receipt of the written request for review, or 120 days if special circumstances, such as a hearing, require an extension. The Claimant shall be notified in writing of any such extension within 60 days following the request for review. A copy of the decision shall be furnished to the Claimant. The decision shall set forth its reasons and pertinent Plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Pension Committee and all other persons involved.

         10.07   Plan Administration - Miscellaneous

         (a)     Limitations on Assignments

                 Benefits under the Plan may not be assigned, sold, transferred, or encumbered, in whole or in part, either directly or by operation of law or otherwise, and any attempt to do so shall be void. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section 10.08 relating to Domestic Relations Orders, or otherwise permitted by law.

         (b)     Masculine and Feminine, Singular and Plural

                 Whenever used herein, words in one gender shall include the opposite gender, the singular shall include the plural and the plural shall include the singular whenever the context shall plainly so require.

         (c)     Small Benefits

                 In cases where the Actuarially Equivalent present value of a vested or payable benefit is less than or equal to the maximum permissible amount under the Code which may be distributed without the consent of a Participant or his or her spouse (in 1989, the amount is $3,500), the Pension Committee shall direct such present value be paid in a lump sum distribution as soon as practical following termination and prior to the Pension Starting Date.

         (d)     No Additional Rights

                 No person shall have any rights in or to the Trust, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the granting of a retirement benefit nor any action of the Employer or the Pension Committee shall be held or construed to confer upon any person any right to be continued as an employee, or, upon dismissal, any right or interest in the Trust other than as herein provided. The Employer expressly reserves the right to discharge any employee at any time.

         (e)     Governing Law

                 This Plan shall be construed in accordance with applicable federal law and the laws of the State of Washington, wherein venue shall lie for any dispute arising hereunder.

         (f)     Disclosure to Participants

                 Each Participant shall be advised of the general provisions of the Plan and, upon written request addressed to the Pension Committee, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

         (g)     Income Tax Withholding Requirements

                 Any retirement benefit payment made under the Plan shall be subject to any applicable income tax withholding requirements. For this purpose, the Pension Committee shall provide the Trustee with any information the Trustee needs to satisfy such withholding obligations and with any other information that may be required under the Code.

         (h)     Severability

                 If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

         (i)     Facility of Payment

                 Whenever, in the Pension Committee's opinion, a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his or her affairs, the Pension Committee may direct the Trustee to make payments to such person or to his or her guardian or other legal representative, or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gifts to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Employer and the Plan of any liability to the extent of such payment.

         (j)     Correction Of Errors

                 Any Employer contribution to the Trust made under a mistake of fact (or investment proceeds of such contribution if a lesser amount) shall be returned to the Employer within one year after payment of the contribution.

                 In the event an incorrect amount is paid to a Participant or Beneficiary, any remaining payments may be adjusted to correct the error. The Pension Committee may take such other action it deems necessary and equitable to correct any such error.

         (k)     Responsibility to Advise Pension Committee of Current Address

                 Each person entitled to receive a payment under the Plan shall file with the Pension Committee in writing his or her complete mailing address and each change therein. A check or communication mailed to any person at the address on file with the Pension Committee shall be deemed to have been received by such person for all purposes of the Plan, and no member of the Pension Committee, the Employers or the Trustee shall be obligated to search for or ascertain the location of any person. If the Pension Committee doubts whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned at the last address known to the Pension Committee, notify such person that all future Pension payments will be withheld until such person submits to the Pension Committee evidence that he or she is still living and the proper mailing address.

         (l)     Notices to Participants and Surviving Spouses

                 All notices, reports and statements given, made, delivered or transmitted to a Participant or surviving spouse shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to such Participant or spouse at the address last appearing on the records of the Pension Committee. A Participant or surviving spouse may record any change of address from time to time by written notice filed with the Pension Committee.

         (m)     Notices to Employers or Pension Committee

                 Written directions, notices and other communications from Participants or surviving spouses to the Employers or the Pension Committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the Pension Committee for the giving of such directions, notices and other communications or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified on such forms.

         10.08   Domestic Relations Orders

         Notwithstanding any Plan provisions to the contrary, benefits under the Plan may be paid to someone other than the Participant, Beneficiary or joint annuitant, pursuant to a Qualified Domestic Relations Order, in accordance with Section 414(p) of the Coda. A Qualified Domestic Relations Order is a judgment, decree, or order ("Order") including approval of a property settlement agreement) that:

         (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

         (b) is made pursuant to a state domestic relations law (including a community property law);

         (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

         (d) specifies the name and last known address of the Participant and each alternate payee;

         (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

         (f) specifies the number of payments or period during which payments are to be made;

         (g)     names each plan to which the order applies;

         (h) does not require any form, type or amount of benefit not otherwise provided under the Plan;

         (i) does not conflict with a prior Domestic Relations Order that meets the requirements of this section.

         Payments to an alternate payee pursuant to a Qualified Domestic Relations Order may commence on the date the Participant attains age 50 as if the Participant retired on such date, regardless of whether the Participant continues working after that date.

         The Pension Committee shall determine whether an order meets the requirements of this section within a reasonable period after receiving an order. The Pension Committee shall notify the Participant and any alternate payee that an order has been received and with respect to benefits which are in pay status shall establish a separate account under the Plan for any alternate payee pending determination that an order meets the requirements of this section. If within eighteen months after such a separate account is established, the order has not been determined to be a qualified Order, the amount in the separate account shall be distributed to the individual who would have been entitled to such amount if there had been no order.

         10.09   Plan Qualification

         Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to Section 401 of the Code, and ERISA and regulations thereunder and the exempt status of the Trust under Section 501 of the Code.

         Notwithstanding anything herein to the contrary, this Plan shall be contingent upon a favorable Internal Revenue Service ruling that the Plan, with respect to each Employer, is qualified under Section 401(a) of the Code and exempt from income taxation under Section 501(a) of the Code. In the event the Plan is not initially recognized as a "qualified plan", or the assets of the Plan are not initially exempt under Section 501 of the Code with respect to an Employer and the Plan is not amended retroactively for any reason to correct the defaults, then the Employer may terminate its participation in the Plan and direct the Trustee to pay and deliver to such Employer within one year the portion of the Trust Fund applicable to Participants employed by such Employer, determined by the Company. In the event all Employers terminate participation under this section, all amounts contributed by the Employer to the Plan, plus investment earnings, less expenses paid, shall be returned within one year.

         10.10   Deductible Contribution

         Notwithstanding anything herein to the contrary, any contribution by the Employer to the Trust is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one year following a final determination of the disallowance, demand repayment of such disallowed contribution and the Trustee shall return such contribution less any losses attributable thereto within one year following the disallowance.

         10.11   Payment of Benefits Through Purchase of Annuity Contract

         In lieu of paying benefits directly from the Trust to a Participant or a Beneficiary, the Trustee may purchase, with Trust assets, an individual annuity contract from an insurance company which, as far as possible, provides benefits equal to (or Actuarially Equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under the Plan, whereupon the liability of the Trust and of the Plan will cease and terminate with respect to such benefits that are so purchased and for which the premiums are duly paid. Such an individual annuity contract may be purchased by the Trustee on a single-premium basis or on the basis of annual premiums payable over a period of years and may be purchased at any time on or after the Participant's Vested Termination Date, Retirement Date or death to provide the benefits due under the Plan to the Participant or a Beneficiary on or after the date of such purchase.

         Any annuity contract distributed by the Trustee to a Participant or Beneficiary under the provisions of the Plan shall bear on the face thereof the designation "NOT TRANSFERABLE", and such contract shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof.

                                   SECTION 11

                        PARTICIPATION BY OTHER EMPLOYERS

         11.01   Adoption Of Plan

         With the consent of the Company, any corporation which is a current member or a former member of the affiliated group (as defined in Section 1504 of the Code) of which the Company is the common parent corporation or a successor company thereto may become a participating Employer under the Plan by
(a) taking such action as shall be necessary to adopt the Plan, (b) filing with the Pension Committee a duly certified copy of the Adoption Agreement in form specified by the Company as adopted by such corporation, (c) becoming a party to the trust agreement establishing the Trust Fund, and (d) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to such corporation. The Adoption Agreement shall specify the terms under which each such corporation shall participate in the Plan, including the amount of benefits to be provided to the employees of such corporation. Such Adoption Agreement shall also contain any modifications of the terms of this Plan as may be desired by such corporation and agreed to by the Company.

         11.02   Prior Service

         Unless otherwise specified in an Adoption Agreement, periods of service credited under a retirement plan of an Employer, or service with an Employer which did not maintain a retirement plan; prior to the time such Employer becomes a participating Employer shall not be considered in determining a Participant's Years of Service and Credited Service.

         11.03   Withdrawal from Participation

         Any Employer may withdraw from participation in the Plan at any time by filing with the Pension Committee a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to the Pension Committee, the other Employers and the Trustees prior to the effective date of withdrawal.

         11.04   Company As Agent For Employers

         Each corporation which shall become a participating Employer pursuant to Section 11.01 shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company to act as such agent shall continue until such Employer shall withdraw from the Plan. Notwithstanding the foregoing, the Company shall not have the authority to amend the adoption agreement executed by another Employer.

                                   SECTION 12

                           AMENDMENT AND TERMINATION

         12.01   Amendment

         The Plan may at any time and from time to time be amended or modified, without further approval of the Board of Directors of the Company, by written instrument which is approved by the Senior Vice President-Human Resources and Administration and which is duly adopted by the Compensation and Nominating Committee of the Board of Directors of the Company.

         Each Employer may at any time and from time to time amend or modify its Adoption Agreement with the consent of the Company by written instrument duly executed by such Employer. Any such amendment or modification shall become effective on such date as the Company or the Employer, as the case may be, shall determine and may apply to Participants in the Plan at the time thereof as well as to future Participants.

         Any amendments made pursuant to this section shall be subject to any advance notice or other requirements of ERISA.

         12.02   Amendment - Consolidation or Merger

         In the event the Plan's assets and liabilities are merged into, transferred to or otherwise consolidated with any other retirement plan, then such must be accomplished so as to ensure that each Participant would (if the other retirement plan then terminated) receive a benefit immediately after the merger, transfer or consolidation, which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, transfer or consolidation (as if the Plan had then terminated). This provision shall not be construed as limiting the powers of the Company to appoint a successor Trustee.

         12.03   Termination of the Plan

         The termination of the Plan shall not cause or permit any part of the Trust to be diverted to purposes other than for the exclusive benefit of the Participants, or cause or permit any portion of the Trust to revert to or become the property of an Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

         Upon termination of this Plan, the Pension Committee shall continue to act for the purpose of complying with the preceding paragraph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Pension Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

         12.04   Effect of Withdrawal from Plan

         If an Employer shall withdraw from or terminate participation in the Plan under Section 11.03, the Company shall, subject to Section 12.05, determine the manner by which the benefits of Participants who are employees (or former employees) of such Employer shall be provided.

         12.05   Allocation of the Trust on Termination of Plan

         In the event of a complete Plan termination, the right of each Participant to benefits accrued to the date of such termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be vested and non-forfeitable; and the right of each Participant to any other benefits accrued to the date of termination shall be fully vested and non-forfeitable to the extent then funded under the priority rules set forth in Section 4044 of ERISA. In any event, a Participant or a Beneficiary shall have recourse only against Plan assets for the payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. The Pension Committee shall direct the Trustee to allocate Trust assets to those affected Participants to the extent and in the order of preference set forth in Section 4044 of ERISA. Upon Plan termination, each Participant shall elect a form of payment pursuant to Section 5 and benefits shall be distributed by purchase of nontransferable annuity contracts or lump sum payments in accordance with the Participants election; provided, however, that small benefits shall be distributed pursuant to Section 10.07(c). If Trust assets as of the date of Plan termination exceed the amounts required under the priority rules set forth in Section 4044 of ERISA, such excess shall, after all liabilities of the Plan have been satisfied, revert to the Employer to the extent permitted by applicable law.

         If at any time the Plan is terminated with respect to any group of Participants under such circumstances as to constitute a partial Plan termination within the meaning of Section 411(d)(3) of the Code, each affected Participant's right to benefits that have accrued to the date of partial termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be so vested; and the right of each affected Participant to any other benefits accrued to the date of such termination shall be vested to the extent assets would be allocable to such benefits under the priority rules set forth in Section 4044 of ERISA in the event of a complete Plan termination. In any event, affected Participants shall have recourse only against Plan assets for payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. Subject to the foregoing, the vested benefits of such Participants shall be payable as though such termination had not occurred; provided, however, that the Pension Committee, in its discretion, subject to any necessary governmental approval, may direct that the amounts held in the Trust that are allocable to the Participants as to whom such termination occurred be segregated by the Trustee as a separate plan. The assets thus allocated to such separate plan shall be applied for the benefit of such Participants in the manner described in the preceding paragraph.

                                   SECTION 13

                                    FUNDING

         13.01   Contributions to the Trust

         As a part of this Plan the Company shall maintain one or more Trusts. From time to time, the Employers shall make such contributions to the Trust as it determines, with the advice of its actuary, are required to maintain the Plan on a sound actuarial basis.

         Employees shall not be required or permitted to make contributions.

         The Pension Committee shall, with the approval of the board of directors of the Company, establish a funding policy and method consistent with the objectives of the Plan and ERISA and shall communicate such policy and method, and any changes in such policy and method, to the Trustee.

         13.02   Trust for Exclusive Benefit of Participants

         The Plan and Trust are for the exclusive benefit of Participants. Except as provided in Sections 10.07(j) (Correction of Errors), 10.08 (Domestic Relations Orders) and 10.10 (Deductible Contribution), no portion of the Trust shall be diverted to purposes other than this or revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

         13.03   Disposition of Credits and Forfeitures

         In no event shall any credits or forfeitures which may arise under the Plan be used to increase benefits under the Plan.

         13.04   Trustee

         As a part of this Plan, the Company has entered into an agreement with a Trustee. The Company has the power and duty to appoint the Trustee and it shall have the power to remove the Trustee and appoint successors at any time. As a condition to exercising its power to remove any Trustee hereunder, the Company must first enter into an agreement with a successor Trustee. The Pension Committee may delegate the authority to direct the investment of all or a portion of the Trust Fund to the Trustee.

         Each Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Trust agreement. Each Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Pension Committee shall direct in accordance with the Plan.

         13.05   Investment Manager

         The Company has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust held by the Trustee. For purposes of this section "Investment Manager" shall mean any fiduciary (other than the Trustee) who:

         (a) has the power to manage, acquire, or dispose of any asset of the Plan;

         (b)     is either

                 (1) registered as an investment advisor under the Investment Advisors Act of 1940, or

                 (2)      is a bank, or

                 (3) is an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a); and

         (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

The Burlington Resources Inc. Pension Plan is adopted by Burlington Resources
Inc.

IN WITNESS WHEREOF, Burlington Resources Inc. has caused this Plan to be duly executed on this 19th day of December, 1989.

                                        FOR BURLINGTON RESOURCES INC.

         /s/ RJ FRENCH                            /s/ AR BOYCE
- ----------------------------------      -------------------------------------
             Witness                             Authorized Officer


                                                  Sr. Vice President
                                        -------------------------------------
                                                        Title

(CORPORATE SEAL)

                                   APPENDIX I

                     Burlington Resources Inc. Pension Plan

"Employer" is defined in Section 1.22 shall also include the following employers during the specified time periods.

              Employer                            Beginning          Ending
              --------                            ---------          -------
1.    El Paso Natural Gas Company                   1/1/89

2.    Glacier Park Company                          1/1/89

3.    BR Services Inc.                              1/1/89

4.    Meridian Minerals Company                     1/1/89

5.    Meridian Oil, Inc.                            1/1/89

6.    Plum Creek Timber Company, Inc.               1/1/89           6/07/89

7.    Plum Creek Timber Company, L.P.               6/8/89

8.    Plum Creek Management Company                 6/8/89

9.    Plum Creek Manufacturing, Inc.                6/8/89

Acknowledged and Accepted


By:               /s/ RJ FRENCH
   -------------------------------------------

Title:          Director Benefits
       ---------------------------------------

Date:                 12-19-89
       ---------------------------------------

                                FIRST AMENDMENT
                                     TO THE
                           BURLINGTON RESOURCES INC.
                                  PENSION PLAN

The Burlington Resources Inc. Pension Plan ("Plan"), as adopted effective January 1, 1989, is amended as follows pursuant to Section 12.01 of the Plan, effective January 1, 1991, except as otherwise specified:

1. Effective January 1, 1989, Section 1.12 Credited Service, subparagraphs (b) and (c), shall be replaced in their entirety by the following:

         (b) all Plan Years commencing on and after January 1, 1989 during which an Eligible Employee completes 1,000 or more Hours of Service for an Employer, and

         (c) with respect to the Plan Years in which service as an Eligible Employee commences and terminates, the fraction of a Plan Year which is equal to the number of months during which the Participant has at least one Hour of Service for an Employer during the Plan Year divided by 12, and

2. Section 1.18 Earnings shall be amended by replacing the first paragraph in its entirety with the following:

         "Earnings" for each Plan Year means the total earnings, including overtime payments for each full month earned by an Employee from an Employer, including nondeferred cash incentive bonuses paid or accrued and salary reduction amounts contributed by an Employer on behalf of the employee to a qualified retirement plan or welfare benefit plan; but excluding payments under non-qualified deferred compensation plans, stock option, stock bonus, capital income and phantom stock plans, Christmas bonuses and all other commissions and extra or added compensation or benefits of any kind or nature.

3. Section 1.20 Eligible Employee shall be amended by replacing the first sentence in its entirety with the following:

         "Eligible Employee" means any Employee who is employed on a regular, full-time basis, who is regularly scheduled to work at least 32 hours per week, except any leased employee and any Employee who is covered under a collective bargaining agreement where retirement benefits were the subject of good faith bargaining which does not provide for retirement benefits under this Plan.

4. Section 3.01 Normal Retirement Date shall be amended by inserting the following clause at the end of the last sentence:

         "or Vested Termination Date".

5. Section 3.04 Vested Termination Date shall be replaced in its entirety by the following:

         A Participant who is vested and terminates prior to a Retirement Date may elect in writing upon termination of employment, to receive the Vested Termination Benefit on a Vested Termination Date, which shall be the first day of the month following the month in which termination of employment occurs, or the first day of any month following attainment of age 55 and before the Normal Retirement Date. Such individual shall not be entitled to a retirement benefit,

6. Section 4.06 Reemployment After Retirement shall be replaced in its entirety by the following:

         Upon reemployment, a retired Participant shall resume accruing benefits under the Plan. A Participant shall cease to receive retirement benefits during any month in which the Participant completes at least 40 Hours of Service and which is before the date benefits are required to be paid following age 70-1/2 pursuant to section 10.05. In the event such a Participant is reemployed and completes less than 40
         Hours of Service in any month, he or she shall continue receiving retirement benefits during such month. At the Participant's subsequent retirement, benefits payable shall be based on his or her total Credited Service and Earnings at the time of subsequent retirement, and shall be reduced by the Actuarially Equivalent value of benefits previously received by the Participant. In no event shall the benefit upon subsequent retirement, prior to any reduction for previously received benefits be less than the initial retirement benefit.

7. Section 5.01 Forms of Payment shall be amended by deleting the phrase ". . . (completed to the birthdate anniversary nearest the Retirement Date or Vested Termination Date, whichever applies). . ." in subparagraphs (b)(i) and (b)(iv).

IN WITNESS WHEREOF, Burlington Resources Inc. has caused this first amendment to be duly executed in this 1st day of January 1990.

                                        FOR BURLINGTON RESOURCES INC

                                        By:           A. R. BOYCE
                                           ----------------------------------

           R. J. FRENCH                 Its:   Sr. V.P. Hum. Res. & Admin.
- ------------------------------------        ---------------------------------
              Witness

(CORPORATE SEAL)

                            SECOND AMENDMENT TO THE
                           BURLINGTON RESOURCES INC.
                                  PENSION PLAN

The Burlington Resources Inc. Plan ("Plan"), as adopted effective January 1, 1989, is amended as follows pursuant to Section 12.01 of the Plan, effective January 1, 1992:

1. Section 11.03 Withdrawal From Participation shall be amended by inserting the following paragraph immediately following the first paragraph:

                 In the event an Employer ceases to be an Affiliated Company, the Company, in its sole discretion, may terminate that Employer's participation in the Plan. In this circumstance, an Employer shall not be entitled to notice prior to the effective date of withdrawal of participation in the Plan.

2. Section 11.04 Company as Agent for Employers shall be replaced in its entirety by the following:

                 Each corporation which shall become a participating Employer pursuant to Section 11.01 shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company to act as such agent shall continue until such Employer withdraws from the Plan in accordance with Section 11.03.

IN WITNESS WHEREOF, Burlington Resources Inc. has caused this second amendment to be duly executed on this 1st day of December 1992.

                                        FOR BURLINGTON RESOURCES INC.


                                        By:   /s/ Harold E. Hanschild
                                           -----------------------------------

           M.A. Salin                             VP Human Resources
- ------------------------------------    Title: -------------------------------
             Witness


(CORPORATE SEAL)



Prepared for Review by Legal Counsel

                                   APPENDIX 1

                     Burlington Resources Inc. Pension Plan

"Employer" as defined in Section 1.22 shall also include the following employers during the specified time periods.

              Employer                            Beginning            Ending
              --------                            ---------            ------
1.     El Paso Natural Gas Company                  1/1/89              7/1/92

2.     Glacier Park Company                         1/1/89            10/31/92

3.     BR Services Inc.                             1/1/89

4.     Meridian Minerals Company                    1/1/89

5.     Meridian Oil, Inc.                           1/1/89

6.     Plum Creek Timber Company, Inc.              1/1/89              6/7/89

7.     Plum Creek Timber Company, L.P.              6/8/89             3/30/90

8.     Plum Creek Management Company                6/8/89            12/31/92

9.     Plum Creek Manufacturing, Inc.               6/8/89             3/30/90

Acknowledged and Accepted:

By:     /s/ Harold E. Hanschild
    ------------------------------

Title:   VP Human Resources
       ---------------------------

Date:  4/20/93
      ----------------------------

                                   APPENDIX C

                                     TO THE

                     PLUM CREEK SUPPLEMENTAL BENEFITS PLAN

               BURLINGTON RESOURCES INC. RETIREMENT SAVINGS PLAN

                            AS OF DECEMBER 31, 1992

                           BURLINGTON RESOURCES INC.

                            RETIREMENT SAVINGS PLAN

                       (Effective as of January 1, 1990)

               BURLINGTON RESOURCES INC. RETIREMENT SAVINGS PLAN

                       (Effective as of January 1, 1990)

                               TABLE OF CONTENTS

Article      Section                                                                                 Page
- -------      -------                                                                                 ----
    1                    Restatement and Renaming of the Plan
                         ------------------------------------
                1.1      Restatement and Renaming of the Plan                                         1
                1.2      Applicability                                                                1
                1.3      Purpose of the Plan                                                          2

    2                    Definitions
                         -----------
                2.1      General Definitions                                                          3
                2.2      Gender and Number                                                           18

    3                    Participation and Service
                         -------------------------
                3.1      Date of Participation                                                       19
                3.2      Duration                                                                    19
                3.3      Transfers to Participation                                                  20
                3.4      Inactive Participant                                                        20

    4                    Contributions Elected by Participants
                         -------------------------------------
                4.1      Basic Contributions                                                         21
                4.2      Elections                                                                   24
                4.3      Election Changes                                                            24
                4.4      Suspension of Basic Contributions                                           25
                4.5      Compensation Reduction                                                      26
                4.6      Supplemental Contributions                                                  26
                4.7      Changes in Supplemental Contributions                                       27
                4.8      Suspension of Supplemental Contributions                                    27
                4.9      Transfer and Crediting of Basic and
                              Supplemental Contributions                                             27
                4.10     Flex Contributions                                                          28
                4.11     Restrictions on Basic Contributions and
                              Flex Contributions                                                     28

    5                    Company Matching Contributions and Rollovers
                         --------------------------------------------
                5.1      Company Matching Contributions                                              32
                5.2      Restrictions on Company Matching
                              Contributions                                                          33
                5.3      Deductibility Limitation                                                    36
                5.4      Transfer of Company Matching Contributions                                  36
                5.5      Crediting of Company Matching
                              Contributions                                                          36
                5.6      Rollovers                                                                   36

               BURLINGTON RESOURCES INC. RETIREMENT SAVINGS PLAN

                       (Effective as of January 1, 1990)

                               TABLE OF CONTENTS

Article     Section                                                                                Page
- -------     -------                                                                                ----
    6                    Maximum Contributions and Benefit Limitations
                         ---------------------------------------------
              6.1        Limitation on Annual Additions                                             40
              6.2        Other Defined Contribution Plans                                           40
              6.3        Defined Benefit Plans                                                      41
              6.4        Adjustment of Allocations                                                  41
              6.5        Limitation of Certain Annual Compensation
                         to $200,000                                                                42

    7                    Benefits
                         --------
              7.1        Vesting                                                                    43
              7.2        Distributions Upon Separation from
                           Service (Excluding Death)                                                44
              7.3        Distributions Upon Death or Divorce                                        45
              7.4        Form of Payments                                                           46
              7.5        Timing of Payments                                                         48
              7.6        Withdrawals                                                                49
              7.7        Hardship Withdrawals                                                       50
              7.8        Loans to Participants and Beneficiaries                                    53
              7.9        Debiting of Investment Funds                                               57
              7.10       Missing Persons                                                            57
              7.11       Requirement for Consent to
                         Certain Distributions                                                      59

    8                   Investment Elections
                        --------------------
              8.1       Investment of Contributions                                                 59
              8.2       Investment Transfers                                                        59
              8.3       Investment Elections                                                        60
              8.4       Transfer of Assets                                                          60
              8.5       Voting Company Stock                                                        60
              8.6       Tender Offers                                                               61

    9                   Accounts and Records of the Plan
                        --------------------------------
              9.1       Accounts and Records                                                        64
              9.2       Investment Funds                                                            65
              9.3       Valuation Adjustments                                                       65

   10                   Financing
                        ---------
             10.1       Financing                                                                   67
             10.2       Employer Contributions                                                      67
             10.3       Non-Reversion                                                               68
             10.4       Transaction Involving Employer Securities                                   68

               BURLINGTON RESOURCES INC. RETIREMENT SAVINGS PLAN

                       (Effective as of January 1, 1990)

                               TABLE OF CONTENTS

Article      Section                                                                               Page
- -------      -------                                                                               ----
   11                    Administration
                          --------------
              11.1       Named Fiduciaries                                                          70
              11.2       Committee                                                                  71
              11.3       Organization of Committee                                                  71
              11.4       Procedures                                                                 72
              11.5       Committee's Powers and Duties                                              72
              11.6       Committee's Decisions Conclusive                                           73
              11.7       Indemnity                                                                  74
              11.8       Claims Procedure                                                           74

   12                    Plan Amendment, Termination, Merger,
                         and Adoption by Affiliates
                         ------------------------------------
              12.1       Amendment and Termination                                                  77
              12.2       Distribution on Termination                                                77
              12.3       Corporate Reorganization                                                   78
              12.4       Plan Merger or Transfer                                                    78
              12.5       Affiliate Participation                                                    79
              12.6       Action Binding on Participating
                           Affiliates                                                               79
              12.7       Termination of Participation of
                           Affiliate                                                                80

   13                    Top-Heavy Provisions
                         --------------------
              13.1       Application                                                                81
              13.2       Key Employees                                                              81
              13.3       Top-Heavy Group                                                            83
              13.4       Additional Rules                                                           84
              13.5       Code Section 415(h) Adjustment                                             85
              13.6       Minimum Contributions                                                      85

   14                    Miscellaneous Provisions
                         ------------------------
              14.1       Employment Rights                                                          86
              14.2       No Examination or Accounting                                               86
              14.3       Investment Risk                                                            86
              14.4       Non-Alienation                                                             86
              14.5       Incompetency                                                               88
              14.6       Severability                                                               89
              14.7       Service of Legal Process                                                   89
              14.8       Headings of Articles and Sections                                          89
              14.9       Applicable Law                                                             89

                           BURLINGTON RESOURCES INC.

                            RETIREMENT SAVINGS PLAN

                       (Effective as of January 1, 1990)

                Article 1. Restatement and Renaming of the Plan

         1.1 Restatement and Renaming of the Plan. Effective January 1, 1990, The El Paso Company amends and restates the Employees Savings Plan of The El Paso Company and Affiliated Companies as provided herein. This amended and restated plan is a continuation of the plan originally established effective as of January 1, 1961, and is hereby renamed the Burlington Resources Inc. Retirement Savings Plan (the "Plan"). Upon such amendment and restatement, The El Paso Company cedes the sponsorship of the renamed Plan to its parent company, Burlington Resources Inc., and Burlington Resources Inc. (the "Company") accepts such sponsorship and adopts the Plan as its own. In addition, effective as of January 1, 1990, the Company hereby merges its Burlington Resources Inc. Thrift and Profit Sharing Plan into this Plan, which shall continue as the survivor of such merger. The Plan covers Employees of Burlington Resources Inc. and selected Affiliates, including subsidiaries of The El Paso Company which were participating in the Plan immediately prior to this restatement.

         1.2 Applicability. Except as otherwise provided, the Plan provisions set forth herein are applicable only to Employees in the employ of the Company or its Affiliates on or after January 1, 1990. With respect to any Employee who has had a balance transferred directly to this Plan from the Burlington Resources Inc. Thrift and Profit Sharing Plan, this Plan shall, to the full extent legally required, be treated as a continuation of the plan from which the balance was transferred and shall include all the Employee's years of participation in such plan prior to the Employee's participation in this Plan and shall preserve all legally protected, valuable rights of the Employee with respect to the transferred balance in accordance with Code sections 414(1) and 411(d)(6), as well as any other applicable laws.

         1.3 Purpose of the Plan. This Plan is intended to encourage and assist Eligible Employees in adopting a regular program of saving to provide additional security for their retirement. For tax purposes, the Plan is intended to qualify as a profit sharing plan with a qualified cash or deferred arrangement and nondiscriminatory matching contributions. In accordance with Code section 401(a)(27), this determination shall be made for Basic Contributions and Flex Contributions that are provided on a before-tax basis without regard to whether the Company and its Affiliates have current or accumulated profits. However, Company Matching Contributions shall be conditioned on the availability of current and/or accumulated profits.

                             Article 2. Definitions

         2.1 General Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein:

         (a) "Affiliate" means a corporation or other employer which, at the time for which the determination is made, is controlled by, or under common control with, the Company, within the meaning of sections 414 and 1563 of the Code. The determination of control shall be made without reference to paragraphs (a)(4) and (e)(3)(C) of section 1563, and solely for the purpose of applying the limitations of Article 6 and section 13.5 of this Plan and for the purpose of allowing a related corporation or other employer to adopt the Plan with the Company's permission under an arrangement resulting in treatment of the Plan as a multiple employer plan described in Code section 413(c), the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in section 1563(a)(1). In addition, to the extent that the context may so require, "Affiliate" shall mean a member of an affiliated service group (within the meaning of Code section 414(m)) of which the Company or an Affiliate is a member, any leasing organization (as defined in Code section 414(n)) to the extent its employees constitute Leased Employees with respect to the Company or any Affiliate, and any other entity required to be aggregated with the Company in accordance with section 414(o) of the Code.

         (b) "Alternate Payee" means a spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to a Participant.

         (c) "Annual Addition" means with respect to any Participant, the sum of the following items for a Plan Year (which is also the limitation year): (i) all employer and Employee contributions (including as employer contributions both before-tax Basic Contributions and Flex Contributions elected by the Participant) and all forfeitures allocated to the Participant under this and any other qualified defined contribution plan maintained by the Company or an Affiliate, and (ii) any contributions allocated to any individual medical account under a qualified defined benefit plan or a welfare benefit fund to the extent required by Code section 415(1) or 419A(d)(2). The Annual Additions resulting from contributions to the Plan shall be determined on a cash basis as of the time of the contribution, except that contributions made after the end of the prior Plan Year and treated as attributable to such prior year for purposes of deductions and percentage testing under sections 4.11 and 5.2 shall be treated as Annual Additions for such prior year.

         (d) "Basic Contributions" means contributions made by the Employer or Employee under section 4.1 at the election of the Employee and any similar amounts transferred from another plan.

         (e) "Beneficiary" means the person or persons (who may be named contingently or successively) designated by a Participant (or the Beneficiary of a deceased Participant) to receive his Account in the event of his death. Each designation shall be in the form prescribed by the Committee, shall be effective only when filed in writing as prescribed by the Committee, and shall revoke all prior designations by the same Participant. The designation by a married Participant of someone other than his spouse as a Beneficiary shall be invalid unless the spouse consents in writing to such designation, the consent acknowledges the effect of such designation and is notarized or is witnessed by a Plan representative, and the Beneficiary designation complies in all other respects with the requirements of Code sections 401(a)(11)(B)(iii)(I) and 417(a)(2). However, no consent shall be required if it is established to the satisfaction of the Plan representative that such consent cannot be obtained because there is no spouse or because the spouse cannot be located. If there is no surviving spouse and if no other Beneficiary is designated, then the Beneficiary shall be the Participant's estate. If a designation is ineffective in whole or in part, all or such part of the Participant's Account as has not been distributed, shall be payable to the Participant's surviving spouse, or if the deceased Participant has no surviving spouse, to his estate. If a designated Beneficiary is receiving payments and does not survive to receive all payments due hereunder, the remaining payments shall be made to his Beneficiary or, if there is none, to his estate.

         (f) "Board of Directors" means the Board of Directors of the Company.

         (g) "Change Date" means the first day of any month as of which a Participant is allowed to make an election that changes his level of contributions or his investments under the Plan in accordance with the terms and limitations specified below and elsewhere in the Plan. A Change Date may be used by a Participant to begin, stop, increase, or decrease the amount of Basic Contributions or Supplemental Contributions to his Account under the Plan, or to change the before-tax or after-tax nature of Basic Contributions, or to direct the way that amounts in his Account are to be invested, or to make any number of the foregoing choices on any Change Date, provided that the Participant may not make any such choices on a Change Date that is less than three months after the last Change Date on which he elected to make one or more of the foregoing choices, unless the particular choice on such early Change Date is specifically authorized by a Plan provision that makes an exception to this three-month rule. January 1, 1990, and any initial date on which a new Participant or a rehired Participant first makes an election are two such specifically authorized exceptions. All choices that are implemented on behalf of a Participant on a Change Date are subject to the completion of such forms and the satisfaction of such other reasonable procedural requirements, with such reasonable advance notice, as may be specified in the Plan or prescribed by the Committee.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Where reference is made to an incorrect or outdated Code section, the reference shall be reformed to indicate a proper Code section that is consistent with the context and the intended meaning.

         (i) "Committee" means the Thrift and Profit Sharing Committee appointed by the Chief Executive Officer to administer the Plan as described in section 11.2 hereof.

         (j)     "Company" means Burlington Resources Inc.

         (k) "Company Matching Contributions" means the matching contributions made by an Employer under section 5.1 on behalf of a Participant, conditioned on the making of certain Basic Contributions, as described in Articles 4 and 5, and includes any similar amounts transferred from an Other Plan.

         (l) "Compensation" means, with respect to a Participant for a period considered under the Plan, the Participant's full salary and wages from an Employer (including all payments of salary, wages, short-term disability or sick pay continuation of salary and wages, spot bonuses and annual performance bonuses, commissions, shift differentials, and overtime compensation) plus his before-tax Basic Contributions under this Plan, but excluding all amounts described in the next following sentence, and provided, in addition, that Flex Contributions shall also be treated as Compensation hereunder, but only if and to the extent that a Participant elects to have unmatched Flex Contributions made on his behalf under the Plan and then only for the purpose of making such Flex Contributions. All of the following items shall be excluded in determining a Participant's Compensation: (i) gifts and other non-bonus payments of like character, (ii) reimbursement for expenses or allowances therefor, including automobile allowances and moving allowances, (iii) any amount contributed by the Employer to any pension plan or plan of deferred compensation other than this Plan, (iv) any amount contributed by the Employer to this Plan other than before-tax contributions elected by the Participant, (v) any amount paid by an Employer or a separate funding vehicle under a long-term disability plan, (vi) termination payments, (vii) income attributable to the exercise of options or lapse of restrictions on Company stock, (viii) any other special or extraordinary forms of remuneration, whether or not paid pursuant to an incentive compensation plan and (ix) any amount paid by the Employer for other fringe benefits, such as health and welfare, hospitalization, group life insurance benefits, or perquisites.

         (m) "Disability" means a total and presumably permanent incapacity resulting from personal injury or sickness whether or not resulting from employment with the Employer, which in the opinion of the Committee, after reviewing any medical evidence and requiring any reasonable medical examination the Committee considers necessary, will prevent a Participant or inactive Participant from performing the principal duties of his occupation and from engaging in any employment or occupation for remuneration or profit for which he is or may reasonably become qualified by training, education or experience. The Committee may rely upon the adjudication of such Participant's or inactive Participant's total and permanent disability by the Social Security Administration, or such other evidence as the Committee, in its discretion, deems appropriate.

         (n) "Effective Date" means, unless otherwise expressly provided, January 1, 1990.

         (o) "Eligible Employee" means any Employee employed by an Employer other than an Employee, if there is any, who is (i) a member of a unit covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining and no provision was made for including such Employee in the Plan, (ii) a nonresident alien who receives no earned income from an Employer which constitutes income from sources within the United States, or (iii) a Leased Employee.

         (p) "Employee" means any person who is employed as a common law employee by the Company or an Affiliate, as determined from appropriate personnel records, and shall also include any Leased Employee to the extent required under Code section 414(n) and Code section 401(a), 410, 411, 415 or 416.

         (q) "Employer" means either the Company or any Affiliate which, with the approval of the Company, elects to become a party to the Plan by adopting the Plan for the benefit of some or all of its Eligible Employees.

         (r) "ERISA" means the Employee Retirement Income Security Act of 1974, as mended from time to time.

         (s)     "Flex Contribution" means an amount transferred from the Code section 125 FlexPlan of Burlington Resources Inc. on a before-tax basis at a Participant's election and credited to his Basic Account.

         (t) "Highly Compensated Employee" means an Employee described in Code section 414(q) and generally includes any Employee who, during the current Plan Year or immediately preceding Plan
                 Year:

                 (1) was at any time a 5-percent owner (as defined in subsection 13.2(b) of the Plan);

                 (2) received compensation in excess of $75,000, as adjusted by reference to Code section 414(q);

                 (3) received compensation in excess of $50,000, as adjusted by reference to Code section 414(q), and was in the group of Employees consisting of the top 20 percent of all active Employees when ranked on the basis of compensation paid for the Plan Year; or

                 (4) was at any time an officer and received compensation in excess of $45,000, as adjusted by reference to Code section 415(b)(1)(A), for the Plan Year; provided that for this purpose no more than 50 Employees or, if lesser, the greater of 3 Employees or 10 percent of all Employees shall be considered officers and, if no officer has compensation exceeding $45,000, as adjusted, the officer with the highest compensation shall be treated as a Highly Compensated Employee under this subparagraph.

                 For purposes of this subsection, "compensation" means Section 415 Compensation for the Plan Year plus any Code section 401(k) deferrals (including before-tax Basic Contributions and Flex Contributions under this Plan) and any Code section 125 salary reduction amounts under a plan maintained by the Company or an Affiliate for the Plan Year.

                 For the Plan Year for which the determination is being made, a person, who during the preceding Plan Year, was not an Employee described in subparagraphs (2), (3) or (4) shall not be treated as so described during the current Plan Year, unless he is among the group of 100 Employees receiving the highest compensation. In determining the group of Employees consisting of the top 20 percent of all active Employees under subparagraph (3), Employees who are nonresident aliens receiving no U.S. source income from the Company or an Affiliate and, except as prohibited by Treasury regulations, Employees who are covered by a collective bargaining agreement shall be disregarded. A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he incurred a Separation from Service or at any time after attaining age 55. If an Employee is a family member of a 5-percent owner or a Highly Compensated Employee among the group of 10 Employees receiving the highest compensation for the Plan Year, then such Employee shall not be considered a separate Employee under this subsection and any compensation paid to him shall be treated as having been paid to the Highly Compensated Employee. For this purpose, "family member" means the Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         (u) "Investment Fund" means any of the following funds of the Trust Fund, all of which may hold a reasonable amount of cash and liquid assets in addition to the assets described below, but may not include direct holdings by the Trustee of securities of an Employer except as specifically authorized in the case of the Company Stock Fund, and each of which may make appropriate investments either directly, or indirectly by means of securities of a regulated investment company or trust or interests in an insurance company's pooled account or a common trust fund or collective investment fund of a bank or similar financial institution with a similar investment purpose, in accordance with the description of the fund:

                 (1) A "Company Stock Fund" which shall be invested primarily in shares of the common stock of the Company.

                 (2) An "Equity Fund" which shall be invested primarily in such common stocks and other equity securities, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

                 (3) An "Income Fund" which shall be invested primarily in such interest bearing deposits of banks and similar financial institutions, securities, guaranteed investment contracts of insurance companies, and other similar investment vehicles, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

                 (4) An "International Equity Fund" which shall be invested primarily in such common stocks and other equity securities of major companies headquartered outside the United States, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

                 (5) An "Over-the-Counter Equity Fund" which shall be invested primarily in such common stocks and other equity securities of smaller, often newer companies in the United States, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

                 (6) A "Real Estate Fund" which shall be invested in such real estate and such real estate-related investments, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

                 (7) A "Loan Fund" which shall be invested individually for each borrowing Participant in any loans that such Participant has under the Plan.

                 (8) "Additional Funds" which may be established from time to time by the Committee and which shall be invested in such appropriate investments, as described in the Trust, as the Trustee, acting in accordance with the provisions of the Trust and instructions from the Committee or an investment manager designated by the Committee, deems advisable.

         (v) "Leased Employee" means a person who is not a common law employee but who performs services for the Company or an Affiliate pursuant to an agreement with a leasing organization (within the meaning of Code section 414(n)(2)) if such person has performed the services on substantially a full-time basis for a period of at least one year, the services are of a type historically performed by Employees, and the person is required to be treated as an Employee pursuant to Code section 414(n), but only for the period and the purposes to which such requirements apply.

         (w) "Other Plan" means the Burlington Resources Inc. Thrift and Profit Sharing Plan and any similar defined contribution plan if it is maintained by an Affiliate and is designated by the Committee as an Other Plan for purposes of section 3.3 or section 12.4, provided that such plan is qualified under Code section 401(a) and does not provide a life annuity form of benefit.

         (x) "Participant's Account or Account" means the separate account maintained for each Participant which represents his total proportionate interest in the Trust Fund as of any Valuation Date and which consists of the sum of his Basic Account, his Company Match Account, his IRA Account, his Supplemental Account, his Rollover Account and his ESOP Rollover Account (together with any additional Accounts that the Committee may establish from time to time and including any subaccount that may be maintained under an existing Account), as described further below and in section 12.4 with respect to amounts attributable to certain balances transferred directly to this Plan from similar accounts in an Other Plan.

                 (1) "Basic Account" means the Account maintained for each Participant under each Investment Fund in which all or part of the Participant's Basic Contributions and any Flex Contributions have been invested and adjusted from time to time as provided in section 9.3.

                 (2) "Company Match Account" means the Account maintained for each Participant under each Investment Fund in which all or part of the Company Matching Contributions conditioned on certain Basic Contributions have been invested and adjusted from time to time as provided in section 9.3. This Account includes the former subaccount I relating to the value of contributions for periods before 1985 and having a December 31, 1989 grandfathered value (excluding any subsequent earnings and investment gains or losses thereon) that continues to be available for withdrawals under section 7.6. This Account also includes the former subaccount II relating to the value of contributions for periods after 1984.

                 (3)      "Rollover Account" means the Account described in
                          section 5.6 maintained for each Participant under each Investment Fund in which all or part of the Participant's rollover contributions have been invested and adjusted from time to time as provided in section 9.3.

                 (4) "Supplemental Account" means the Account maintained for each Participant under each Investment Fund in which all or part of the Supplemental Contributions which have been made by the Participant have been invested and adjusted from time to time as provided in section 9.3.

                 (5) "IRA Account" means, with respect to amounts attributable to certain balances transferred to this Plan from an Other Plan, the Account maintained for each Participant under each Investment Fund in which all or part of the deductible contributions made by the Participant, as permitted under the terms of the Other Plan and Code section 219 prior to January 1, 1987, have been invested and adjusted from time to time as provided in section 9.3.

                 (6) "ESOP Rollover Account" means the Account described in subsection 5.6(f).

         (y) "Participant" means any Eligible Employee who has met the requirements to become a Participant as set forth in section
                 3.1 hereof, and shall include, where appropriate to the context, any former Participant described in section 3.2 and any inactive Participant described in section 3.4.

         (z) "Pay" means all remuneration for service performed for the Company or an Affiliate which is currently includible in gross income and generally reportable on Form W-2, which remuneration shall, except as prohibited by applicable law and regulations, be the same as Section 415 Compensation. In addition, except as prohibited by Treasury regulations, the Company may elect to include as Pay all before-tax Basic Contributions, Flex Contributions, and other Code section 401(k) elective deferrals and all Code section 125 salary reduction amounts, if any, under a plan maintained by the Company or an Affiliate, provided that such treatment and the determination of Pay in general shall be applied on a consistent basis in accordance with Code section 414(s) and the regulations thereunder.

         (aa)    "Plan Year" means the calendar year.

         (bb) "Qualified Domestic Relations Order" means a judgment, decree or order (including approval of a property settlement agreement) pursuant to a state domestic relations law (including a community property law) that provides benefits to an Alternate Payee in accordance with Code section 414(p) and subsections 7.3(b) and 11.5(o) and section 14.4 of this Plan and the procedures established thereunder.

         (cc) "Qualified Nonelective Contributions" means any contributions described in Code section 401(m)(4)(C).

         (dd) "Section 415 Compensation" means, generally, an Employee's taxable W-2 earnings, with such modifications as may be required to conform to the definition of "participant's compensation" in Code section 415(c)(3) and the regulation thereunder, and, to the extent consistent with such authorities, shall be construed as an Employee's wages, salaries, commissions, professional fees and other amounts received for personal services rendered in the course of employment with the Company and Affiliates: (1) including amounts received through accident or health insurance (but only to the extent includible in gross income), disability payments (whether or not excludable from gross income), earned income from sources outside the United States (whether or not excludable or deductible from gross income), amounts paid or reimbursed for nondeductible moving expenses, the value of nonqualified stock options to the extent includible in gross income in the taxable year in which granted, and amounts includible in gross income upon making the election described in Code section

                 83(b); but (2) excluding Company or Affiliate contributions to a deferred compensation plan (to the extent excludable from gross income when contributed), distributions from a qualified plan, amounts realized on the exercise of nonqualified stock options or when restricted property either becomes transferable or is no longer subject to a substantial risk of forfeitures, amounts realized on the disposition of stock acquired under a qualified or incentive stock option, and other amounts which receive special tax benefits.

         (ee) "Separation from Service" means any termination of the employment relationship between an Employee and the Company or Affiliate for any reason including death, resignation, discharge, retirement or Disability. A Separation from Service shall not occur upon a Participant's transfer to a position where he continues to be an Employee but is no longer an Eligible Employee (whether by reason of becoming a member of a labor union or otherwise), nor shall a Separation from Service occur as a result of a leave of absence authorized by the Employer or Affiliate if the Employee returns to employment upon expiration of such leave. Except as otherwise agreed by the parties to the transaction, a disposition of the stock or other ownership interest in a subsidiary or a disposition of substantially all the assets used in a trade or business of an Employer shall be treated as a Separation from Service for the purpose of making lump sum distributions to the Employees who continue to work in essentially the same business and employment position following the disposition, provided that the date of such disposition is treated as a permissible distribution event under Code sections 401(k)(2)(B)(i)(II) and 401(k)(10).

         (ff) "Supplemental Contributions" means the after-tax contributions made by a Participant under section 4.6 and any similar amounts transferred from an Other Plan.

         (gg) "Trust" or "Trust Agreement" means any agreement in the nature of a trust established to form a part of the Plan to receive, hold, invest, and dispose of the Trust Fund.

         (hh) "Trust Fund" means the assets of every kind and description held under any Trust Agreement forming a part of the Plan.

         (ii) "Trustee" means the corporation, or persons acting as trustee under any Trust Agreement at any time of reference.

         (jj) "Valuation Date" means the last day of each month and such other dates as may be declared by the Committee.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine or feminine terminology herein shall also include the opposite gender, and the definition of any term herein in the singular or plural shall also include the opposite number.

                      Article 3. Participation and Service

         3.1 Date of Participation. Each person who is an Eligible Employee and was a participant in this Plan or an Other Plan on December 31, 1989, shall become a Participant on January 1, 1990. Except as provided in section 3.3 with regard to transfers, each Employee who is not at the time a Participant and who is or becomes an Eligible Employee on or after January 1, 1990, shall become a Participant in the Plan on the first day of the month coincident with or next following the date he first completes an hour of service as an Eligible Employee. For this purpose, the term "hour of service" shall mean any hour for which an Employee is paid or entitled to payment for services rendered to an Employer or an Affiliate.

         3.2 Duration. An Employee who becomes a Participant shall remain a Participant until he has a Separation from Service, and thereafter shall be a former Participant for as long as he is entitled to receive any benefits hereunder.

A Participant who has a Separation from Service and is subsequently reemployed as an Eligible Employee shall become a Participant as of the date of his reemployment, and shall be eligible to elect to make Basic Contributions or Supplemental Contributions beginning with the first day of the month coincident with or next following his reemployment date.

A Participant who is transferred from one Employer to another Employer and continues to perform services as an Eligible Employee shall remain a Participant on the same basis as immediately prior to the transfer, except as he may be affected by special provisions of his Employer's adoption agreement relating to this Plan.

         3.3 Transfers to Participation. An Employee other than a Participant who is transferred by or from an Employer or Affiliate into employment that causes him to be an Eligible Employee shall become a Participant pursuant to section 3.1 on the first day of the month coincident with or next following his date of transfer, except that he shall become a Participant and make elections hereunder as of the date of his transfer if he was a participant in an Other Plan immediately prior to his transfer.

         3.4 Inactive Participant. Any Participant who transfers to an employment status with the Company or an Affiliate in which he is no longer an Eligible Employee shall become an inactive Participant. An inactive Participant shall not be eligible to make Basic Contributions or Supplemental Contributions based on Compensation earned after the date of his transfer during the period he is an Employee. If a Participant becomes an inactive Participant, his Account shall continue to be held under the Plan until he becomes entitled to a distribution under the provisions of Article 7. An inactive Participant shall have the right to receive a loan or make a withdrawal under the provisions of sections 7.6, 7.7, or 7.8, and to exercise voting and investment election rights under Article 8.

                Article 4. Contributions Elected by Participants

         4.1     Basic Contributions

                 (a) On or after the Effective Date, each Participant may elect to have his Employer contribute to the Plan on his behalf an amount equal to any whole percentage from two percent to eight percent of his Compensation from such Employer during the period in which the election is in effect. Such amount shall be contributed as a Basic Contribution that is made on a before-tax basis in lieu of current cash payment of the percentage of Compensation that the Participant elected to defer. Such election shall be made in accordance with the rules set forth in this Article 4 and such other consistent rules of an administrative nature as the Committee may prescribe. No before-tax Basic Contributions may be elected under this subsection 4.1(a) for any period during which the Participant has in effect an election to make after-tax contributions pursuant to subsection 4.1(d) below.

                 (b) The Committee shall adopt reasonable procedures to assist a Participant in fulfilling his responsibility of ensuring that the before-tax Basic Contributions and Flex Contributions made on his behalf under this Plan, together with any elective deferrals under other qualified plans of the Company and its Affiliates, for the Participant's taxable year do not exceed $7,000 (or such other amount as may be prescribed under Code section 402(g)(5)), less any other elective deferrals of the Participant under other plans of other employers. The Participant will be treated as having a calendar taxable year and as having no elective deferrals other than Basic Contributions and Flex Contributions and elective deferrals under other qualified plans of the Company and its Affiliates, unless the Participant notifies the Committee differently, in writing, before his initial election of Basic Contributions for the Plan Year. For purposes of this subsection, "elective deferrals" include:

                            (i) employer contributions to a Code section 401(k) qualified cash or deferred arrangement to the extent excluded from the Participant's gross income for the taxable year pursuant to Code section 402(a)(8);

                           (ii) employer contributions to a simplified employee pension to the extent excluded from the Participant's gross income for the taxable year under Code section 402(h)(1)(b), and

                          (iii) employer contributions to purchase an annuity contract under Code section 403(b) under a salary reduction agreement.

                          If the Participant notifies the Committee in writing no later than March 1 following his taxable year of the amount of any excess before-tax Basic Contributions and Flex Contributions that exist under this subsection for such taxable year, after the application of the limitations specified under subsection 4.1(c), the Plan may, but need not, distribute such excess (and any income and investment gain or loss allocable to such excess) to him no later than April 15 following such taxable year and, if so distributed, such excess shall not be included as an Annual Addition for the Participant for the immediately preceding Plan Year. The Pay of the Participant for the Plan Year of the excess before-tax Basic Contributions and Flex Contributions shall be increased by the excess amount that is distributed under this subsection. The distribution described in this subsection may be made notwithstanding any other Plan provision. The Committee shall adopt reasonable procedures for coordinating distributions of excess before-tax Basic Contributions and Flex Contributions under this section and section 4.11, in accordance with any applicable legal requirements.

                 (c) In furtherance of the limitation set forth in subsection 4.1(b) above, a Participant's before-tax Basic Contributions and Flex Contributions under this Plan and his Code section 401(k) elective deferrals under other qualified plans of the Company and its Affiliates in each Plan Year shall be restricted, based on the chronological order in which such elective deferrals are contributed, so as not to exceed the $7,000 or other applicable annual limit specified pursuant to subsection 4.1(b). If a Participant's election to have before-tax Basic Contributions or Flex Contributions made on his behalf causes him to reach the point at which the total of such contributions under the Plan for the year equals such annual limit, then all further Basic Contributions of the Participant in excess of such limit for such year shall be restricted so as not to exceed the maximum percentage that is eligible for Company Matching Contributions under Article 5 and shall be made and accounted for on an after-tax basis, and all further Flex Contributions elected by the

                          Participant shall be paid to the Participant in cash rather than contributed to the Plan.


                 (d) In lieu of electing to make any Basic Contributions on a before-tax basis as provided in subsection 4.1(a), a Participant may elect to make after-tax Basic Contributions of a similar amount and subject to similar rules. After-tax Basic Contributions that are made pursuant to the foregoing sentence or to subsection 4.1(c) shall be eligible for Company Matching Contributions under section 5.1 to the same extent as if they had been before-tax Basic Contributions, and they shall also be treated as such for all other purposes of the Plan except those directly related to their tax character.

         4.2 Elections. Each Participant (or Employee expected to become a Participant by the time that the election will take effect) shall make the elections described in section 4.1 by completing an election form which will be made available to Participants by the Committee prior to the Change Date on which it is to be effective. The Participant shall return the election form in accordance with such reasonable notice requirements and other rules as the Committee may specify so that the form may be processed as of the next Change Date as of which the Participant wishes to have the Employer make Basic Contributions on his behalf. Except as otherwise provided herein, all elections shall be irrevocable for each month beginning on or after the effective date of the election.

         4.3     Election Changes. Elections made in accordance with section
4.2 shall remain in effect until a new election to begin, stop, increase, or decrease the Participant's Basic Contributions is filed, in accordance with such reasonable notice requirements and other rules as the Committee may specify, prior to the Change Date for which the Participant desires the change to become effective. Any new election so filed shall become effective on the specified Change Date and shall remain in effect until changed under the rules of this section.

If a Participant has less than 5 Years of Employment and is making Basic Contributions of 4 percent or 5 percent of Compensation under this Plan as of December 31, 1989, such Participant's election of Basic Contributions shall automatically be increased to 6 percent of Compensation as of January 1, 1990, unless the Participant files a new election and specifies a different level of Basic Contributions commencing as of such date. If a Participant has at least 10 Years of Employment and is making Basic Contributions of 6 percent or 7 percent of Compensation under the Burlington Resources Inc. Thrift and Profit Sharing Plan as of December 31, 1989, such Participant's election of Basic Contributions under this Plan shall automatically be increased to 8 percent of Compensation as of January 1, 1990, unless the Participant files a new election and specifies a different level of Basic Contributions commencing as of such date. On or after January 1, 1990, the Committee may in its discretion provide for rules and procedures pursuant to which the percentage of Compensation being contributed as Basic Contributions will increase automatically from 6 percent or 7 percent to 8 percent of Compensation (without becoming subject to rules limiting the frequency of Change Dates) as of the beginning of any month in which occurs a change that increases the level of matchable Basic Contributions for which the Participant is eligible to 8 percent of Compensation.

         4.4 Suspension of Basic Contributions. A Participant may suspend his Basic Contributions under the Plan by filing a written notice in accordance with such reasonable notice requirements and other rules as the Committee may specify. The suspension shall become effective as of the specified Change Date following the filing of such written notice.

Such Participant shall be eligible to resume Basic Contributions under the Plan by filing a new election form with the Committee in accordance with section 4.2 prior to the next available Change Date on which he desires his election to become effective. A Participant shall not be permitted to make up suspended Basic Contributions.

         4.5 Compensation Reduction. Except as otherwise provided in subsections 4.1(c) and 4.1(d) with respect to after-tax Basic Contributions, each Participant who makes an election to have the Employer contribute a percentage of his Compensation as Basic Contributions under this Plan shall, by the act of making such election, agree to have his Compensation reduced by an equivalent percentage for so long as the election remains in effect.

         4.6 Supplemental Contributions. A Participant may elect to make after-tax Supplemental Contributions as of any Change Date by filing the appropriate form prior to the proposed date of commencement of such contributions in accordance with such reasonable notice requirements and other rules as the Committee may specify, including any requirement relating to the Participant's written consent to the payroll deduction of Supplemental Contributions. Such Supplemental Contributions may be elected only if the Participant has in effect at the time an election to make Basic Contributions in an amount greater than or equal to the maximum percentage of Compensation (6 percent or 8 percent as applicable) for which the Participant is eligible to receive a Company Matching Contribution. Such Supplemental Contributions shall, upon satisfaction of the conditions for making such contributions, be in any whole percentage between one percent and five percent of the Participant's Compensation as he shall elect to contribute on an after-tax basis with respect to Compensation from the Employer during the period in which the election is in effect. In no event shall a Supplemental Contribution be matched by a Company Matching Contribution on behalf of the Participant.

         4.7 Changes in Supplemental Contributions. A Participant may change the percentage of his Supplemental Contributions as of any Change Date by filing a form indicating the changed percentage in accordance with the election procedures of section 4.6 and subject to the conditions in such section and section 4.8 for continued eligibility to make Supplemental Contributions.

         4.8 Suspension of Supplemental Contributions. A Participant may elect to suspend his Supplemental Contributions effective as of any Change Date by filing the appropriate form in accordance with such reasonable notice requirements and other rules as the Committee may specify. A Participant may thereafter elect to have his Supplemental Contributions resumed, at the same or a changed rate permitted under section 4.6, effective as of the next available Change Date. In addition, a Participant's Supplemental Contributions will be automatically suspended during any period in which he is permitted to elect the required level of Basic Contributions specified in section 4.6 and has chosen not to do so. A Participant shall not be permitted to make up suspended Supplemental Contributions.

         4.9     Transfer and Crediting of Basic and Supplemental
Contributions. Each Participant's Basic Contributions and Supplemental Contributions shall be transferred to the Trust Fund not later than 30 days after the end of the month in which a corresponding amount would have been paid to the Participant in the absence of his election of such contributions. Basic Contributions shall be allocated to the Participant's Basic Account, and Supplemental Contributions shall be allocated to the

Participant's Supplemental Account, as of the last day of the month for which they are made.

         4.10 Flex Contributions. Once each year in accordance with rules established by the Committee that are consistent with the rules of the Employer's Code section 125 cafeteria plan covering the Participant, the Participant may elect to have his Employer transfer to the Trust Fund, as a Flex Contribution made on a before-tax basis on his behalf, all or a portion of the amounts available for such transfer under such cafeteria plan. The Flex Contribution shall be transferred to the Trust when the amounts subject to this election are made available and shall then be credited immediately to the Participant's Basic Account. In no event shall a Flex Contribution be matched by a Company Matching Contribution on behalf of the Participant.

         4.11 Restrictions on Basic Contributions and Flex Contributions. In conjunction with Participant elections of Basic Contributions and at such other times throughout the Plan Year as the Committee may determine, the Committee shall require testing of the elections of before-tax Basic Contributions and Flex Contributions by Participants (and any other Employer contributions that the Company elects to include in the testing under the conditions specified below) to assure that the average deferral percentage for the Plan Year of Participants who are Highly Compensated Employees will not exceed the greater of:

         (a) 1.25 times the average deferral percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees, or

         (b) the lesser of (i) 2 percentage points more than, or (ii) 2 times the average deferral percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees.

For purposes of this section, the term "average deferral percentage" for each group of Participants for any period shall be the average of the percentages, calculated separately for each Participant in such group, of the aggregate amount of Pay that each Participant elects to have contributed to the Plan for the period as before-tax Basic Contributions or Flex Contributions, provided that, if the Company so elects in accordance with rules prescribed by the Secretary of the Treasury, Qualified Nonelective Contributions and Code section 401(m) matching contributions (including Company Matching Contributions under this Plan) that meet the withdrawal and vesting requirements of Code sections 401(k)(2)(B) and (C) shall be added to before-tax Basic Contributions and Flex Contributions in computing each Participant's average deferral percentage. Except as provided in Treasury Regulations, excess before-tax Basic Contributions and Flex Contributions under subsection 4.1(b) shall be treated as an amount elected under section 4.2 and contributed to the Plan, whether or not such excess contribution is distributed.

Advance testing done under this section shall be based on a Participant's annual rate of Pay in effect at the time of the test, and corrections to be made to reduce the amount in excess of the maximum permissible deferral percentage shall be made from Pay to be earned for the remainder of the Plan Year. Final Plan Year compliance with the restrictions of this section shall be based on the Participant's actual Pay and before-tax contributions for the Plan Year.

The adjustments in this paragraph shall be made if, at the end of the Plan Year, the percentage of before-tax Basic Contributions and Flex Contributions elected by Highly Compensated Employees (and any other Employer contributions that are included in the testing at the Company's election) would (if not distributed) cause the average deferral percentage of such Participants to exceed the maximum deferral percentage permitted for the Plan Year under this section. In such a case, before the end of the following Plan Year, the excess amount of such contributions (and income and investment gain or loss attributable thereto) for the Highly Compensated Employees shall be distributed to such Participants in the order of their average deferral percentages, beginning with the Highly Compensated Employees with the highest average deferral percentage until the limitations of this section are met. Except as otherwise required by applicable regulations, any amount distributed under this paragraph to a Highly Compensated Employee shall be included in that Employee's taxable wages for the Plan Year for which the contribution was made. The distribution described in this section may be made notwithstanding any other Plan provision. The Committee shall adopt reasonable procedures for coordinating distributions of excess contributions under this section and subsection 4.1(b).

Moreover, notwithstanding the foregoing rules, the Committee shall take steps to ensure that this section 4.11 is interpreted and administered so as to comply with applicable legal requirements for the determination of what amounts constitute excess Code section 401(k) elective deferrals and for the return of such excess amounts and any income and investment gain or loss attributable thereto. If two or more plans which include Code section 401(k) cash or deferred arrangements are considered as one plan for purposes of Code section 401(a)(4) or 410(b), the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this section 4.11. If any Highly Compensated Employee is a participant under two or more cash or deferred arrangements of an Employer or Affiliate, all such cash or deferred arrangements shall be treated as one such arrangement for purposes of determining the actual deferral percentage with respect to such Employee. Moreover, no benefits other than Code section 401(m) matching contributions shall be conditioned on a

Participant's election of before-tax Basic Contributions or Flex Contributions under this Plan.

All determinations under this section 4.11 shall comply with Code section 401(k) and the regulations thereunder. In the event of any conflict, the rules of such Code section and regulations shall control.

            Article 5. Company Matching Contributions and Rollovers

         5.1     Company Matching Contributions.

         (a) Subject to section 5.2 and the other limitations under this Plan, the Employer shall make Company Matching Contributions in an amount equal to 100 percent of the Basic Contributions made on behalf of each Participant who has such Basic Contributions allocated to his Account, as determined under the table below in accordance with the Participant's actual level of Basic Contributions and his Years of Employment during the month to which the contributions relate. Any increase that occurs in a Participant's Years of Employment during a month shall be given effect as of the beginning of that month. Such Company Matching Contributions shall be allocated to the Company Match Account of the Participants for whom matchable Basic Contributions are made, at the times and as of the monthly Valuation Dates applicable to such Basic Contributions.

                                                    Maximum Level of Basic
                                                 Contributions to be Matched
                    Participant's                 (Expressed as a Percentage
                 Years of Employment                    of Compensation)
                 -------------------             ---------------------------
                    Up to 10 years                        6 percent
                    10 or more years                      8 percent

                 For this purpose, "Years of Employment" mean the sum of the number of years and any fraction of a year (counting each completed calendar month as 1/12th of a year) of employment with the Company or an Affiliate, as determined from appropriate personnel records, and subject to the limitation that Years of Employment for periods prior to January 1, 1990, shall be determined under any applicable provisions of the Plan as in effect at the time.

         (b) Notwithstanding subsection 5.1(a), Company Matching Contributions may be made only if and to the extent that the Company and its Affiliates have current and/or accumulated profits, as determined in accordance with the Company's accounting records prior to taxes and contributions to this Plan that are treated for tax purposes as made by an Employer.

         5.2 Restrictions on Company Matching Contributions. At such times throughout the Plan Year as the Committee may determine, the Committee shall require testing to assure that the contribution percentage for the Plan Year of Participants who are Highly Compensated Employees will not exceed the greater of:

         (a) 1.25 times the contribution percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees, or

         (b) the lesser of (i) 2 percentage points more than, or (ii) 2 times the contribution percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees.

For purposes of this section, the term "contribution percentage" for each group of Participants shall be the average of the ratios, calculated separately for each Participant in such group, of the aggregate amount of Company Matching Contributions, after-tax Basic Contributions, and Supplemental Contributions made by or on behalf of the Participant for the Plan Year to that Participant's Pay for the Plan Year. To the extent permitted by Treasury Regulations, the Company may elect, in computing contribution percentages, to treat Qualified Nonelective Contributions and Code section 401(k) elective deferrals (including before-tax

Basic Contributions and Flex Contributions) for the Plan Year as Company Matching Contributions.

Advance testing under this section shall be based on a Participant's level of Basic Contributions and Supplemental Contributions and his annual rate of Pay in effect at the time of the test, and corrections to be made to reduce the amount in excess of the maximum permissible contribution percentage shall be from Company Matching Contributions and Supplemental Contributions to be made for the remainder of the Plan Year. Final Plan Year compliance with the restrictions of this section shall be based on the Participant's actual contributions and Pay for the Plan Year.

The adjustments in this paragraph shall be made if, at the end of the Plan Year, the contribution percentage of Highly Compensated Employees exceeds the maximum contribution percentage permitted for the Plan Year under this section. In such a case, before the end of the following Plan Year

         (1) the excess Supplemental Contributions (and income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants,

         (2) The excess after-tax Basic Contributions and the related Company Matching Contributions (and the income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants, and

         (3) the remaining excess Company Matching Contributions (and income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants, in the order of their contribution percentages beginning with the Highly Compensated Employee with the highest contribution percentage until the limitations of this section are met. Except as otherwise required by applicable regulations, any amount distributed under this paragraph to a Highly Compensated Employee (other than a return of his after-tax Basic Contributions or Supplemental Contributions) shall be included in that Employee's taxable wages for the Plan Year for which the contribution was made. The distribution described in this section may be made notwithstanding any other Plan provision.

In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then this section 5.2 shall be applied by determining the contribution percentages of eligible Participants as if all such plans were a single plan. If a Highly Compensated Employee participates in two or more plans of an Employer or Affiliate to which such contributions are made, all such contributions shall be aggregated for purposes of this section. Any Employee required to be taken into consideration under Code section 401(m)(5) shall be treated as an eligible Employee in accordance with such Code section for purposes of the application of this section 5.2. Moreover, the determination of excess contributions under this section 5.2 shall be made after first determining the excess deferrals (within the meaning of Code section 402(g)) pursuant to subsection 4.1(b) of this Plan and then determining the excess Code section 401(k) deferrals pursuant to section 4.11 of this Plan.

All determinations under this section 5.2 shall comply with Code section 401(m) and the regulations thereunder, including any such regulations as may be necessary to prevent the multiple use of the alternative percentage limitations in Code sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) with respect to any Highly Compensated Employee and also including regulations permitting appropriate aggregation of plans and contributions. In the event of any conflict, the rules of such Code sections and regulations shall control.

         5.3 Deductibility Limitation. The dollar amount of Company Matching Contributions shall be limited to the amount deductible under section 404 of the Code for the taxable year in which such amounts accrue or are paid, including by means of carryover deductions.

         5.4 Transfer of Company Matching Contributions. The Company Matching Contributions under subsection 5.1 hereof shall be transferred to the Trust Fund together with the Basic Contributions to which they relate in accordance with the timing rules of section 4.9.

         5.5 Crediting of Company Matching Contributions. The Company Matching Contributions described in section 5.1 shall be credited to the Company Match Account of the Participants on whose behalf they are made according to the amount of their matched Basic Contributions (those not in excess of the applicable percentage of Compensation specified in section 5.1) for the period. The crediting shall occur as of the last day of the month to which the Company Matching Contributions relate.

         5.6 Rollovers. Amounts which an Eligible Employee has received from any other qualified employee benefit plan may, subject to the Committee's approval and in accordance with uniform, nondiscriminatory procedures designed to protect the qualification and the integrity of the administrative design of the Plan, be transferred by the Eligible Employee to this Plan in cash and/or common stock of the Company (or a former parent of the Company), provided the following conditions are satisfied:

         (a) Amounts that have previously been distributed to the Eligible Employee from another qualified plan and rolled over to this Plan shall be fully vested and shall be credited to the Eligible Employee's Rollover Account.

         (b) The amounts tendered to the Committee must have previously been received by the Eligible Employee as a qualified total distribution described in Code section 402(a)(5) ant must be transferred following a distribution from:

                 (1)      A plan qualified under Code section 401(a); or

                 (2) A rollover or conduit individual retirement account or annuity which has received a rollover contribution described in Code section 408(d)(3) (determined without regard to section 408(d)(3)(D) thereof);

         (c) The amounts tendered must not include nondeductible employee contributions to a qualified plan by an Eligible Employee or amounts attributable to:

                 (1) Contributions to an individual retirement account or annuity that are deductible under Code section 219,

                 (2) Accumulated deductible employee contributions described in Code section 72(o)(5)(B), or

                 (3) A partial distribution described in Code section 402(a)(5)(D) .

         (d)     The transfer to this Plan of amounts described in paragraph
                 (b) will only be accepted if the Eligible Employee presents to the Committee the Internal Revenue Service Form 1099, or equivalent, and the original and any other distribution checks, a copy thereof, or such other evidence as the Committee may require to ensure that they verify the nature of the amount and ensure that its receipt will not adversely affect the qualified status of this Plan.

         (e) Amounts must be received by the Committee not later than 60 days after a distribution was received by the Eligible Employee.

         (f) Previous rollovers of amounts received on account of termination of a tax credit employee stock ownership plan of a former parent of the Company or an Affiliate shall be retained in this Plan and are subject to the rules below in addition to the other specified requirements for rollovers,

                 (1) while held in this Plan, such amounts and the related earnings must be held in a separate ESOP Rollover Account and must be invested in the Company Stock Fund and remain so invested, without regard to the otherwise applicable provisions for Investment Fund changes, until withdrawn or otherwise distributed in accordance with the terms of the Plan, provided, however, that this requirement to invest in the Company Stock Fund shall not apply to the extent that any such amounts and related earnings have been transferred to the Loan Fund and continue to secure an outstanding loan to the Eligible Employee, and

                 (2) following receipt by this Plan, such amounts and the related earnings may be used as security for a loan and in determining the available loan amount pursuant to section 7.8(c) and may be withdrawn on account of hardship, but not for other reasons, provided, however, that the ESOP Rollover Account shall be the last Account that is made available for loans or hardship withdrawals.

         (g) An Eligible Employee who makes a rollover when he is not otherwise a Participant shall be treated as a Participant for purposes of implementing Plan provisions related to rollovers.

Upon approval by the Committee, rollover amounts shall be transmitted to the Trustee, to be invested, except as provided in paragraph (f) above, in such Investment Funds as the Eligible

Employee may select in accordance with the rules provided in Article 8.

                      Article 6. Maximum Contributions and
                              Benefit Limitations

         6.1 Limitation on Annual Additions. Notwithstanding anything to the contrary contained in this Plan, the total Annual Additions under this Plan to a Participant's Account for any Plan Year, which shall be the limitation year for purposes of Code section 415, shall not exceed the lesser of:

         (a) $30,000 or such adjusted amount as may be prescribed under Code section 415(d), or

         (b) 25 percent of the Participant's Section 415 Compensation for the limitation year.

         6.2 Other Defined Contribution Plans. If the Company or an Affiliate maintains or maintained any other defined contribution plan, as defined in Code section 414(i), for its Employees, some or all of whom are Participants of this Plan, then the limitation of section 6.1 shall apply to employer contributions, forfeitures, and Employee contributions credited to the Participant under all such plans.

If a Participant receives allocations under this Plan and another defined contribution plan, then any reductions necessary to make allocations for the Participant under all such plans comply with the limit of section 6.1 shall first be made under such other plan, except that the reductions shall be made first under this Plan if the Participant is covered under this Plan at a time during the Plan Year when he has ceased to be covered under such other plan and is no longer eligible to receive further allocations of Annual Additions for the year under such other plan.

Any reductions under this Plan for such a Participant which are necessary to comply with the above limitations shall be made prospectively to prevent the occurrence of excess contributions and other Annual Additions to the Participant's Account for the limitation year. Such reductions shall be made in the following order of priority with respect to the listed contributions to the extent that they are still available for such prospective reduction: first, by reducing the Participant's Flex Contributions, second, by reducing his Supplemental Contributions, third, by reducing his unmatched Basic Contributions, and, finally, by reducing his other Basic Contributions and his Company Matching Contributions proportionally. If such prospective reductions are not sufficient to satisfy applicable limits, the Committee may require a return of Supplemental Contributions to the Participant in accordance with Income Tax Regulation section 1.415-6(a)(6)(iv).

         6.3 Defined Benefit Plans. If a Participant in this Plan is or was also a Participant in a defined benefit plan, as defined in section 414(j) of the Code, maintained by the Company or any Affiliate, then in addition to the limitations contained in section 6.1 of this Plan, the projected benefit of the Participant under the defined benefit plan shall be limited to the extent necessary to comply with the limitation set forth in Code section 415(e).

         6.4 Adjustment of Allocations. If an allocation to a Participant's Account would exceed the limits described in this Article, and the excess is a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation, or other appropriate circumstances recognized by the Commissioner of Internal Revenue, then, except in the case of a return of Supplemental Contributions pursuant to section 6.2, any amount which cannot be allocated shall be held in a suspense account and shall be allocated to the applicable Account of such Participant as of the last day of the first calendar month in which such an allocation is permissible.

         6.5 Limitation of Certain Annual Compensation to $200,000. Compensation, Pay, and any other elements of remuneration considered under the Plan shall be limited as necessary to comply with the requirement of Code section 401(a)(17) (and related Code sections and regulations) that the annual compensation (within the meaning of such Code sections and regulations) of each Employee taken into account under the Plan for any year shall not exceed $200,000 (or such adjusted amount as may be prescribed by the Secretary of the Treasury in connection with the adjustments prescribed under Code section 415(d)).

                              Article 7. Benefits

         7.1 Vesting. The interest of a Participant in his Participant's Account shall be fully vested in him at all times. For all purposes of the Plan, a vested interest means an interest that is nonforfeitable in the sense that it constitutes a claim that is unconditional and legally enforceable against the Plan. No benefit or interest which has become nonforfeitable under the provisions of this Plan shall be subject to becoming forfeitable, or being divested, by reason of subsequent events or conduct of the Participant. Being vested does not mean that a Participant's Account balance is guaranteed against investment risk or that a Participant has a right to receive his benefit. Benefits under the Plan shall be paid only in accordance with the Plan provisions related to distributions. Participants shall not be considered to have a vested right to amounts allocated under a mistake of fact or under any other circumstances causing them to be subject to a possible reversion to the Employer pursuant to section 10.3.

Any balances in a Participant's Company Match Account which have been forfeited following the Participant's Separation from Service prior to January 1, 1986, in accordance with the provisions of a prior version of this Plan shall be subject to reinstatement as follows. If the Participant returns to employment with the Company or an Affiliate before he has five consecutive "one-year breaks in service," he may repay to the Plan in cash, provided he makes such repayment prior to the later of the end of a period of five consecutive "one-year breaks in service" or the fifth anniversary of his resumption of employment with the Company or an Affiliate as an Employee, the full value of the amount distributed to him (excluding amounts attributable to his IRA Account) upon his previous Separation from Service. Amounts attributable to the Participant's IRA Account may not be repaid to the Plan. Upon such repayment, the amount previously forfeited by the Participant shall be credited to his Company Match Account, and the amount repaid by the Participant shall be treated as previously taxed amounts and credited to the same Accounts and in the same amounts determined by the original distribution to the Participant. All such amounts shall be fully vested and nonforfeitable, as provided in the first paragraph of this section 7.1. The amount repaid to the Plan is not eligible for a Company Matching Contribution pursuant to section 7.1. The restoration of the amount previously forfeited by the Participant, shall be provided by the Company by means of a special contribution to the Plan. For purposes of this paragraph, a "one-year break in service" means a one-year period, measured from the Participant's date of employment as an Employee (or from any anniversary of such date) during which the Participant is not credited with at least one hour of service on account of an hour for which he is paid or entitled to payment in accordance with Department of Labor Regulations, 29 CFR section 2530.200b-2, or on account of the rules of Code section 410(a)(5)(E)) relating to maternity or paternity leaves.

         7.2 Distributions Upon Separation from Service (Excluding Death). Every Participant (or inactive Participant) who incurs a Separation from Service for any reason other than death, shall have the value of his Participant's Account, distributed to him as soon as practicable after his Separation from Service (subject to his right to defer distribution in the event that his Account balance exceeds $3,500). When the Participant has elected a deferred distribution, the Committee may periodically deduct from the Participant's Account an amount to be determined from time to time to reimburse the Plan for the cost of administering such Account. A Participant or inactive Participant who is absent from employment due to illness, injury or physical or mental incapacity, shall not be treated as having incurred a Separation from Service, for purposes of this section 7.2, until such time as the Committee makes a determination that the Participant or inactive Participant has incurred a Disability. Unless a Participant is subsequently rehired as an Eligible Employee, no Employer contributions shall be allocated to such Participant's Account with respect to Plan Years subsequent to the Plan Year in which his Separation from Service occurred.

         7.3     Distributions Upon Death or Divorce.

         (a) Upon the death of a Participant, the Committee shall direct the Trustee to pay the Participant's entire Account balance to his Beneficiary, as identified in accordance with subsection 2.1(e).

                 (1) If a distribution to the Participant has commenced prior to his death in accordance with section 7.2, the remainder of his Participant's Account will be distributed to his Beneficiary under the method of distribution in effect prior to his death, unless the Beneficiary elects to accelerate the payments and receive the remaining balance in a lump sum instead.

                 (2) If distribution to the Participant had not commenced at the time of his death, the entire balance of the Participant's Account will be distributed to his Beneficiary in a lump sum as soon as practicable and in any event not later than one year after the Participant's death.

         (b) Benefits under the Plan may be paid to an Alternate Payee, rather than to the Participant or his designated Beneficiary, in the manner provided by an order that is determined by the Committee to be a Qualified Domestic Relations Order.

         7.4     Form of Payments.

         (a) Distribution of benefits payments to Participants who do not elect a deferred distribution of benefits pursuant to sections
                 7.2 and 7.11 shall be in a lump sum cash payment (except to the extent that the Participant elects to receive common stock of the Company, as provided below) to be made as soon as practicable following the event giving rise to the distribution.

                 Distribution of benefits to Participants who qualify for a deferred distribution shall, as elected by the Participant, be
                 (i) in a lump sum distribution as soon as practicable after the Valuation Date which is coincident with or immediately following the Participant's Separation from Service or after any deferred Valuation Date falling within the time limits for benefit payouts under the Plan that the Participant may select, or (ii) in substantially equal installments, payable either quarterly or annually, following Separation from Service over a period specified by the Participant that ends on or before the April 1 of the year following the year in which the Participant attains age 70-1/2. If a Participant has elected a deferred lump sum or installments and later wishes to change the form of payment, the Participant may elect either an immediate lump sum of his remaining Account balance or installment payments that begin as soon as administratively possible.

         (b) Notwithstanding any other provision of this section 7.4, when any distribution is to be made from the Company Stock Fund, the value of the Participant's interest in the Company Stock Fund shall be distributed in cash, unless the Participant (or his Beneficiary) elects instead to receive whole shares of the common stock of the Company plus cash in lieu of any fractional share. In the case of a distribution of common stock of the Company, the number of shares available to be distributed, in whole or in part, by the Trustee are the number of shares credited to the Participant's Account as of the Valuation Date for the distribution.

                 If common stock of the Company is distributed from the Plan at a time when it is not readily tradeable on an established securities market, then, if and to the extent required by Code section 401(a)(23), the Plan shall provide the Participant with a put option that complies with the requirements of section 409(h) of the Code. Such put option shall provide that if the Participant exercises the put option, the Employer, or the Plan if the Plan so elects, shall repurchase the such stock as follows:

                 (1) If the distribution constitutes a total distribution, payment of the fair market value of Participant's Account balance shall be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

                 (2) If the distribution does not constitute a total distribution, the Plan shall pay the Participant, not later than 30 days after the Participant exercises the put option, an amount equal to the fair market value of the common stock of the Company being repurchased.

For purposes of this subsection 7.4(b), "total distribution" shall mean a distribution to a Participant or a Participant's

Beneficiary, within one taxable year of such recipient, of the entire balance to the credit of the Participant.

         7.5 Timing of Payments. Payments on account of an event described in section 7.2 or 7.3 shall commence as soon as practicable after such event, or after the deferred distribution date (not later than April 1 of the year after the year in which the Participant attains age 70-1/2) that the Participant elects in accordance with the terms of the Plan. The precise timing of any distribution is subject to normal processing delays and any other administrative exigencies or special circumstances affecting the distribution and cannot, therefore, be guaranteed. However, distributions will normally be paid within approximately 45 days after the end of the month following the later to occur of (i) the Participant's Separation from Service or other distribution event, or (ii) receipt of any properly completed election form that is necessary to process the distribution. No interest or investment gains or losses will be allocated for the processing period with respect to an amount that is distributed.

In addition, the timing of all payments under the Plan shall conform to the outside limits specified in Code sections 401(a)(9) and 401(a)(14) and all other applicable Code provisions. For this purpose, the entire value of the Account of a Participant who, at the time, has already had a Separation from Service and has not been rehired as an Employee shall be distributed by the April 1 of the year following the year in which the Participant attains age 70-1/2. Moreover, unless the Participant otherwise elects in accordance with the Plan, the payment of his benefits must begin no later than the 60th day after the close of the Plan Year in which occurs the latest of (i) the Participant's attainment of age 65, (ii) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's Separation from Service. Further, if a Participant who has not had a Separation from Service continues in employment beyond the April 1 of the year following the year of his attainment of age 70-1/2, his benefits shall commence and minimum required payments shall be made to him during his continued employment to the extent necessary to comply with Code section 401(a)(9) and related regulations. When any Participant has a Separation from Service after having begun to receive benefit payments during employment on account of this rule related to required payouts, his entire remaining Account balance shall be paid out as soon as administratively feasible following such separation.

         7.6 Withdrawals. A Participant who is still an Employee may withdraw any amount up to the value of the Participant's Supplemental Account, his IRA Account, and the grandfathered December 31, 1989 value in his Company Match Account that corresponds to the former subaccount I under the prior version of such Account. The withdrawal may be made as of the last day of the month following compliance with such reasonable advance notice requirements and other rules as the Committee may specify. To make a withdrawal of all or part of the grandfathered December 31, 1989 value of the former subaccount I that is now included in the Company Match Account, the Participant must also withdraw the entire remaining balance in his Supplemental Account. A withdrawal under this section may be made for any reason upon written request to the Committee specifying the form of distribution, the amount to be withdrawn, and the Account (or Accounts, and the priority thereof) from which the withdrawal is to be paid. The amount to be withdrawn from each specified Account shall be limited as set forth above and also shall not exceed the Participant's balance in such Account. Withdrawals shall be paid in cash.

In the case of a withdrawal elected in accordance with this section, the Committee shall direct the Trustee to pay the Participant or inactive Participant the amount so requested and the

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
amount so withdrawn shall be debited, on a pro rata basis, from each of the Investment Funds in which the Participant's Account is invested. In addition, for any Participant who was subject to a suspension of Company Matching Contributions as of December 31, 1989, due to a recent withdrawal under this section that did not comply with the hardship standards of section 7.7, such suspension shall be lifted and Company Matching Contributions shall recommence as of January 1, 1990, for any matchable Basic Contributions being made by the Participant as of such date.

         7.7     Hardship Withdrawals.

         (a) Any Participant or inactive Participant shall be permitted to make a cash withdrawal, in any whole percentage increment or dollar amount, of up to 100% of the unwithdrawn amount in his Basic Account (excluding any earnings arising after 1988 on before-tax Basic Contributions, Flex Contributions, and other similar Code section 401(k) deferrals that may have been transferred directly to this Plan from an Other Plan), his Supplemental Account, his Company Match Account, his Rollover Account, and his ESOP Rollover Account by making application therefor which demonstrates to the satisfaction of the Committee that the Participant is confronted by a financial hardship.

         (b) The Committee shall establish a hierarchy among the Accounts available for a hardship withdrawal under section 7.7(a) and shall use it to determine the order in which funds are considered to be withdrawn when less than a total withdrawal occurs.

         (c) Application for withdrawals shall be made on such forms as the Committee prescribes and may be made at any time, effective upon the last day of the month following satisfaction of the advance notice requirement specified by the Committee. Distribution of withdrawals shall be made in a

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                 lump sum as soon as is administratively possible following such date. Withdrawal distributions shall be based on the value of a Participant's Account as of the Valuation Date immediately preceding, or coinciding with, the effective date of the withdrawal.

         (d) For purposes of this section 7.7 "financial hardship" means an immediate and heavy financial need occurring in the personal affairs of the Participant (including a need that is reasonably foreseeable or voluntarily incurred by the Participant), as determined by the Committee based on all relevant facts and circumstances, taking into consideration that the need to pay the funeral expenses of a family member would generally constitute an immediate and heavy financial need and the need to purchase a boat or television set generally would not. In any event, the following distributions shall be deemed to be made on account of an immediate and heavy financial need:

                 (1) Payment of medical expenses (described in Code section 213(d)) incurred by the Participant, the Participant's spouse, or dependents (as defined in Code section 152).

                 (2) Purchase, excluding mortgage payments, of a principal residence for the Participant.

                 (3) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, the Participant's spouse, children, or dependents.

                 (4) Payment to prevent the eviction of the Participant from his principal residence or the foreclosure of the mortgage on the Participant's principal residence.

                 (5) Such other deemed financial needs as published from time to time by the Commissioner of Internal Revenue.

         (e) A hardship distribution may not exceed the amount necessary to meet the immediate and heavy financial need

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
                 created by the hardship and not capable of being satisfied from other resources reasonably available to the Participant, generally including assets held by his spouse or minor children, but not including assets held for a child under an irrevocable trust or under the Uniform Gift to Minors Act. The Committee shall consider all relevant facts and circumstances and shall generally treat the requested distribution as necessary to meet the financial need upon receipt of a written representation that in the Participant's opinion his financial need cannot reasonably be relieved:

                 (1) through reimbursement or compensation by insurance or otherwise,

                 (2) by reasonable liquidation of the Participant's assets, to the extent that such liquidation itself is feasible and does not itself cause an immediate and heavy financial need,

                 (3) by suspension of the Participant's before-tax Basic Contributions and Flex Contributions and his other contributions under the Plan, or

                 (4) by other distributions or nontaxable loans (including withdrawals and loans under sections 7.6 and 7.8 of this Plan) from plans maintained by the Employer or any other employer or by borrowing from commercial sources on reasonable commercial terms.

         (f) The Committee may, without further investigation, accept the written statement of the Participant as to the foregoing matters unless it has reason to believe the statement is in error. In addition, hardship withdrawals shall be further limited to prevent the distribution of earnings arising after 1988 on before-tax Basic Contributions and Flex Contributions, and also to prevent the distribution of Company Matching Contributions and the earnings thereon to the extent necessary to satisfy the withdrawal restrictions of Code section 401(k)(2)(B) in the event that such Company Matching Contributions are used to satisfy the average deferral percentage test of section 4.11.

         (g) The foregoing notwithstanding, the Committee shall not approve a hardship withdrawal for any reason unless such hardship withdrawal complies with any applicable Treasury regulations.

         7.8 Loans to Participants and Beneficiaries. The Committee, in its sole discretion and upon proper written application, may permit the Plan to make a loan to an eligible Participant or Beneficiary, provided that all loans shall comply with such rules and regulations as the Committee may establish for making Plan loans consistent with the following terms and conditions:

         (a) Loans shall be made available on a nondiscriminatory and reasonably equivalent basis to all Participants and Beneficiaries who are actively employed by the Company or an Affiliate or are otherwise "parties in interest" for purposes of ERISA section 3(14). Subsequent references to a Participant in this section shall be deemed to include a Beneficiary who is eligible for a loan. Loans may be processed as of the first day of any month.

         (b) To receive a loan from the Plan, a Participant and his spouse must sign a promissory note in the proper amount on a form prescribed by the Committee and authorize payroll deductions for payment of interest and principal in accordance with procedures adopted by the Committee. To secure repayment of the loan, the Participant and the Participant's spouse, if any, shall, within the 90 day period before the loan is made, consent to any distribution resulting from a setoff of the loan against the Participant's Account under subsection (i). However, except as otherwise specified by applicable law, the

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
                 consent of the Participant's spouse shall not be required if it is established to the satisfaction of a Plan representative that such consent cannot be obtained because there is no spouse or because the spouse cannot be located.

         (c) The amount of the loan shall not be less than $1,000 nor more than 50 percent of the first $100,000 of the vested balance in the Participant's Account (excluding any IRA Account balance). The 50 percent limitation shall be reduced by the highest outstanding balance of loans to the Participant from the Plan during the 1-year period ending on the day before the date on which the loan is made.

                 If such Participant is also covered under another qualified plan maintained by the Company or an Affiliate, the above limitations shall be applied as though all such qualified plans are one plan. In no event may a Participant have more than 2 loans from this Plan outstanding at any time nor may a Participant obtain more than 1 loan from the Plan in any period of 12 consecutive months.

         (d) The Committee shall establish a hierarchy among the Accounts listed in subsection 2.1(x) (other than the IRA Account) to be used in determining the order in which funds are considered to be withdrawn from a Participant's Account when a loan is made and the order in which funds are considered to be restored to such Account when loan repayments are received. Alternative hierarchies may be offered to provide the Participant a choice between (i) preserving his possible right to a tax deduction for payments of loan interest and (ii) abandoning this right in favor of making additional Account balances available for borrowing. The Account hierarchy or hierarchies shall be disclosed in the loan forms and agreed to by the

                 Participant, who shall remain solely responsible for his personal tax situation, there being no guarantee of interest deductibility or of specific tax treatment of any sort for Participants or their Beneficiaries with respect to particular transactions under the Plan.

         (e) The loan repayment period shall be 1, 2, 3, 4, or 5 years as elected by the Participant. In no event, however, shall the loan repayment period end later than the end of the second month following the month in which the Participant ceases to be a party in interest for purposes of section 3(14) of ERISA.

         (f) Each loan shall bear an interest rate equal to one percentage point above the prime rate, as shown in the Money Rates published in The Wall Street Journal on the first business day of the month immediately prior to the quarter in which the loan is approved; provided, however, that such interest rate shall be reduced, if necessary, so as not to violate any applicable usury law then in effect. The interest rate so determined shall be fixed for the term of the loan.

         (g) The Committee shall establish a Loan Fund representing the Participant's individual investment of amounts that have been withdrawn from his various Accounts and lent to him against the security of such Accounts. Each repayment of principal on the loan received by the Trustee from the Participant shall reduce the Participant's investment in his Loan Fund and such repayment of principal together with each payment of loan interest shall increase pro rata the amount invested in each other Investment Fund in accordance with the Participant's investment elections at the time of such repayment, subject to any Investment Fund restrictions.

         (h) Except as otherwise provided below, repayment in equal semimonthly installments of interest and principal shall be accomplished through regular payroll deductions. The obligation to make repayments of principal and interest shall be suspended during the period not to exceed one year that the Participant is on an authorized leave of absence without pay (including a layoff that has not yet resulted in a Separation from Service). If the unpaid leave continues thereafter, the Participant shall be required to recommence repayments, on a monthly basis by check, until he returns to pay status and resumes regular repayments by means of payroll deductions. To satisfy legal requirements, the Committee may specify rules for redetermining the amount, timing, or manner of repayments following a period of suspension due to unpaid leave; but such redeterminations shall not be made for other reasons. The obligation to make repayments shall continue during a paid leave of absence or a transfer to a paid status as an Employee who is no longer an Eligible Employee. Where it is not feasible in such a case to continue processing the loan repayments as payroll deductions under a payroll system that currently covers the Participant, the repayments shall be made by the Participant by check on a monthly basis. A Participant shall be entitled at any time to prepay, without penalty, the total accrued interest and outstanding principal amount of the loan by direct payment. No other prepayments outside the regular payment schedule shall be permitted.

         (i) If a Participant (i) incurs a Separation from Service and either receives an immediate distribution of his remaining interest in the Plan or does not pay the total accrued interest and outstanding principal amount of the loan within 60 days or (ii) is in default for 90 days on any required loan payment prior to his repayment of the total principal and interest on an outstanding loan under the Plan, the Participant's note shall be canceled and the principal deemed distributed by the Trust Fund to him or, if applicable, his Beneficiary. This paragraph shall not apply, however, as long as a Participant, notwithstanding his Separation from Service, continues to be a party in interest under section 3(14) of ERISA and therefore has a legal right to continue his loan during such time as he is not in default on his regular loan payments. In this case, the regular loan payments may be made by check or other means suitable to the Committee once the Participant ceases to be covered by a payroll of the Company or an Affiliate.

         (j) The Company and the Trustee may make suitable arrangements, consistent with the requirements of the Code and ERISA, for holding the Participant's note under an agency, subtrust, or other arrangement that provides adequate safeguards while simplifying the handling of the loan and eliminating the need to transfer the actual note to the Trustee.

         (k) The foregoing provisions of this section notwithstanding, the Committee reserves the right to stop granting loans to Participants at any time.

         7.9 Debiting of Investment Funds. If a Participant makes less than a total withdrawal of his Participant's Account or obtains a Plan loan under
Article 7 of the Plan and has his Participant's Account invested in more than one Investment Fund, a portion of the amount withdrawn from his Participant's Account shall be debited from each such Investment Fund in the proportion which the current dollar balance of the Participant in such Fund bears to the value of his Participant's Account.

         7.10 Missing Persons. If the Company or the Committee shall be unable, within two years after the Participant's distribution becomes due from the Trust Fund to a Participant, inactive

Participant or Beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, the Committee (a) shall be deemed to have elected to continue the Participant's interest in his Participant's Account (in which event the Committee shall not have the power to change the Participant's investment elections in effect when the distribution became due) until such time as (b) the Committee (i) pays such benefit pursuant to state escheat laws or (ii) directs that such Participant's interest in his Participant's Account and all further benefits with respect to such person be discontinued and all liability for the payment thereof terminated; provided, however, that in the event of the subsequent reappearance of the Participant, inactive Participant or Beneficiary, the benefit due such person (adjusted upward or downward in the manner provided in section 9.3 as if the Participant's Account had not been terminated) shall be paid in a single sum unless such discontinued interest was paid pursuant to state escheat laws. The amount of any discontinued interest shall be applied to reduce Company Matching Contributions under section 5.1, and reinstatement of a benefit shall be accomplished by the making of a special Employer Contribution in an appropriate amount to restore to the Trust the Participant's distribution.

         7.11 Requirement for Consent to Certain Distributions. Notwithstanding any other provision regarding the Plan distributions, the Plan may not immediately distribute the balance of a Participant's Account that exceeds $3,500 without the written consent of the Participant. Where the Participant does not consent to a distribution that is subject to the foregoing requirement, this section shall be interpreted and administered so as to comply with Code section 411(a)(11) by delaying any distribution that might otherwise be required under the Plan to the extent necessary to comply with said Code section.

                        Article 8. Investment Elections

         8.1 Investment of Contributions. Each Participant may elect to have all or any whole percentage of the total amount of his Accounts (excluding the ESOP Rollover Account or any other specialized Account to the extent that it is subject to particular investment restrictions) invested in any one or more of the available Investment Funds. If a Participant does not make an election in accordance with procedures approved by the Committee within the election period provided for that purpose, the balances in his Participant's Account shall be invested in the Income Fund.

         8.2 Investment Transfers. As of any Change Date, each Participant may change the Investment Funds in which the balances in his Participant's Account are invested by electing, in increments of any whole percentage of the Account total, to have the assets in a particular Investment Fund transferred within a reasonable time after the election to any one or more of the other Investment Funds. As of any other date that the Committee may designate as a special election date for unusual reasons (such as the introduction of a new Investment Fund, the transfer of a Participant entitled to make a special election under section 3.3, or the investment of a rollover contribution received pursuant to section 5.6), each Participant shall be allowed to make a special election, without regard to the normal limits on the frequency of investment elections, in order to make a similar change in his choice of Investment Funds and have such assets and his Account balances transferred accordingly to other Investment Funds. The election may apply to the investment of amounts previously allocated to his Participant's Account or to future contributions, or both. As of January 1, 1990, any Participant who had previously been investing different types of future contributions in different ways under prior rules of the Plan will have all his future contributions invested in the same way as indicated by his most recent election for the investment of his Basic Contributions, unless he makes a new investment election applicable to all of his future contributions under the Plan.

         8.3 Investment Elections. Each Participant may make the election described in section 8.1 by filing an election form with the Committee upon becoming a Participant. The elections described in sections 8.1 and 8.2 may be changed, together or separately, on any permissible Change Date, to be effective as of the Valuation Date next following receipt of such reasonable, advance written notice thereof as may be required by the Committee. Each investment election shall be within the independent control of the Participant who makes it. Neither the Trustee, the Employer, nor anyone else other than the Participant shall be liable for any loss that may result from the exercise of such control by the Participant.

         8.4 Transfer of Assets. The Committee shall see that appropriate agreements and procedures exist to require the Trustee to transfer the appropriate amounts of money or other property to and from the appropriate Investment Funds in order to carry out the aggregate transfer transactions after the Committee has caused the necessary entries to be made in the Participants' Accounts and in the Investment Funds and has reconciled offsetting transfer elections, in accordance with the elections of Participants and accounting and investment rules approved by the Committee.

         8.5 Voting Company Stock. Each Participant who has common stock of the Company allocated to his Participant's Account shall be entitled to instruct the Trustee regarding the voting of the number of such shares allocated to the Account at all stockholders meetings of the Company, determined on the last practicable day prior to such stockholders meeting. If clear and timely instructions have not been received from the Participant, or if shares of the Company's common stock have not yet been allocated to the Accounts of Participants, the Trustee shall vote such shares in the same proportion as are voted the shares for which clear and timely voting instructions have been received from Participants, unless the Trustee determines in the exercise of its fiduciary responsibility that it must vote such shares in a different manner to protect the interest of Participants and Beneficiaries. As agreed by the Company and the Trustee, the Company or the Trustee will send, or cause to be sent, to each Participant who has common stock of the Company allocated to his Participant's Account a voting instruction form and the same proxy solicitation material as is sent to stockholders generally.

         8.6 Tender Offers. Notwithstanding any other provisions of the Plan to the contrary:

         (a) If any person shall make a tender offer to acquire (by purchase or exchange) common stock of the Company, including shares of such common stock that are held in the Trust, the Trustee shall act as follows:

                 (1) The Trustee shall ensure that the materials made available to shareholders generally in connection with the tender offer are provided to each Participant who has shares of common stock of the Company allocated to his Participant's Account, and the response of the Trustee as to whether to accept or reject the tender offer with respect to the full and fractional shares of such common stock that are so allocated shall be made in accordance with the instructions of the Participant given to the Trustee on forms provided for that purpose.

                 (2) Notwithstanding paragraph (1) above, if the Trustee in its sole discretion determines that under the circumstances of a particular tender offer there is not sufficient time to pass the decision through to Participants in the manner anticipated in paragraph
                          (1), or if the Trustee fails to receive clear and timely instructions from a Participant in a case where instructions have been sought by the Trustee as provided in paragraph (1), the Trustee shall in its sole discretion determine whether to accept or reject the tender offer (in whole or in part) with respect to the affected full and fractional shares of common stock of the Company that are allocated to the Accounts of Participants.

                 (3) With respect to full and fractional shares of common stock of the Company that have been acquired by the Plan and are not yet allocated (including any such common stock held in a suspense account because it cannot be allocated currently due to the Code section 415 limits), the Trustee shall in its sole discretion determine whether to accept the tender offer (in whole or in part).

         (b) If any tender offer is accepted (in whole or in part pursuant to subsection (a), the Trustee shall have the power to transfer common stock of the Company in order to effect such acceptance.

         (c) For purposes of this section 'tender offer' shall mean any offer to acquire common stock of the Company which is subject to either section 13(e) or 14(d) of the Securities Exchange Act of 1934 and which under applicable rules and regulations is required to be the subject of a filing with the Securities and Exchange Commission on either Schedule 13E-4 or Schedule 14D-9.

         (d) The foregoing notwithstanding, nothing herein shall serve to modify the related rules of the Trust Agreement or to expand the duties of the Trustee unless and until the Trustee gives its consent in the manner provided in the Trust Agreement.

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
                  Article 9. Accounts and Records of the Plan

         9.1 Accounts and Records. The accounts and records of the Plan shall be maintained at the direction of the Committee and shall accurately disclose the status of the Accounts of each Participant or his Beneficiary in the Plan. Such accounts and records may be kept in dollars or in units or both, as determined in accordance with generally acceptable principles of trust accounting approved by the Committee. The information maintained shall be sufficient to determine the number of shares of Company Stock that are allocated to the Participant's Account as of any Valuation Date and the tax status of distributions with respect to matters such as the determination of net unrealized appreciation on shares of the Company's common stock that are distributed and the determination of the Code section 72 contract and the Participant's investment in such contract for purposes of any withdrawal or other distributions from the Plan.

Each Account of a Participant shall be assigned a share of each Investment Fund in which the Participant's Account is invested in the proportion which the balance of each such Account bears to the total Participant's Account. The Committee shall cause records to be maintained relative to a Participant's Account so that there may be determined as of any Valuation Date the current value of his Accounts in the Trust Fund and the adjustments from the previous Valuation Date that have produced such current value. Any portion of a Participant's Account that is invested in the Loan Fund in order to secure the outstanding balance of a loan to the Participant is subject to a possible setoff and deemed distribution for tax purposes, as described in subsection 7.8(i), and is therefore not available for actual payments to a Participant.

Each Participant shall be advised from time to time, at least once each Plan Year, as to the status of his Participant's Account and the portions thereof attributable to each Account existing thereunder in accordance with section 2.1(x).

         9.2 Investment Funds. The Trust Fund shall consist of the Investment Funds, and each Participant who has any interest in an Investment Fund shall have an undivided proportionate interest. In order to implement and carryout investment objectives and policies established by the Committee, the Committee shall have the right from time to time to establish additional Investment Funds and to close Investment Funds and to transfer the assets to other Investment Funds pursuant to new investment elections by the Participants.

         9.3 Valuation Adjustments. As of each Valuation Date, the recordkeeper, in accordance with accounting principles approved by the Committee, shall credit the Accounts of Participants and Beneficiaries with contributions made during the accounting period and debit such Accounts with withdrawals and distributions for such period, and shall also adjust the net credit balances of such Accounts in the respective Investment Funds of the Trust Fund, upward or downward, pro rata (using reasonable assumptions about the availability of current period contributions, withdrawals, and distributions for purposes of sharing in current period earnings and investment gains or losses), so that such net credit balances will equal the net worth of each Investment Fund of the Trust Fund as of that Valuation Date. The net worth of an Investment Fund shall be determined by the Trustee and reported to the recordkeeper under procedures approved by the Committee, by subtracting from the fair market value of assets held in such Investment Fund any expenses, withdrawals, distributions and transfers chargeable to that Investment Fund which have been incurred but not yet paid. All determinations made by the Trustee with respect to fair market values and net worth shall be made in accordance with generally accepted principles of trust accounting, and the accounting based thereon in accordance with procedures approved by the Committee, shall be conclusive and binding upon all persons having an interest under the Plan.

                             Article 10. Financing

         10.1 Financing. The Company shall maintain a Trust Fund to finance the benefits under the Plan, by entering into one or more Trust Agreements or insurance contracts approved by the Company, or by causing insurance contracts to be held under a Trust Agreement. Any Trust Agreement is designated as and shall constitute a part of this Plan, and all rights which may accrue to any person under this Plan shall be subject to all the terms and provisions of such Trust Agreement. The Company may modify any Trust Agreement or insurance contract from time to time to accomplish the purpose of the Plan and may replace any insurance company or appoint a successor Trustee or Trustees. By entering into such Trust Agreements or insurance contracts, the Company shall vest in the Trustee, or in one or more investment managers appointed under the terms of the Trust Agreement from time to time by action of the Committee, responsibility for the management and control of the Trust Fund. In the event the Committee appoints any such investment manager, the Trustee shall not be liable for the acts or omissions of the investment manager or have any responsibility to invest or otherwise manage any portion of the Trust Fund subject to the management and control of the investment manager. The Company from time to time shall establish a funding policy which is consistent with the objectives of the Plan and shall communicate it to the Trustee and each investment manager so that they may coordinate investment policies with such funding policy. Nothing in this section 10.1 shall eliminate the responsibility of Participants for the results of investment elections that are within their control, as provided in section 8.2.

         10.2 Employer Contributions. Each Employer shall make such contributions to the Trust Fund as are required by this Plan, subject to the right of the Company to discontinue the Plan.

         10.3 Non-Reversion. Anything in this Plan to the contrary notwithstanding, it shall be impossible at any time for the contributions of the Employer or any part of the Trust Fund to revert to the Employer or Affiliate or to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries, except that:

         (a) If all or any part of a contribution is made by the Employer by a mistake of fact, upon written request to the Committee, such contribution or such portion and any increment thereon shall be returned to the Employer within one year after the date of payment.

         (b) If all or any part of an Employer's Company Matching Contributions under the Plan is disallowed as a deduction for federal income tax purposes, then to the extent such contribution is disallowed, the contribution and any increment thereon shall be returned to the Employer within one year after such disallowance.

         (c) If all or any part of an Employer's contribution would give rise to an excise tax under Code section 4972(b), a correcting distribution with respect to such contribution shall be made to the Employer to the extent permitted by said Code section in order to avoid payment of an excise tax on excess contributions.

         (d) Any Basic Contributions or Flex Contributions that are returned to an Employer pursuant to this section 10.3 shall be paid over by the Employer to the Participant on whose behalf they were made (or to his Beneficiary).

         10.4 Transactions Involving Employer Securities. In any transaction with a party in interest, as defined in section 3(14) of ERISA, involving the acquisition or sale of Employer securities by the Plan, the Plan shall pay no commission and the terms of the acquisition or sale shall be such that the Plan receives no less than adequate consideration, as determined under section 3(18) of ERISA, or otherwise satisfies the requirements of section 408(e) of ERISA.

                           Article 11. Administration

         11.1 Named Fiduciaries. The fiduciaries named in this section shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. The Employer shall have the sole responsibility for making the contributions specified in Articles 4 and 5 (other than the contributions made by Employees on an after-tax basis). The Company shall have the sole authority to appoint and remove the Trustee and to amend or terminate, in whole or in part, this Plan or the Trust. The Company, acting directly or through the Committee, shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust Agreement. The Senior Vice President-Human Resources and Administration of the Company, or the officer holding a position of comparable responsibilities, shall have the responsibility of implementing the Plan as the Committee shall direct. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust Agreement. A fiduciary may rely upon any direction, information or action of another fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each fiduciary shall be responsible for the proper exercise of his or its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. Any party may serve in more than one fiduciary capacity with respect to the Plan or Trust.

         11.2 Committee. Responsibility for the general administration of the Plan and for carrying out the provisions hereof shall be placed in a Committee of three or more members, each of whom shall be an Employee of an Employer and each of whom shall be appointed by the Chief Executive Officer of the Company and serve at the pleasure of the latter. Any member of the Committee may resign by notice in writing filed with the Secretary of the Committee, such resignation to become effective no earlier than the date of such written notice.

All usual and reasonable expenses of the Committee will be paid by the Company. Members of the Committee shall not receive compensation with respect to their services for the Committee.

         11.3 Organization of Committee. The Committee shall elect a Chairman and a Secretary. The Secretary need not be one of the members of the Committee. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Committee may authorize one or more of its number, or any agent, to direct any payment on behalf of the Committee (including instructions to the Trustee as to the application or disbursement of the Trust fund) and may appoint agents and clerks, and retain such professional services, including legal, medical, accounting, and actuarial specialists, as may be required in carrying out the provisions of the Plan.

The Committee shall hold meetings upon notice, at such place or places, and at such time or times, as they may determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or actions taken by the Committee at a meeting shall be by vote of the majority of the Committee present. Action by the Committee may be taken without a formal meeting by the written authorization of all of the members thereof. A Committee member shall be disqualified from acting upon any matter affecting only himself.

         11.4 Procedures. The Committee shall adopt administrative rules as it deems desirable and shall keep all such books of accounts, records and other data as may be necessary for the proper administration of the Plan. The Committee shall keep a record of all actions and forward all necessary communications to the Trustee, Company or Employer, Participants, inactive Participants, Beneficiaries, Alternate Payees, providers of services to the Plan, and other interested parties, as the case may be.

         11.5 Committee's Powers and Duties. The Committee shall have such powers and duties as may be necessary to discharge its functions hereunder, including but not limited to, the following:

         (a) To construe and interpret the Plan, to decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

         (b) To make a determination as to the right of any person to a benefit;

         (c) To obtain from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan and, when appropriate, to furnish such information promptly to the Trustees or other persons entitled thereto;

         (d) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

         (e) To furnish the Employer, upon request, such reports with respect to the administration of the Plan as are reasonable and appropriate;

         (f) To establish and maintain such accounts in the name of the Employer and of each Participant as are necessary;

         (g) To instruct the Trustee with respect to the payment of benefits hereunder;

         (h) To provide for any required bonding of fiduciaries and other persons who may from time to time handle Plan assets;

         (i) To prepare and file any reports required by the Code, ERISA, the Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable law;

         (j) To engage an independent public accountant to conduct such examinations and to render such opinions as may be required by the ERISA;

         (k) To allocate contributions and Trust Fund earnings and investment gains or losses to the Accounts of Participants;

         (l) To establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA;

         (m) To correct any errors and remedy any defects in the administration of this Plan, including, if necessary, by requiring any Employer to make a Qualified Nonelective Contribution that prevents discrimination under Code section 401(k) or 401(m) without materially increasing the cost of the Plan;

         (n) To establish reasonable claims procedures in accordance with the terms of this Plan and ERISA; and

         (o) To establish procedures for identifying and complying with Qualified Domestic Relations Orders.

         11.6 Committee's Decisions Conclusive. The Committee shall exercise its power hereunder in a uniform and nondiscriminatory manner. Any and all disputes with respect to the Plan which may arise involving Participants or their Beneficiaries shall be referred to the Committee and its decision shall be final, conclusive and binding. Furthermore, if any question arises as to the meaning, interpretation or application of any provision hereof, the decision of the Committee with respect thereto shall be final.

         11.7 Indemnity. The Company shall indemnify each member of the Committee (which, for purposes of this section, includes any Employee to whom the Committee has delegated fiduciary duties) against any and all claims, losses, damages, expenses, including counsel fees, incurred by the Committee and any liability, including any amounts paid in settlement with the Company's approval, arising from the member's or the Committee's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such member. The right of indemnity described in the preceding sentence shall be conditioned upon (i) the timely receipt of notice by the Employer of any claim asserted against the Committee member, which notice, in the event of a lawsuit shall be given within 10 days after receipt by the Committee member, which notice, in the event of a lawsuit shall be given within 10 days after receipt by the Committee member of the complaint, and (ii) the receipt by the Company of an offer from the Committee member of an opportunity to participate in the settlement or defense of such claim.

         11.8    Claims Procedure.

         (a) Claims for Benefits. Inquiries about benefits under the Plan may be made to appropriate Human Resources personnel of the Company and their designated field representatives. Formal claims for benefits shall be made in writing to the Chairman of the Committee. Written inquiries to Human Resources personnel and field representatives that cannot be resolved within a reasonable time will be treated as formal claims and forwarded to the Chairman of the Committee, in which case the claimant shall be advised of this action and of the claims procedure under the Plan.

         (b) Notice of Denial of Claim. If a claim for benefits is wholly or partially denied, the Chairman of the Committee shall within a reasonable period of time, but no later than 90 days after receipt of the claim, notify the claimant of the denial of benefits. If special circumstances justify extending the period up to an additional 90 days, the claimant shall be given written notice of this extension within the initial 90-day period and such notice shall set forth the special circumstances and the date a decision is expected. A notice of denial

                 (1) shall be written in a manner calculated to be understood by the claimant; and

                 (2) shall contain (i) the specific reasons for denial of the claim, (ii) specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation why such material or information is necessary, and (iv) an explanation of the Plan's claim review procedures.

         (c) Request for Review of Denial of Claim. Within 60 days of the receipt by the claimant of the written denial of his claim or, if the claim has not been granted within a reasonable period of time (which shall not be less than the 90 days described in subsection (b)), the claimant may file a written request with the full Committee that it conduct a full review of the denial of the claim, including a hearing if deemed necessary by the full Committee. In connection with the claimant's appeal, the claimant may review pertinent documents and may submit issues and comments in writing.

         (d) Decision of Review of Denial of Claim. The full Committee shall deliver to the claimant a written decision on the claim promptly, but not later than 60 days after the receipt of the claimant's request for such review, unless special circumstances exist which justify extending this period up to an additional 60 days. If the period is extended, the claimant shall be given written notice of this extension during the initial 60-day period. The decision on review of the denial of the claim

                 (1) shall be written in a manner calculated to be understood by the claimant;

                 (2)      shall include specific reasons for the decision; and

                 (3) shall contain specific references to the Plan provisions on which the decision is based.

All decisions made under the procedure set out in this section shall be final, binding, and conclusive.

               Article 12. Plan Amendment, Termination, Merger, and
                              Adoption by Affiliates

         12.1 Amendment and Termination. The Company expects the Plan to be permanent and continue indefinitely, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan for itself and all other Employers at any time by action of the Compensation and Nominating Committee of the Board of Directors. In addition, the Senior Vice President-Human Resources and Administration of the Company may approve any modifications or amendments to the Plan that are necessary or appropriate to meet the requirements of ERISA, the Code, or any other law as now in effect or as hereafter amended, and the Chief Executive Officer of the Company (or the Senior Vice President-Human Resources and Administration if acting pursuant to authority delegated by the Chief Executive Officer) may approve any modification or amendment which does not significantly increase benefit costs. No amendment of the Plan shall cause any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their beneficiaries covered by the Plan. Retroactive Plan amendments may not decrease the accrued benefits of any Participant determined as of effective date of the amendment applies or, if later, as of the time the amendment was adopted; provided, however, that retroactive amendments to preserve the qualification of the Plan shall be permitted to the full extent permitted by the Internal Revenue Service or section 1140 of the Tax Reform Act of 1986 or any other applicable laws.

         12.2 Distribution on Termination. Upon termination of the Plan in whole or in part, or upon complete discontinuance of contributions to the Plan by the Employers, the value of the proportionate interest in the Trust Fund of each Participant affected by such termination having an interest in the Trust Fund shall be determined as of the date of such termination or discontinuance. The Accounts of such Participants shall continue to be fully vested and nonforfeitable, and thereafter distribution shall be made to such Participants as directed by the Committee in accordance with the Plan and applicable law.

Upon the partial termination of the Plan, the Committee may in its sole discretion determine the timing of a distribution of the balance of the affected Participants' Accounts in accordance with the provisions of the Plan and applicable law.

         12.3 Corporate Reorganization. The bankruptcy, dissolution, merger, consolidation or reorganization of the Company or any other Employer, or the sale of all or substantially all of the assets or stock of the Company or any other Employer, shall not automatically terminate the Plan, unless a Plan termination is otherwise required under this Article 12 and no provision is made for continuation of the Plan.

         12.4 Plan Merger or Transfer. In the event of and effective as of the date of merger or consolidation with, or transfer of assets and liabilities of the Plan to or from any other employee benefit plan, each Participant in this Plan will (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer of assets (if this Plan had then terminated).

As of January 1, 1990, the Plan shall receive a direct transfer of assets from the Burlington Resources Inc. Thrift and Profit Sharing Plan. The Plan shall be treated as a continuation of such Other Plan with respect to the transferred balances and with respect to the affected Participants, (that is, those Participants who were participants in such Other Plan on December 31, 1989). The actual transfer of assets shall take place as soon as administratively practicable after January 1, 1990, subject to the prior satisfaction of applicable legal requirements, including the furnishing by both plans of any necessary advance notices to the Internal Revenue Service. Following such transfer, each affected Participant's years of participation in such Other Plan shall be carried over to this Plan, and his transferred balance shall continue to be fully vested and shall continue to be subject to the legally required protections under Code sections 414(1) and 411(d)(6), and other applicable laws that preserve certain rights of a Participant with respect to such a balance. In the future the Committee may authorize a direct transfer to this Plan from an Other Plan that it has designated, subject to the satisfaction of requirements similar to those applicable to the Burlington Resources Inc. Thrift and Profit Sharing Plan, as described above and elsewhere in this Plan.

         12.5 Affiliate Participation. Subject to the approval of the Company, any Affiliate desiring to become an Employer may elect to become a party to the Plan by adopting the Plan for the benefit of any specified group of its Employees, with such modification of the terms of the Plan with respect to such Employees as the Company may approve, effective as of the date specified in such adoption, by filing with the Company an adoption agreement or such other or additional instruments evidencing the adoption as the Company may require.

         12.6 Action Binding on Participating Affiliates. As long as the Company is a party to the Plan and the Trust Agreement, it shall be empowered to act thereunder for any Employer in all matters respecting the Committee and the Trustee and the designation of Affiliates and any action taken by the Company with respect thereto shall automatically include and be binding upon any Employer which is a party to the Plan.

         12.7 Termination of Participation of Affiliate. The Company reserves the right, in its sole discretion and at any time, to terminate the participation in this Plan of any or all Employers. Such termination shall be effective immediately upon notice of such termination from the Company to the Trustee and the Employer being terminated. In event of such termination, this Plan shall not terminate, but the portion of the Plan attributable to the Affiliate shall become a separate Plan, and the Company shall inform the Trustee of the portion of the Trust Fund that is then attributable to the participation of such terminated Affiliate. Such portion shall as soon thereafter as is administratively feasible be set apart by the Trustee as a separate Trust which shall be a part of the separate Plan of such terminated Affiliate.

Any Affiliate may withdraw from the Plan and Trust and end its status as an Employer hereunder, by action of its Board of Directors, after obtaining approval of the Company.

Thereafter, the administration, control, and operation of the Plan with respect to such terminated Affiliate shall be on a separate basis in accordance with the terms hereof, or as such terms may be amended by appropriate action of such terminated Affiliate in accordance with the provisions of Article 12.

                        Article 13. Top-Heavy Provisions

         13.1 Application. The provisions of this Article 13 shall be interpreted and administered in accordance with the requirements of Code section 416. If as of the Determination Date in any Plan Year

         (a) the sum of the Account balances of Employees who are "Key Employees" for such Plan Year exceeds 60% of the sum of the Account balances of all Employees and their Beneficiaries; or

         (b)     the Plan is part of a Top-Heavy Group;

then the following provisions under this Article 13 shall apply for such Plan Year. The foregoing notwithstanding, the provisions of this Article 13 shall not apply to the Plan in any Plan Year during which it is part of an Aggregation Group (as defined in section 13.3), whether or not it is top-heavy as a single plan, unless the Aggregation Group of which it is a part is top-heavy in such Plan Year.

The "Determination Date" is the date for determining the applicability of this
Article 13 is:

          (i)    for the first Plan Year, the last day of the Plan Year; and

         (ii)    for any other Plan Year, the last day of the preceding Plan
                 Year.

         13.2    Key Employees.

         (a) A "non-Key Employee" means any Participant who is not a Key Employee (as hereafter defined), but who is an Employee on the last day of the Plan Year. For purposes of this Article 13, the term "Key Employee" means any Employee or former Employee (and the Beneficiary of such an Employee) who at any time during the Plan Year in which a determination of top-heaviness is made or any of the four preceding Plan Years is:

                 (1)      an officer of the Company or an Affiliate whose
                          Section 415 Compensation during the relevant Plan Year exceeded 50% of the dollar limitation in effect under Code section 415(b)(1)(A); provided that no more than 50 Employees shall be treated as officers;

                 (2) one of the 10 Employees having Section 415 Compensation for the relevant Plan Year in excess of the dollar limitation in effect under Code section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interests in the Company or an Affiliate; provided, however, that if 2 Employees have the same interest in the Company or an Affiliate, then the Employee with the greater Section 415 Compensation shall be treated as having the larger interest;

                 (3)      a 5-percent owner of the Company or an Affiliate; or

                 (4) a 1-percent owner of the Company or an Affiliate having annual Section 415 Compensation of more than $150,000.

         (b) An Employee is considered a "5-percent owner" if the Employee owns (or is considered as owning within the meaning of Code section 318, as modified by Code section 416(i)(1)(B)) more than 5 percent of the outstanding stock of the Company or an Affiliate or stock possessing 5 percent of the total combined voting power of all of the stock of the Company or an Affiliate. For purposes of this paragraph, "stock" shall also mean the appropriate ownership interest of an Affiliate which is not a corporation. The same rules apply to determine whether an Employee is a 1-percent owner.

         (c) If an Employee who has not terminated his employment ceases to be a Key Employee, such Employee's Account balance or accrued benefit shall be disregarded under the top-heavy plan computation for any Plan Year following the last Plan Year for which he was treated as a Key Employee. The Account balance or accrued benefit of any Employee or former Employee, who has not performed any services for the Company or any Affiliate at any time during the 5-year period ending on the Determination Date, will not be taken into account to determine whether the Plan or Aggregation Group is top-heavy.

         13.3 Top-Heavy Group. For purposes of determining whether the Plan is a part of a Top-Heavy Group, the following rules shall apply:

         (a) Aggregation Group. The Aggregation Group shall include any plan maintained by the Company or an Affiliate which covers a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or 410.

         (b) Top-Heavy Group. An Aggregation Group is a Top-Heavy Group if the sum of the account balances of Key Employees under all defined contribution plans included in the group and the present value of the accumulated accrued benefits for Key Employees under all defined benefit plans in the group exceeds 60% of a similar sum determined for all Employees and their Beneficiaries under all such plans in the group. The present value of accrued benefits under defined benefit plans and the account balances under defined contribution plans shall be determined separately as of each plan's determination date. For purposes of determining whether an Aggregation Group is a Top-Heavy Group, the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be determined using a single set of actuarial assumptions, as defined in such defined benefit plans. The determination of whether the Aggregation Group is a Top-Heavy Group shall be made using each plan's results as of that plan's determination date which falls within the calendar year. In any Plan Year, in testing for top-heaviness under this Article 13, the Company may, in its discretion, take into account accumulated accrued benefits and account balances in any other plan maintained by it or an Affiliate, so long as such expanded Aggregation Group continues to meet the requirements of Code sections 401(a)(4) and 410.

         13.4 Additional Rules. In determining the present value of the accrued benefits under a defined benefit plan and the sum of the account balances under a defined contribution plan, Company contributions and voluntary Employee contributions shall be taken into account and any rollover contribution or similar transaction initiated by the Employee, which results in a transfer to this Plan, shall not be taken into account. The present value of the accrued benefits in a defined benefit plan and the account balance in a defined contribution plan shall include any amount distributed to an Employee or Beneficiary within the five-year period ending on that plan's determination date.

The present value of any Employee's accrued benefit under any defined benefit plan as of any determination date shall be calculated (i) as of the most recent Actuarial Valuation Date which is within a 12-month period ending on the Determination Date,

(ii) as if his employment terminated as of such valuation date, and (iii) without regard to the automatic preretirement survivor annuity benefit or any other nonproportional subsidy. The term "Actuarial Valuation Date" shall mean the valuation date used for computing plan costs for minimum funding.

         13.5 Code Section 415(h) Adjustment. If the Plan is determined to be top-heavy in any Plan Year, then the combined limits of Code section 415(e) and section 6.3 of the Plan shall be applied in accordance with Code section 416(h)(1) by substituting "1.0" for "1.25" in computing the defined benefit fraction and the defined contribution fraction under Plan section 6.3 and paragraphs 2(B) and 3(B) of Code section 415(e).

         13.6 Minimum Contributions. If this Plan is determined to be top-heavy in any Plan Year under the provisions of section 13.1 or 13.3, then the aggregate contributions to be made by the Employer on behalf of each non-Key Employee for the Plan Year (excluding any contributions under sections 4.1, and 5.1, to the extent required in applicable regulations) shall not be less than 3 percent of the Participant's Section 415 Compensation for such year (or such lesser percentage as represents the maximum percentage of Section 415 Compensation contributed on behalf of a Key Employee for the Plan Year), as determined under section 416(c) of the Code.

                      Article 14. Miscellaneous Provisions

         14.1 Employment Rights. Neither anything contained in this Plan nor any modification of the same or act done in pursuance hereof shall be construed as giving any person any legal or equitable right against the Committee, the Employer, the Company, the Trustee or the Trust Fund, unless specifically provided herein, or as giving any person a right to be retained in the employ of the Employer. All Participants shall remain subject to assignment, reassignment, promotion, transfer, layoff, reduction, suspension and discharge to the same extent as if this Plan had never been established.

         14.2 No Examination or Accounting. Neither this Plan nor any action taken thereunder shall be construed as giving any person the right to an accounting or to examine the books or affairs of an Employer.

         14.3 Investment Risk. The Participants and their Beneficiaries shall assume all risks in connection with any decreases in the value of any assets or funds which may be invested or reinvested in the Trust Fund which supports this Plan.

         14.4 Non-Alienation. Except as permitted under the Plan in accordance with Code section 401(a)(13) and ERISA section 206(d) with respect to matters such as loans to Participants and assignments to Alternate Payees under Qualified Domestic Relations Orders, no benefit payable at any time under the Plan shall be subject to the debts or liabilities of a Participant or his spouse or Beneficiary, and any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Subject to the foregoing exception, no benefit under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind. In accordance with procedures consistent with Code section 414(p) that are established by the Committee (including procedures requiring prompt notification of the affected Participant and each Alternate Payee of the Plan's receipt of a domestic relations order and its procedures for determining the qualified status of such order), judicial orders for purposes of enforcing family support obligations or pertaining to domestic relations (which orders do not alter the amount, timing or form of benefit other than to have it commence at the earliest legally permissible date) shall be honored by the Plan if the Committee determines that they constitute Qualified Domestic Relations Orders. Except as may otherwise be required by regulations of the Secretary of Labor, such orders may not require a retroactive transfer of all or part of a Participant's Account to or for the benefit of an Alternate Payee without permitting an appropriate adjustment for earnings and investment gains or losses that have occurred in the interim, nor shall such orders require the Plan to provide loans, self-directed investment elections, or other rights to Alternate Payees that are not available to Beneficiaries generally. In furtherance of this purpose, the investment restrictions of subsection 5.6(f) shall continue to apply to any portion of a Participant's ESOP Rollover Account that is retained under the Trust after having been transferred to an Alternate Payee. To the full extent permitted by Code section 414(p)(10) and by the terms of a Qualified Domestic Relations Order, amounts assigned to an Alternate Payee may be paid as soon as possible in a lump sum, notwithstanding the age, financial hardship, employment status, or other factors affecting the ability of the Participant to make a withdrawal or otherwise receive a distribution of balances to his credit under the Plan.

In cases where such full and prompt payment of amounts assigned to an Alternate Payee will not be made, the assigned amounts will be transferred within a reasonable time to the Income Fund and, pending payment, shall be maintained in a separate Account, for the benefit of the Alternate Payee.

         14.5 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent or a brother or sister, or to any person or institution deemed by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.

         14.6 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and it shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         14.7 Service of Legal Process. The Committee is hereby designated agent of the Plan for the purpose of receiving service of summons, subpoena or other legal process.

         14.8 Headings of Articles and Sections. The headings of Articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         14.9 Applicable Law. The Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of Washington with the exception that any Trust Agreement which may constitute a part of the Plan shall be construed and enforced in all respects under and by the laws of the State in which the Trustee thereunder is located.

         IN WITNESS WHEREOF, The El Paso Company and the Company have caused the Plan to be executed effective as of January 1, 1990.

                                        THE EL PASO COMPANY

                                        By  Thomas E. Ricks
                                           -------------------------------

                                        Title  Vice President & Controller
                                              ----------------------------

                                        Date Signed  12/22/89
                                                    ----------------------

ATTEST:

By  Donald J. Masters, Jr.
   -------------------------------

Title  Secretary
      ----------------------------

                                        BURLINGTON RESOURCES INC.

                                        By  A. R. Boyce
                                           -------------------------------

                                        Title  SUP HUM. RES. & ADMIN.
                                              ----------------------------

                                        Date  Signed 12/22/89
                                             -----------------------------

ATTEST:

By  Leslie S. Leland
   -------------------------------

Title  Corporate Secretary
      ----------------------------

         IN WITNESS WHEREOF, The El Paso Company and the Company have caused the Plan to be executed effective as of January 1, 1990.

                                        THE EL PASO COMPANY

                                        By  Thomas E. Ricks
                                           -------------------------------

                                        Title  Vice President & Controller
                                              ----------------------------

                                        Date Signed  12/22/89
                                                    ----------------------

ATTEST:

By  Donald J. Masters, Jr.
   -------------------------------

Title  Secretary
      ----------------------------

                                        BURLINGTON RESOURCES INC.

                                        By  A. R. Boyce
                                           -------------------------------

                                        Title  SUP HUM. RES. & ADMIN.
                                              ----------------------------

                                        Date Signed  12/22/89
                                                    ----------------------

ATTEST:

By  Leslie S. Leland
   -------------------------------

Title  Corporate Secretary
      ----------------------------

                                   AMENDMENT
               BURLINGTON RESOURCES INC. RETIREMENT SAVINGS PLAN
                                      AND
                               PREDECESSOR PLANS

This amendment applies to the Burlington Resources Inc. Retirement Savings Plan ("RSP") and to the predecessor plans described in RSP section 1.1; namely, the Employees Savings Plan of The El Paso Company and Affiliated Companies ("El Paso Predecessor Plan") and the Burlington Resources Inc. Thrift and Profit Sharing Plan ("BR Predecessor Plan"). Collectively, the RSP, El Paso Predecessor Plan, and BR Predecessor Plan are referred to herein as the "Plans." Except as otherwise provided herein for specific provisions, all provisions of this amendment are effective as of January 1, 1990, with respect to RSP and as of January 1, 1989, with respect to the El Paso Predecessor Plan and the BR Predecessor Plan.

 1. Section 2.1(1) of each of the Plans is hereby amended by adding the following at the end thereof:

         As required by section 6.5 and by sections 4.11 and 5.2 as revised pursuant to this Amendment, Compensation shall be determined after application of the dollar limit of Code section 401(a)(17) and the family aggregation rules of Code section 414(q)(6) in cases governed by those Code sections. For this purpose, for years beginning after December 31, 1988, the annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Plan as permitted by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

         In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. The rules regarding permitted disparity and the use of Compensation for a prior Plan Year do not apply to this Plan because it does not provide for any permitted disparity or any use of Compensation for a prior Plan Year in determining an Employee's contributions or benefits.

 2. Section 2.1(z) of the RSP and the BR Predecessor Plan and section 2.1(aa) of the El Paso Predecessor Plan are each amended by adding the following at the end thereof:

         As required by section 6.5 and by sections 4.11 and 5.2 as revised pursuant to this Amendment, Pay shall be determined after the application of the dollar limit of Code section 401(a)(17) and the family aggregation rules of Code section 414(a)(6) in cases governed by those Code sections. For this purpose, for years beginning after December 31, 1988, the annual Pay of each Participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Plan as permitted by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the Plan determines Pay on a period of time that contains fewer than 12 calendar months, then the annual Pay limit is an amount equal to the annual Pay limit for the calendar year in which the Pay period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

         In determining the Pay of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Pay as determined under this section prior to the application of this limitation. The rules regarding permitted disparity and the use of Pay for a prior Plan Year do not apply to this Plan because it does not provide for any permitted disparity or any use of Pay for a prior Plan Year in determining an Employee's contributions or benefits.

 3. Section 2.1(dd) of each of the Plans is hereby amended to read as follows:

         (dd) "Section 415 Compensation" means, generally, an Employee's taxable W-2 earnings for income tax purposes under Code section 3401(a), with such modifications as may be required to conform to the definition of "participant's compensation" in Code section 415(c)(3) and the regulation thereunder, and, to the extent consistent with such authorities, shall be construed as an Employee's wages, salaries, commissions, professional fees and other amounts received for personal services rendered in the course of employment with the Company and Affiliates: (1) including amounts received through accident or health insurance (but only to the extent includible in gross income), disability payments (whether or not excludable from gross income), earned income from sources outside the United States (whether or not excludable or deductible from gross income), amounts paid or reimbursed for nondeductible moving expenses, the value of nonqualified stock options to the extent includible in gross income in the taxable year in which granted, and amounts includible in gross income upon making the election described in Code section 83(b); but (2) excluding Company or Affiliate contributions to a deferred compensation plan (to the extent excludable from gross income when contributed), distributions from a qualified plan, amounts realized on the exercise of nonqualified stock options or when restricted property either becomes transferable or is no longer subject to a substantial risk of forfeitures, amounts realized on the disposition of stock acquired under a qualified or incentive stock option, and other amounts which receive special tax benefits.

 4. Section 4.11 of each of the Plans is hereby amended to read as follows:

                 4.11 Restrictions on Basic Contributions and Flex Contributions. In conjunction with Participant elections of Basic Contributions and at such other times throughout the Plan Year as the Committee may determine, the Committee shall require testing of the elections of before-tax Basic Contributions and Flex Contributions by Participants (and any other Employer con-tributions that the Company elects to include in the testing under the conditions specified below) to assure that the average deferral percentage for the Plan Year of Participants who are Highly Compensated Employees will not exceed the greater of:

                 (a) 1.25 times the average deferral percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees, or

                 (b)      the lesser of (i) 2 percentage points more than, or
                          (ii) 2 times the average deferral percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees.

         For purposes of this section, the term "average deferral percentage" for each group of Participants for any period shall be the average of the percentages, calculated separately for each Participant in such group, of the aggregate amount of Pay that each Participant elects to have contributed to the Plan for the period as before-tax Basic Contributions or Flex Contributions, provided that, if the Company so elects in accordance with rules prescribed by the Secretary of the Treasury, Qualified Nonelective Contributions and Code section 401(m) matching contributions (including Company Matching Contributions under this Plan) that meet the withdrawal and vesting requirements of Code sections 401(k)(2)(B) and (C) shall be added to before-tax Basic Contributions and Flex Contributions in computing each Participant's average deferral percentage. Except as provided in Treasury Regulations, excess before-tax Basic Contributions and Flex Contributions under subsection 4.1(b) shall be treated as an amount elected under section 4.2 and contributed to the Plan, whether or not such excess contribution is distributed.

         Advance testing done under this section shall be based on a Participant's annual rate of Pay in effect at the time of the test, and corrections to be made to reduce the amount in excess of the maximum permissible deferral percentage shall be made from Pay to be earned for the remainder of the Plan Year. Final Plan Year compliance with the restrictions of this section shall be based on the Participant's actual Pay and before-tax contributions for the Plan Year.

         The adjustments in this paragraph shall be made if, at the end of the Plan Year, the percentage of before-tax Basic Contributions and Flex Contributions elected by Highly Compensated Employees (and any other Employer contributions that are included in the testing at the Company's election) would (if not distributed) cause the average deferral percentage of such Participants to exceed the maximum deferral percentage permitted for the Plan Year under this section. In such a case, before the end of the following Plan Year, the excess amount of such contributions (and the income and investment gain or loss attributable thereto) for the Highly Compensated Employees shall be distributed to such Participants in the order of their average deferral percentages, beginning with the Highly Compensated Employees with the highest average deferral percentage until the limitations of this section are met. For this purpose, the income and investment gain or loss attributable to the excess contribution being distributed shall be determined under the Plan's normal method of accounting for the period following such contribution and continuing until the end of the Plan Year in which such contribution was made, excluding any subsequent period in the following Plan Year prior to the distribution of the excess amount. Except as otherwise required by applicable regulations, any amount distributed under this paragraph to a Highly Compensated Employee shall be included in that Employee's taxable wages for the Plan Year for which the contribution was made. The distribution described in this section may be made notwithstanding any other Plan provision.
         The Committee shall adopt reasonable procedures for coordinating distributions of excess contributions under this section and subsection 4.1(b).

         Moreover, notwithstanding the foregoing rules, the Committee shall take steps to ensure that this section 4.11 is interpreted and administered so as to comply with applicable legal requirements for the determination of what amounts constitute excess Code section 401(k) elective deferrals and for the return of such excess amounts and any income and investment gain or loss attributable thereto. If two or more plans which include Code section 401(k) cash or deferred arrangements are considered as one plan for purposes of Code section 401(a)(4) or 410(b), the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this section 4.11. If any Highly Compensated Employee is a participant under two or more cash or deferred arrangements of an Employer or Affiliate, all such cash or deferred arrangements shall be treated as one such arrangement for purposes of determining the actual deferral percentage with respect to such Employee. Moreover, no benefits other than Code section 401(m) matching contributions shall be conditioned on a Participant's election of before-tax Basic Contributions or Flex Contributions under this Plan.

         If a Participant is an eligible Highly Compensated Employee who is subject to the family aggregation rules of Code section 414(q)(6) because he is a 5 percent owner or is one of the 10 most highly compensated Employees, the combined average deferral percentage for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Code section 401(k) elective contributions, Pay, and amounts treated as Code section 401(k) elective contributions of all the eligible family members. The Code section 401(k) elective contributions, Pay, and amounts treated as Code section 401(k) elective contributions of all family members are disregarded for purposes of determining the average deferral percentage for the group of non-Highly Compensated Employees. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group.

         The determination and correction of excess contributions of a Highly Compensated Employee whose average deferral percentage is determined under the family aggregation rules of the preceding paragraph is accomplished by reducing the average deferral percentage as required under the "leveling" method described previously in this section and allocating the excess contributions for the family group among the family members in proportion to the elective contribution of each family member that is combined to determine the average deferral percentage.

         All determinations under this section 4.11 shall comply with Code section 401(k) and the regulations thereunder. In the event of any conflict, the rules of such Code section and regulations shall control.

 5.      Section 5.2 of each of the Plans is hereby amended to read as follows:

                 5.2 Restrictions on Company Matching Contributions. At such times throughout the Plan Year as the Committee may determine, the Committee shall require testing to assure that the contribution percentage for the Plan Year of Participants who are Highly Compensated Employees will not exceed the greater of:

                 (a) 1.25 times the contribution percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees, or

                 (b)      the lesser of (i) 2 percentage points more than, or
                          (ii) 2 times the contribution percentage for the Plan Year of all other Participants who are non-Highly Compensated Employees.

         For purposes of this section, the term "contribution percentage" for each group of Participants shall be the average of the ratios, calculated separately for each Participant in such group, of the aggregate amount of Company Matching Contributions, after-tax Basic Contributions, and Supplemental Contributions made by or on behalf of the Participant for the Plan Year to that Participant's Pay for the Plan Year. To the extent permitted by Treasury Regulations, the Company may elect, in computing contribution percentages, to treat Qualified Nonelective Contributions and Code section 401(k) elective deferrals (including before-tax Basic Contributions and Flex Contributions) for the Plan Year as Company Matching Contributions.

         Advance testing under this section shall be based on a Participant's level of Basic Contributions and Supplemental Contributions and his annual rate of Pay in effect at the time of the test, and corrections to be made to reduce the amount in excess of the maximum permissible contribution percentage shall be from Company Matching Contributions and Supplemental Contributions to be made for the remainder of the Plan Year. Final Plan Year compliance with the restrictions of this section shall be based on the Participant's actual contributions and Pay for the Plan Year.

         The adjustments in this paragraph shall be made if, at the end of the Plan Year, the contribution percentage of Highly Compensated Employees exceeds the maximum contribution percentage permitted for the Plan Year under this section. In such a case, before the end of the following Plan Year

                          (1) the excess Supplemental Contributions (and income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants,

                          (2) The excess after-tax Basic Contributions and the related Company Matching Contributions (and the income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants, and

                          (3) the remaining excess Company Matching Contributions (and income and investment gain or loss attributable thereto) for Highly Compensated Employees shall be distributed to such Participants, in the order of their contribution percentages beginning with the Highly Compensated Employee with the highest contribution percentage until the limitations of this section are met.

                          (4) For purposes of the foregoing, the income and investment gain or loss attributable to the excess contribution being distributed shall be determined under the Plan's normal method of accounting for the period following such contribution and continuing until the end of the Plan Year in which such contribution was made, excluding any subsequent period in the following Plan Year prior to the distribution of the excess amount. Except as otherwise required by applicable regulations, any amount distributed under this paragraph to a Highly Compensated Employee (other than a return of his after-tax Basic Contributions or Supplemental Contributions) shall be included in that Employee's taxable wages for the Plan Year for which the contribution was made. The distribution described in this section may be made notwithstanding any other Plan provision.

         In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then this section 5.2 shall be applied by determining the contribution percentages of eligible Participants as if all such plans were a single plan. If a Highly Compensated Employee participates in two or more plans of an Employer or Affiliate to which such contributions are made, all such contributions shall be aggregated for purposes of this section. Any Employee required to be taken into consideration under Code section 401(m)(5) shall be treated as an eligible Employee in accordance with such Code section for purposes of the application of this section 5.2. Moreover, the determination of excess contributions under this section 5.2 shall be made after first determining the excess deferrals (within the meaning of Code section 402(g)) pursuant to subsection 4.1(b) of this Plan and then determining the excess Code section 401(k) deferrals pursuant to section 4.11 of this Plan. In addition, the treatment of family members who are subject to the aggregation rules of Code section 414(q)(6) shall follow the procedures set forth in section 4.11, except that such procedures shall be applied under this section by substituting the contributions subject to this section 5.2 and section 401(m) of the Code in lieu of the contributions subject to section
         4.11 of the Plan and section 401(k) of the Code.

         All determinations under this section 5.2 shall comply with Code section 401(m) and the regulations thereunder, including any such regulations as may be necessary to prevent the multiple use of the alternative percentage limitations in Code sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) with respect to any Highly Compensated Employee and also including regulations permitting appropriate aggregation of plans and contributions. In the event of any conflict, the rules of such Code sections and regulations shall control.

 6. Sections 7.7(d) and 7.7(e) of the RSP are hereby amended to read as follows, effective as of January 1, 1992:

         (d) For purposes of this section 7.7 "financial hardship" means an immediate and heavy financial need occurring in the personal affairs of the Participant (including a need that is reasonably foreseeable or voluntarily incurred by the Participant), as determined by the Committee based on all relevant facts and circumstances, taking into consideration that the need to pay the funeral expenses of a family member would generally constitute an immediate and heavy financial need and the need to purchase a boat or television set generally would not. In any event, distributions for the following reasons shall be deemed to be made on account of an immediate and heavy financial need:

                 (1) To pay medical expenses (described in Code section 213(d)) previously incurred by the Participant, the Participant's spouse, or dependents (as defined in

                          Code section 152), or to provide funds necessary for these persons to obtain medical care (described in Code section 213(d)).

                 (2) To pay costs, excluding mortgage payments, directly related to the purchase of a principal residence for the Participant.

                 (3) To pay tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children, or dependents.

                 (4) To make a payment necessary to prevent the eviction of the Participant from his principal residence or the foreclosure of the mortgage on the Participant's principal residence.

                 (5) To satisfy such other deemed financial needs as may be published from time to time by the Commissioner of Internal Revenue.

         (e) A hardship distribution may not exceed the amount necessary to meet the immediate and heavy financial need created by the hardship and not capable of being satisfied from other resources reasonably available to the Participant, generally including assets held by his spouse or minor children, but not including assets held for a child under an irrevocable trust or under the Uniform Gift to Minors Act. If the Participant so requests and agrees to have taxes withheld from the distribution, the foregoing amount shall include an additional amount considered necessary to pay any taxes or penalties that are imposed by the federal government or by a state that requires a tax withholding election for the distribution and that are reasonably anticipated to result from the distribution. The Committee shall consider all relevant facts and circumstances and shall generally treat the requested distribution as necessary to meet the financial need upon receipt of a written representation that in the Participant's opinion his financial need cannot reasonably be relieved:

                 (1) through reimbursement or compensation by insurance or otherwise,

                 (2) by reasonable liquidation of the Participant's assets, to the extent that such liquidation itself is feasible and does not itself cause an immediate and heavy financial need,

                 (3) by suspension of the Participant's before-tax Basic Contributions and Flex Contributions and his other contributions under the Plan, or

                 (4) by other distributions or nontaxable loans (including withdrawals and loans under sections 7.6 and 7.8 of this Plan) from plans maintained by the Employer or any other employer or by borrowing from commercial sources on reasonable commercial terms.

         For purposes of this paragraph, a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need. For example, the need to purchase a principal residence cannot reasonably be relieved by a Plan loan if the loan would disqualify the Employee from obtaining other necessary financing.

 7. Section 7.8(c) of each of the Plans is hereby amended to read as follows:

         (c) The amount of the loan shall not be less than $1,000 nor more than 50 percent of the first $100,000 of the vested balance in the Participant's Account (excluding any IRA Account balance). The 50 percent limitation shall be reduced by the highest outstanding balance of loans to the Participant from the Plan during the 1-year period ending on the day before the date on which the loan is made.

                 If such Participant is also covered under another qualified plan maintained by the Company or an Affiliate, the above limitations shall be applied as though all such qualified plans are one plan. A Participant shall not be allowed to have more than two loans from this Plan outstanding at any time or to obtain more than one loan from the Plan in any period of 12 consecutive months, provided, however, that these restrictions shall not apply if a Participant, for valid reasons such as a prior suspension of loan repayments during a period of unpaid leave, needs an additional loan that will be used in part to repay a loan that would otherwise extend beyond its original term of five years.

 8. Section 7.8(i) of each of the Plans is hereby amended to read as follows:

         (i) If a Participant (i) incurs a Separation from Service and either receives an immediate distribution of his remaining interest in the Plan or does not pay the total accrued interest and outstanding principal amount of the loan within 60 days, or (ii) is in default for 90 days on any required loan payment prior to his repayment of the total principal and interest on an outstanding loan under the Plan and a permitted distribution event for the amount to be treated as a distribution has occurred under the rules for profit sharing plans or under Code section 401(k)(2)(B), the Participant's note shall be canceled and the principal deemed distributed by the Trust Fund to him or, if applicable, his Beneficiary, and a corresponding reduction shall be made to the Account from which the deemed distribution is made. This paragraph shall not apply, however, as long as a Participant, notwithstanding his Separation from Service, continues to be a party in interest under section 3(14) of ERISA and therefore has a legal right to continue his loan during such time as he is not in default on his regular loan payments. In this case, the regular loan payments may be made by check or other means suitable to the Committee once the Participant ceases to be covered by a payroll of the Company or an Affiliate.

 9.      Section 7.11 of each of the Plans is hereby amended to read as follows:

                 7.11 Requirement for Consent to Certain Distributions. Notwithstanding any other provision regarding the Plan distributions, the Plan may not immediately distribute the balance of a Participant's Account that exceeds or has ever exceeded $3,500 without the written consent of the Participant. Where the Participant does not consent to a distribution that is subject to the foregoing requirement, this section shall be interpreted and administered so as to comply with Code section 411(a)(11) by delaying any distribution that might otherwise be required under the Plan to the extent necessary to comply with said Code section.

10.      Section 8.5 of each of the Plans is hereby amended to read as follows:

                 8.5 Voting Company Stock. Each Participant and Beneficiary who has common stock of the Company allocated to his Account shall be entitled to instruct the Trustee regarding the voting of the number of such shares allocated to the Account at all stockholders meetings of the Company, determined on the last practicable day prior to such stockholders meeting. If clear and timely instructions have not been received from the Participant or Beneficiary, or if shares of the Company's common stock have not yet been allocated to the Accounts of Participants and Beneficiaries, the Trustee shall vote such shares in the same proportion as are voted the shares for which clear and timely voting instructions have been received from Participants and Beneficiaries, unless the Trustee determines in the exercise of its fiduciary responsibility that it must vote such shares in a different manner to protect the interest of Participants and Beneficiaries. As agreed by the Company and the Trustee, the Company or the Trustee will send, or cause to be sent, to each Participant and Beneficiary who has common stock of the Company allocated to his Account a voting instruction form and the same proxy solicitation material as is sent to stockholders generally.

11. Except as amended above, the terms of the Plans as in effect prior to this amendment shall continue unchanged.

Adopted, effective as indicated above, pursuant to section 12.1 of each of the Plans.

                   By  A. R. Boyce
                      ---------------------------
                   Senior Vice President - Human Resources and Administration Burlington Resources Inc.
                   Date Signed  12/13/91
                                --------

ATTEST:

By  Leslie S. Leland
   -------------------------------

Title  Corporate Secretary
      ----------------------------

                                 AMENDMENT ONE
                           BURLINGTON RESOURCES INC.
                            RETIREMENT SAVINGS PLAN
                  (As adopted effective as of January 1, 1990)

1. Subsection 7.8(b) is hereby amended to read as follows, effective for loans granted on or after January 15, 1990:

                "(b) To receive a loan from the Plan, a Participant must sign a promissory note in the proper amount on a form prescribed by the Committee and authorize payroll deductions for payment of interest and principal in accordance with procedures adopted by the Committee. To secure repayment of the loan, the Participant shall, within the 90 day period before the loan is made, consent to any distribution resulting from a setoff of the loan against the Participant's Account under subsection (i)."

2. Except as amended above, the terms of the Plan as in effect prior to this amendment shall continue unchanged.

Adopted, effective as indicated above, pursuant to section 12.1 of the Plan.

                                        BURLINGTON RESOURCES INC.

                                        By  A. R. Boyce
                                           ---------------------------------

                                        Title  SVP--Human Resources & Admin.
                                              ------------------------------

                                        Date Signed  8/23/90
                                                    ------------------------

ATTEST:

By  Leslie S. Leland
   -------------------------------

Title  Corporate Secretary
      ----------------------------